Exhibit 10.1

CERTAIN INFORMATION IDENTIFIED WITH THE MARK “(***)”, “(***%***)” AND “(***$***)” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE SUCH INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Execution Version

EXCLUSIVE license AGREEMENT

by and between

OSI pharmaCEUTICALS, llc

and

Aevi Genomic Medicine, Inc.

July 15, 2019

EXCLUSIVE LICENSE AGREEMENT

This Exclusive License Agreement (this “Agreement”) is entered into as of July 15, 2019 (the “Effective Date”), by and between OSI Pharmaceuticals, LLC, a limited liability company organized under the laws of the State of Delaware, having an address of 1 Astellas Way, Northbrook, IL 60062 (“OSI”), and Aevi Genomic Medicine, a corporation organized under the laws of the State of Delaware, having an address of 435 Devon Park Drive, Suite 715, Wayne, PA 19087 (“Licensee”). OSI and Licensee may each be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, OSI wishes to grant to Licensee, and Licensee wishes to receive from OSI, an exclusive license under the OSI Product IP in the Field in the Territory to develop, manufacture and commercialize Licensed Products.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINITIONS

As used in this Agreement, the following terms will have the meanings set forth below:

1.1.       “Affiliate” means, with respect to any Person, any entity directly or indirectly controlled by, controlling, or under common control with, such Person, but only for so long as such control continues. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause the direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of more than fifty percent (50%) (or the maximum ownership interest permitted by Applicable Law) of the voting securities or other ownership or general partnership interest (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of an entity; provided, however, that where an entity owns a majority of the voting power necessary to elect a majority of the board of directors or other governing board of another entity, but is restricted from electing such majority by contract or otherwise, such entity will not be considered to be in control of such other entity until such time as such restrictions are no longer in effect.

1.2.       “Agreement” has the meaning set forth in the Preamble.

1.3.       “Applicable Law” means collectively all laws, regulations, ordinances, decrees, judicial and administrative orders (and any license, franchise, permit, or similar right granted under any of the foregoing), and any policies and other requirements of any applicable Governmental Authority that govern or otherwise apply to a Party’s activities in connection with this Agreement.

1.4.       “Bankruptcy Code” means Section 101(35A) of Title 11 of the United States Code, as amended.

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1.5.       “Breaching Party” has the meaning set forth in Section 8.6.

1.6.       “Business Day” means a day other than a Saturday, Sunday or a day that is a statutory, bank or other public holiday in New York, New York, USA.

1.7.       “Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided that the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 and December 31 and the last Calendar Quarter shall end on the last day of the Term.

1.8.       “Calendar Year” means any twelve (12) month period beginning on January 1 and ending on the next subsequent December 31; provided that the first Calendar Year of the Term shall begin on the Effective Date and end on December 31, 2019 and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.9.       “Change of Control” means, with respect to a Party (a) the acquisition of beneficial ownership, directly or indirectly, by any Person (other than such Party or an Affiliate of such Party, and other than by virtue of obtaining irrevocable proxies) of securities or other voting interest of such Party representing a majority or more of the combined voting power of such Party’s then outstanding securities or other voting interests, (b) any merger, reorganization, consolidation or business combination involving such Party with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, consolidation or business combination ceasing to hold beneficial ownership of at least (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization, consolidation or business combination, (c) any sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of such Party to which this Agreement relates, other than a sale or disposition of such assets to an Affiliate of such Party or (d) the approval of any plan or proposal for the liquidation or dissolution of such Party.

1.10.       “Clinical Trial” means a human clinical study conducted on sufficient numbers of human subjects that is designed to (a) establish that a product is reasonably safe for continued testing, (b) investigate the safety and efficacy of a product for its intended use and to define warnings, precautions and adverse reactions that may be associated with a product in the dosage range to be prescribed or (c) support or maintain Regulatory Approval of such product or label expansion of such product.

1.11.       “Commercialization” means any and all activities directed to the marketing, promotion, distribution, pricing, reimbursement, offering for sale, and sale of a product and interacting with Regulatory Authorities following receipt of Regulatory Approval in the applicable country or region for such product regarding the foregoing, but excluding activities directed to Manufacturing or Development. “Commercialize,” “Commercializing,” and “Commercialized” will be construed accordingly.

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1.12.       “Commercially Reasonable Efforts” means the utilization by Licensee of such reasonable and good faith efforts in the research, development, pursuit of regulatory approvals for, Development, Manufacture and Commercialization of Licensed Product as, in each case, are consistent with the efforts pharmaceutical companies typically devote to exploitation of a product at a similar stage in its product life as Licensed Product and having profit potential and strategic value comparable to that of such Licensed Product, taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, the regulatory environment and competitive market conditions in the therapeutic area, safety and efficacy of such Licensed Product, the strength of its proprietary position and such other factors as Licensee may reasonably consider, all based on conditions then prevailing.

1.13.       “Competing Infringement” has the meaning set forth in Section 5.2.2.

1.14.       “Compound” means all presentations of the molecule designated by OSI as ASP7486 (OSI-027) and having the molecular structure set forth in Schedule 3.

1.15.       “Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information and materials (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients before, on or after the Effective Date, including any such information that was disclosed by a Party or any of its Affiliates under the Prior CDA. Confidential Information does not include any Know-How or other information that, to the extent shown by reasonable documentary evidence, (a) was already known by the Receiving Party (other than under an obligation of confidentiality, including to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party, (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party, (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations to the Disclosing Party or any of its Affiliates, including under the Prior CDA or under this Agreement, (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party or any of its Affiliates not to disclose such information to the Receiving Party or (e) was independently discovered or developed by or on behalf of the Receiving Party without access to or the use of any Confidential Information belonging to the Disclosing Party. The terms and conditions of this Agreement will be considered Confidential Information of both Parties.

1.16.       “Control” or “Controlled” means with respect to any Know-How, Patent or other intellectual property right (including any data, information or material), the ability to grant a license, sublicense or other right to or under such Know-How, Patent or other intellectual property right as provided for herein without (a) violating the terms of any agreement or other arrangement with any Third Party, (b) incurring any payment obligation to a Third Party or (c) violating any Applicable Law.

1.17.       “Cover” means, with respect to a given product and Patent, that a claim of such Patent would (and in the case of a pending claim, would if issued), absent a license thereunder or ownership thereof, be infringed by the manufacture, use, sale or offer for sale of such product.

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1.18.       “Defense Action” means (a) initiation by a Third Party of (i) a challenge to the validity, scope, or enforceability of any OSI Product Patent, or (ii) an opposition proceeding against any OSI Product Patent, (b) initiation by Licensee of an opposition against a Third Party, or (c) any allegation by a Third Party that the intellectual property owned by it is infringed, misappropriated, or violated by the exploitation of any Licensed Product.

1.19.       “Development” means all internal and external research, development, and regulatory activities related to products, including (a) research, non-clinical testing, toxicology, testing and studies, non-clinical and preclinical activities, and Clinical Trials, and (b) preparation, submission, review, and development of data or information for the purpose of submission to a Regulatory Authority to obtain authorization to conduct Clinical Trials and to obtain, support, or maintain Regulatory Approval of a product, but excluding activities directed to Manufacturing or Commercialization. Development will include development and regulatory activities for additional forms, formulations, or indications for a product after receipt of Regulatory Approval of such product (including label expansion), including Clinical Trials initiated following receipt of Regulatory Approval or any Clinical Trial to be conducted after receipt of Regulatory Approval that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved formulation or indication (such as post-marketing studies and observational studies, if required by any Regulatory Authority in any region in the Territory to support or maintain Regulatory Approval for a product in such region). “Develop,” “Developing,” and “Developed” will be construed accordingly.

1.20.       “Development Plan” means the written development plan attached hereto as Schedule 4.

1.21.       “Disclosing Party” has the meaning set forth in Section 6.1.

1.22.       “Dollar” means the U.S. dollar, and “$” will be interpreted accordingly.

1.23.       “Drug Material” has the meaning set forth in Section 4.3.2.

1.24.       “Effective Date” has the meaning set forth in the Preamble.

1.25.       “European Union” or “EU” means, with respect to any given time, all countries who are members of the European Union as of the Effective Date; provided that, notwithstanding anything to the contrary in this Agreement, the United Kingdom will be deemed a part of the European Union for the purposes of this Agreement.

1.26.       “Existing IND” has the meaning set forth in Section 2.4.1(b).

1.27.       “FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.

1.28.       “FDA” means the United States Food and Drug Administration or any successor agency thereto.

1.29.       “Field” means the diagnosis, prevention, prophylaxis, treatment, cure, or palliative care of disease, disorder or condition in humans or animals.

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1.30.       “First Commercial Sale” means, with respect to any Licensed Product in any country or region, the first sale of such Licensed Product, by or on behalf of Licensee (including by any of its Affiliates or Sublicensees), in an arms-length transaction to a Third Party (other than a Sublicensee) for distribution, use, or consumption in such country or region after receipt of Regulatory Approval for such Licensed Product in such country or region. For the avoidance of doubt, “First Commercial Sale” excludes any transfers of Licensed Product to Third Parties for testing purposes, any expanded access program, any compassionate sales or use program (including named patient program or single patient program), or any indigent program; provided that, in each case, such Licensed Product is provided at no charge and not sold in connection (e.g., as a bundle or another type of direct or indirect bundling arrangement) with any other product of Licensee, its Affiliates or Sublicensees in which consideration is charged for such Licensed Product.

1.31.       “GAAP” means United States generally accepted accounting principles, consistently applied.

1.32.       “Governmental Authority” means any federal, state, national, state, provincial, or local government, or political subdivision thereof, or any multinational organization or any authority, agency, or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body). Governmental Authorities include all Regulatory Authorities.

1.33.       “IND” means an Investigational New Drug application required pursuant to 21 C.F.R. Part 312 or any comparable filings outside of the U.S. required to commence human clinical trials in such country or region, and all supplements or amendments that may be filed with respect to the foregoing.

1.34.       “Indemnified Party” has the meaning set forth in Section 9.4.

1.35.       “Indemnifying Party” has the meaning set forth in Section 9.4.

1.36.       “Infringement” has the meaning set forth in Section 5.2.2.

1.37.       “Initial Signal Finding Study” has the meaning set forth in Section 4.1.3(a).

1.38.       “Initiating Party” has the meaning set forth in Section 5.2.3.

1.39.       “Know-How” means any proprietary information and materials, including records, discoveries, improvements, modifications, processes, techniques, methods, assays, chemical or biological materials, designs, protocols, formulas, data (including physical data, chemical data, toxicology data, animal data, raw data, clinical data, and analytical and quality control data), dosage regimens, control assays, product specifications, marketing, pricing and distribution costs, inventions, algorithms, technology, forecasts, profiles, strategies, plans, results in any form whatsoever, know-how and trade secrets (in each case, whether or not patentable or copyrightable).

1.40.       “Liability” has the meaning set forth in Section 9.1.

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1.41.       “Licensed Product” means any pharmaceutical product comprised of or containing a Compound as an active pharmaceutical ingredient, in all forms, presentations, formulations and dosage forms including all stereoisomers, diastereomers, optical stereoisomers, enantiomers, hydrates and solvates, anhydrous and non-solvated forms, tautomeric forms, salts, crystalline forms, polymorphic forms, N-oxides, or prodrugs thereof.

1.42.       “Licensee” has the meaning set forth in the Preamble.

1.43.       “Licensee Abandoned Patent” has the meaning set forth in Section 5.2.1.

1.44.       “Licensee Indemnified Party” has the meaning set forth in Section 9.3.

1.45.       “Licensee Product Technology” has the meaning set forth in Section 8.7.5.

1.46.        “Manufacture” means activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, or storage of any product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including process development, qualification, and validation, scale-up, pre-clinical, clinical, and commercial manufacture and analytic development, product characterization, and stability testing, but excluding activities directed to Development or Commercialization. “Manufacturing” and “Manufactured” will be construed accordingly.

1.47.       “Milestone Event” has the meaning set forth in Section 3.2.

1.48.       “Milestone Payment” has the meaning set forth in Section 3.2.

1.49.       “NDA” means a New Drug Application submitted to the FDA in the United States in accordance with the FD&C Act with respect to a pharmaceutical product or any analogous application or submission with any Regulatory Authority outside of the United States.

1.50.       “Net Sales” means, with respect to the sale of Licensed Product, the gross amounts invoiced by Licensee or any of its Affiliates or Sublicensees to Third Parties for sales of such Licensed Product throughout the Territory, less the following deductions actually incurred, allowed, paid, accrued or otherwise specifically allocated to the sale of Licensed Product by Licensee or any of its Affiliates or Sublicensees using GAAP applied on a consistent basis:

1.50.1.       customary trade, quantity, or cash discounts, chargebacks and rebates to the extent actually allowed and taken;

1.50.2.       amounts repaid or credited by reason of rejection or return;

1.50.3.       customs or excise duties, sales tax, consumption tax, value added tax, and other taxes (except income taxes) or duties relating to sales of such Licensed Product that are not reimbursable; and

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1.50.4.       outbound shipping or transportation costs prepaid or allowed and costs of insurance in transit (to the extent that Licensee, any of its Affiliates or any of its Sublicensees bear such costs for such Licensed Product).

Net Sales shall not include sales to Affiliates, Sublicensees or contractors engaged by Licensee to develop, promote, co-promote, market, sell or otherwise distribute Licensed Product, solely to the extent that such Affiliate, Sublicensees or contractor purchasing the Licensed Product resells such Licensed Product to a Third Party. However, subsequent sales of Licensed Product by such Licensee Affiliates, Sublicensees or contractors to a Third Party shall be included in Net Sales when sold in the market. In no event shall any particular amount identified above be deducted more than once in calculating Net Sales (i.e., no “double counting” of reductions).

In the event that Licensed Product is sold as part of a financial bundle with other products or is included in financial package deals to customers, the price of the Licensed Product to be included for the purpose of calculating Net Sales will be the average invoiced sales price of Licensed Product sold separately in the preceding Calendar Quarter less the average discount of all products sold as part of such bundle or package.

1.51.       “Non-Breaching Party” has the meaning set forth in Section 8.6.

1.52.       “OSI” has the meaning set forth in the Preamble.

1.53.       “OSI Indemnified Party” has the meaning set forth in Section 9.1.

1.54.       “OSI Product IP” means the OSI Product Patents and the OSI Product Know-How.

1.55.       “OSI Product Know-How” means all Know-How (a) Controlled by OSI or any of its Affiliates as of the Effective Date, (b) exclusively related to the Compound, and (c) necessary for the Development, Manufacture, use or Commercialization of the Compound including all such Know-How listed on Schedule 1.

1.56.       “OSI Product Patents” means the issued Patents set forth on Schedule 2.

1.57.       “OSI’s Knowledge” means the actual knowledge as of the Effective Date, without any inquiry or investigation, of Masato Kishida and Mayuko Miura.

1.58.       “Party” or “Parties” has the meaning set forth in the Preamble.

1.59.       “Patent Challenge” means any direct or indirect challenge to the validity, patentability, scope, construction, inventorship, ownership, enforceability or non-infringement of any OSI Product Patent or otherwise opposing any OSI Product Patent through a legal or administrative proceeding.

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1.60.       “Patents” means (a) all patents and patent applications in any country or region, (b) all patent applications filed either from such patents or patent applications or from an application claiming priority from any of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals, and continued prosecution applications, (c) any and all patents that have issued or in the future issue from the foregoing patent applications, and (d) any and all substitutions, renewals, registrations, confirmations, extensions, or restorations, including revalidations, reissues, and re-examinations (including any supplementary protection certificates and the like) of the foregoing patents or patent applications.

1.61.       “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.62.       “Prior CDA” means that certain Mutual Confidential Disclosure Agreement dated as of March 14, 2018, by and between Licensee and OSI.

1.63.       “Receiving Party” has the meaning set forth in Section 6.1.

1.64.       “Regulatory Approval” means, with respect to a particular country or other regulatory jurisdiction, any approval of an NDA, marketing application or other approval, product, or establishment license, registration, or authorization of any Regulatory Authority necessary for the commercial marketing or sale of a product in such country or other regulatory jurisdiction.

1.65.       “Regulatory Authority” means any applicable Governmental Authority responsible for granting Regulatory Approvals for products in a particular country or other regulatory jurisdiction and any corresponding national or regional regulatory authorities.

1.66.       “Regulatory Documentation” means, with respect to any Licensed Product in any jurisdiction, any and all regulatory applications, filings, approvals, and associated correspondence required to develop, manufacture, market, sell, and import such Licensed Product in, or into, any jurisdiction, including, for clarity, all Regulatory Approvals necessary for the sale of such Licensed Product in a given jurisdiction in accordance with all Applicable Laws.

1.67.       “Regulatory Transfer” has the meaning set forth in Section 2.4.1.

1.68.       “Representatives” means (a) with respect to Licensee, Licensee, its Affiliates, its Sublicensees and each of their respective officers, directors, employees, consultants, contractors and agents and (b) with respect to OSI, OSI, its Affiliates and each of their respective officers, directors, employees, consultants, contractors and agents.

1.69.       “Royalty Payments” has the meaning set forth in Section 3.3.1.

1.70.       “Royalty Term” means, on a country-by-country basis with respect to any particular Licensed Product in any particular country in the Territory, the period beginning upon the date of the First Commercial Sale of such Licensed Product in such country and ending on the later to occur of (a) the expiry of the last Valid Claim of an OSI Product Patent Covering such Licensed Product in such country, (b) expiration of regulatory exclusivity in such country, and (c) ten (10) years from the First Commercial Sale of such Licensed Product in such country.

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1.71.       “Senior Officers” has the meaning set forth in Section 10.1.

1.72.       “Sublicense Income” means consideration received by Licensee or an Affiliate from a Sublicensee or such Sublicensee’s Affiliates (including upfront payments, sublicense maintenance fees, milestone payments, option fees and other sublicense revenue) that is not a royalty based upon Net Sales of a Licensed Product. “Sublicense Income” excludes (a) payments received from Sublicensees that are (i) made to fund the costs of the bona fide research or development of Licensed Products on or after the effective date of the sublicense, or (ii) proceeds from equity investments by a Third Party to the extent at fair market value and unrelated to the Licensed Products, and (b) any purchase price payments received by Licensee in connection with a Change of Control of Licensee.

1.73.       “Sublicensee” means any Person to whom Licensee grants or has granted, directly or indirectly (e.g. a sublicensee of a sublicensee of Licensee), a permitted sublicense of rights licensed by OSI to Licensee under this Agreement.

1.74.       “Term” has the meaning set forth in Section 8.1.

1.75.       “Territory” means worldwide.

1.76.       “Third Party” means any Person other than Licensee, OSI or their respective Affiliates.

1.77.       “Valid Claim” means a claim of an issued and unexpired patent within the OSI Product Patents covering the composition, manufacture, use, method of use, sale, offer for sale or import of a Licensed Product, which patent is owned or Controlled by OSI and has not (a) expired or been canceled, (b) been declared invalid by an unreversed and unappealable decision of a court or other appropriate body of competent jurisdiction, (c) been admitted to be invalid or unenforceable through reissue, disclaimer, or otherwise or (d) been abandoned.

1.78.       “Withholding Tax” has the meaning set forth in Section 3.5.2.

2.	LICENSE GRANTS AND TECHNOLOGY TRANSFER

2.1.       Exclusive License to Licensee. Subject to the terms and conditions of this Agreement, OSI hereby grants to Licensee an exclusive, worldwide, royalty-bearing, sublicensable (subject to the provisions of Section 2.2) license during the Term under OSI’s right, title and interest in and to the OSI Product Patents and OSI Product Know-How, to Develop, have Developed, Manufacture, have Manufactured, Commercialize and have Commercialized Licensed Products in the Field in the Territory.

2.2.       Licensee Sublicensees. Licensee may grant sublicenses of the rights granted under Section 2.1 to any of its Affiliates and Third Parties, provided that:

2.2.1.       no such sublicense shall diminish Licensee’s duties or obligations under the Agreement, and Licensee shall remain liable and responsible for such duties and obligations;

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2.2.2.       any act or omission of a Sublicensee which would be a breach of this Agreement if performed by Licensee shall be deemed a breach by Licensee of this Agreement;

2.2.3.       promptly following OSI’s request, Licensee shall provide OSI with a fully executed copy of any sublicense agreement and any amendments or other modifications thereto (which Licensee may redact as reasonably necessary to protect confidential or highly sensitive information) promptly upon execution of such sublicense, amendment, or other modification (as applicable);

2.2.4.       each sublicense shall be consistent with the terms of this Agreement (including confidentiality, non-disclosure, and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement) and each Sublicensee shall undertake, in the applicable sublicense, to perform its obligations under the sublicense in a manner consistent with, and to the extent applicable to, the terms of this Agreement; and

2.2.5.       each sublicense shall terminate automatically effective as of the earlier of (a) termination of this Agreement or (b) the termination of the applicable sublicense agreement.

2.3.       No Implied Rights. Except as expressly provided in this Agreement, neither Party will be deemed to have granted the other Party (by implication, estoppel or otherwise) any right, title, license or other interest in or with respect to any Patents, Know-How or other intellectual property rights or information owned or controlled by such Party.

2.4.       Assignment; Data Transfer; Third Party Contractors.

2.4.1.       Regulatory Documentation.

(a)       Upon the terms and subject to the conditions of this Agreement, OSI shall use reasonable efforts to, within thirty (30) days following the Effective Date, transfer, convey and deliver to Licensee, all of OSI’s right, title, interest and obligations in or under all Regulatory Documentation that are set forth on Schedule 5 to the extent exclusively related to Licensed Products (any such transfer, conveyance and delivery, in whole or in part, a “Regulatory Transfer”).

(b)       Immediately upon a Regulatory Transfer, Licensee shall hereby acquire and accept from OSI all right, title and interest to, and agree to perform and discharge all obligations under, the Regulatory Documentation subject to such Regulatory Transfer. Following the last Regulatory Transfer, OSI will submit to the FDA a letter to transfer the inactivated IND application for the Compound (the “Existing IND”) to Licensee, and Licensee shall, within 24 hours following such submission by OSI to the FDA, submit its own letter to the FDA confirming (a) that Licensee has received such Regulatory Documentation in connection with the Regulatory Transfer, (b) that Licensee hereby acquires and accepts from OSI all right, title and interest to, and agree to perform and discharge all obligations under, the Regulatory Documentation, and (c) the contact information for Licensee with respect to such inactivated IND application, in each case ((a) through (c)), in accordance with this Section 2.4.1. Licensee shall reasonably cooperate with OSI in performing the obligations set forth above in this Section 2.4.1 and, notwithstanding anything to the contrary in this Agreement, OSI shall be relieved from any obligation under this Section 2.4.1 to the extent Licensee has not provided such reasonable cooperation.

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2.4.2.       Data Transfer.

(a)       OSI will use reasonable efforts to provide to Licensee copies of information included in the OSI Product Know-How and set forth on Schedule 1 if and to the extent such OSI Product Know-How is requested by Licensee within the thirty (30) days following the Effective Date and solely to the extent such OSI Product Know-How is in OSI’s possession as of the Effective Date; provided, however, that such copies will not include (a) any documents protected by attorney-client privilege or that constitute attorney work-product; or (b) any financial, accounting or tax records of OSI or its Affiliates. Without limiting any of the foregoing, OSI shall have no obligation to provide any copies of OSI Product Know-How to Licensee under this Section 2.4.2 after such 30-day period following the Effective Date. OSI may make OSI Product Know-How delivered to Licensee under this Section 2.4.2 available in such reasonable form as OSI determines, including, if OSI so elects, in the form such OSI Product Know-How is maintained by OSI.

(b)       In addition to the data transfer contemplated above, for a period of one (1) year following the Effective Date, OSI shall, at no cost to Licensee, provide reasonable support to Licensee to allow Licensee to answer questions posed by the FDA or other competent regulatory authorities regarding the Existing IND to the extent that OSI has the relevant historical information; provided, however, that such support shall not obligate OSI to (i) attend any in-person meetings with Licensee, the FDA or other Regulatory Authorities or (ii) incur any material out of pocket costs or expenses.

2.4.3.       Third Party Contractors. Upon Licensee’s reasonable request, OSI will use reasonable efforts to (a) identify any tangible embodiments of data, reports and information to the extent such exclusively relates to the Compound and are held by Third Party contractors or their Affiliates, and (b) to the extent permitted under Applicable Law and OSI’s contractual obligations with respect to such Third Party contractors, execute and deliver one or more written instruments as may be reasonably requested by Licensee to enable Licensee to communicate with such Third Party contractors in order to access such tangible embodiments. Any such data, reports and information received by Licensee (i) will be deemed OSI’s Confidential Information under this Agreement, (ii) to the extent Controlled by OSI or any of its Affiliates, will be deemed OSI Product Know-How under this Agreement and (iii) will solely be used by Licensee for the Development, Manufacturing, Commercialization and other exploitation of Licensed Products in the Field in the Territory. Notwithstanding any provision of this Agreement to the contrary, OSI will not have any obligation to incur any payment or other obligation or to incur any out of pocket expenses in connection with the performance of its obligations under this Section 2.4.3.

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2.4.4.       No Other Obligations. Except as expressly set forth in this Section 2.4, OSI shall have no other obligation with respect to any other technology transfer, Manufacture or Manufacturing scale-up, and Licensee shall be solely responsible for all activities associated therewith and all costs and expenses related thereto.

3.	PAYMENTS.

3.1.       Upfront Payment. Within five (5) Business Days following the Effective Date, Licensee will pay to OSI by wire transfer of immediately available funds a payment of (***) Dollars (***$***).

3.2.       Milestone Payments. No later than thirty (30) days after the earliest achievement by Licensee, its Affiliates or Sublicensees of each milestone event set forth below for the first Licensed Product to achieve such event, Licensee will pay to OSI the corresponding milestone payment set forth in Table 3.2 below (the milestone events set forth in Table 3.2, the “Milestone Events” and the milestone payments set forth in Table 3.2, the “Milestone Payments”).

Table 3.2 – Milestone Payments
	Milestone Event	Milestone Payment
(a)	(***)	(***$***)
(b)	(***)1	(***$***)
(c)	(***)	(***$***)
(d)	(***)	(***$***)

3.3.       Royalty Payments.

3.3.1.       Royalties. Subject to the provisions of Section 3.3.2, Licensee will make royalty payments to OSI for all Licensed Products sold by or on behalf of Licensee, its Affiliates or Sublicensees in the Territory during a Calendar Year, calculated by multiplying the applicable royalty rate set forth below in Table 3.3.1 by the applicable increment of aggregate Net Sales of Licensed Products sold in the Territory during such Calendar Year (the royalty payments due with respect to Net Sales of Licensed Products pursuant to this Section 3.3.1, the “Royalty Payments”).

Table 3.3.1 – Royalty Payments
Increment of Aggregate Calendar Year Net Sales of a Product	Applicable Royalty Rate
Less than (***$***)	(***%***)
Greater than or equal to (***$***)but less than (***$***)	(***%***)
Greater than or equal to (***$***)	(***%***)

1 The Parties acknowledge and agree that Licensee initially intends to study the Compound to achieve proof of concept in a signal finding clinical study or Phase 1b/2a study (***).

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3.3.2.       Royalty Payments. Royalty payments will be payable on a Calendar Year basis as further set forth in Section 3.5.1.

3.4.       Sublicense Income. In addition to and without limiting any obligation to pay Milestone Payments or Royalty Payments under this Agreement, all Sublicense Income received by Licensee or any of its Affiliates will be deemed to be Net Sales of Licensee and Licensee will pay royalty payments to OSI on such deemed Net Sales pursuant to Section 3.3.1. In the event that Licensee or any of its Affiliates receives non-cash consideration in connection with a sublicense, Sublicense Income shall be calculated based on the fair market value of such consideration at the time of the transaction, assuming an arm’s length transaction made in the ordinary course of business. Any Sublicense Income that is paid to OSI and is derived from the achievement by Sublicensee of a milestone event under such sublicense that is the same as a Milestone Event under this Agreement shall be creditable towards the applicable Milestone Payment owed by Licensee to OSI with respect to such Milestone Event, solely to the extent such Milestone Payment has not been otherwise paid by Licensee to OSI.

3.5.       Reports and Payments.

3.5.1.       Royalty Statements and Payments. Commencing with the Calendar Quarter during which the First Commercial Sale of a Licensed Product is made anywhere in the Territory, within thirty (30) days following the end of each Calendar Quarter, Licensee will deliver to OSI a report setting forth, for such Calendar Quarter, the following information: (a) the amount of gross sales and Net Sales of each Licensed Product sold by Licensee and its Affiliates and Sublicensees in each country and a schedule describing, in reasonable detail, the gross-to-net deductions used to determine such Net Sales of each such Licensed Products for such Calendar Quarter; (b) a calculation of the Royalty Payment due on such Net Sales of each Licensed Product in each country; (c) the exchange rate used for converting any Net Sales recorded in a currency other than Dollars; (d) any withholding taxes required to be made from such Royalty Payments; and (e) the quantity and description of each Licensed Product sold by Licensee or its Affiliate or Sublicensees in each country during such Calendar Quarter comprising such Net Sales. Notwithstanding the reporting obligation set forth above, Royalty Payments shall only be due and shall be paid within thirty (30) days of the end of the applicable Calendar Year. All Royalty Payments shall be paid in United States dollars.

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3.5.2.       Taxes and Withholding. Each Party shall be responsible for its own taxes, duties, levies, imposts, assessments, deductions, fees, withholdings or similar charges imposed on or measured by net income or overall gross income (including branch profits), gross receipts, capital, ability or right to do business, property, and franchise or similar taxes pursuant to applicable Law. If Licensee is required to deduct or withhold from any payment due hereunder any taxes, duties, levies, imposts, assessments, deductions, fees, and other similar charges by Applicable Law or any Governmental Authority (“Withholding Taxes”), then Licensee shall pay such Withholding Taxes to the local applicable Governmental Authority and make the payment to OSI of the net amount due after deduction or withholding of such taxes. Such Withholding Taxes shall be treated for all purposes of this Agreement as having been paid to OSI hereunder. Licensee shall submit reasonable proof of payment of the Withholding Taxes within a reasonable period of time after such Withholding Taxes are remitted to the Governmental Authority. The Parties shall reasonably cooperate to eliminate or minimize any such Withholding Taxes. Licensee shall hold OSI harmless for any fees, penalties and interest that are imposed on OSI arising out of Licensee’s failure to withhold and remit Withholding Taxes to Governmental Authorities in accordance with this Section and Applicable Laws. The Parties will reasonably cooperate to provide sufficient documentation to enable OSI to receive any credits available under Applicable Law.

3.5.3.       No Refunds. Except as expressly provided herein, all payments by Licensee to OSI under this Agreement will be irrevocable, non-refundable, and non-creditable.

3.5.4.       Currency; Exchange Rate. All payments to be made by Licensee to OSI under this Agreement will be made in Dollars by electronic funds transfer in immediately available funds to a bank account designated in writing by OSI. Conversion of Net Sales recorded in local currencies will be converted to Dollars at the average of the applicable exchange rate set forth in The Wall Street Journal or any successor thereto (or if the Wall Street Journal or its successor no longer publishes such rate, as reported in another source mutually agreed by the Parties) over the applicable Calendar Year.

3.5.5.       Late Payments. Any payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of: (a) three (3) percentage points above the prime rate as published by The Wall Street Journal or any successor thereto (or if the Wall Street Journal or its successor no longer quotes such rate, as reported in another source mutually agreed by the Parties) on the first day of each Calendar Quarter in which such payments are overdue; or (b) the maximum rate permitted by Applicable Law; in each case, calculated on the number of days such payment is delinquent, compounded monthly. Payment of such interest by Licensee shall not limit, in any way, OSI’s right to exercise any other remedies OSI may have as a consequence of any payment due but unpaid hereunder.

3.5.6.       Financial Records and Audits.

(a)       Licensee will maintain, and will cause its Affiliates and Sublicensees to maintain, complete and accurate records in sufficient detail to permit OSI to confirm the accuracy of the amount of Royalty Payments and other amounts payable under this Agreement. Licensee will maintain, and will cause its Affiliates and its Sublicensees to maintain, such records for the longer of (a) at least three (3) years after the end of the Calendar Year in which they were generated or otherwise relevant and (b) as is required by Applicable Law.

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(b)       Licensee will permit an independent certified public accounting firm of nationally recognized standing (such firm to be mutually agreed upon by the Parties in good faith), to examine, at OSI’s sole expense and upon reasonable prior notice, the relevant books and records of Licensee, its Affiliates and its Sublicensees as may be reasonably necessary to verify the amounts reported by Licensee in accordance with Section 3.5.1 and all other amounts payable under this Agreement. An examination by OSI under this Section 3.5.6(b) will be subject to standard confidentiality obligations, will occur not more than once in any Calendar Year, not more than once as to any Calendar Year or Calendar Quarter, and will be limited to the pertinent books and records for any Calendar Year ending not more than three (3) years before the date of the request, except with respect to “for cause” examinations due to OSI’s reasonable good faith belief that the payments made to OSI by Licensee in such Calendar Year have not been made in accordance with the terms of this Agreement or a finding of an underpayment to OSI in the past twelve (12) months, in which case more frequent or a repeat examinations by OSI will be permitted. The accounting firm will be provided access to such books and records at Licensee’s, its Affiliates’ or its Sublicensees’ facility(ies) where such books and records are normally kept and such examination will be conducted during Licensee’s normal business hours. Upon completion of the audit, the accounting firm will provide both Licensee and OSI a written report disclosing any discrepancies in (i) the reports submitted by Licensee or (ii) any amounts paid by Licensee under this Agreement, and, in each case, the specific details concerning any discrepancies.

(c)       If such accounting firm concludes that additional amounts were due to OSI, then Licensee will pay to OSI such additional amounts within thirty (30) days of the date Licensee receives such accountant’s written report. Further, if the amount of such underpayments exceeds more than five percent (5%) of the amounts that were properly payable to OSI, then Licensee will reimburse OSI for OSI’s out-of-pocket costs in connection with the audit. If such accounting firm concludes that Licensee made payments to OSI under this Agreement in excess of the amounts due under this Agreement, then OSI will refund such overpayments to Licensee, within thirty (30) days of the date OSI receives such accountant’s report.

3.6.       No Deductions or Offsets. Except as otherwise expressly set forth herein, there shall be no deduction or offset from, nor shall Licensee have any right to hold back any payments owed to OSI under or in connection with this Agreement for any reason (whether or not there is a dispute regarding payment or other rights or obligations under this Agreement).

4.	DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION.

4.1.       Development.

4.1.1.       General Responsibilities. Licensee will have sole responsibility for the Development of Licensed Products in the Field in the Territory, and will bear all costs associated with such activities.

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4.1.2.       Development Plan. Licensee will use Commercially Reasonable Efforts to complete all activities and satisfy all objectives as set forth in the Development Plan in accordance with the timeline set forth therein. Licensee may only amend the Development Plan in a manner consistent with Licensee’s diligence obligations in Section 4.1.3 (the “Diligence Obligations”) and upon written notice to OSI.

4.1.3.       Development of Licensed Products.

(a)       The Parties acknowledge that as part of the Development Plan, Licensee will conduct one or more “signal finding studies” of the Compound in one or more indications. Licensee shall keep OSI reasonably informed of the progress of each such study. For the avoidance of doubt, the Parties acknowledge and agree that Licensee initially intends to study the Compound to achieve proof of concept in a signal finding clinical study or Phase 1b/2a study (the “Initial Signal Finding Study”) and that dosing in the Initial Signal Finding Study shall not constitute achievement of the milestone set forth in Section 3.2(b).

(b)       Licensee will use Commercially Reasonable Efforts to Develop (and Manufacture for Development) and seek Regulatory Approval for Licensed Products in the Field in the Territory.

4.1.4.       Development Reports. On a Licensed Product-by-Licensed Product basis, within ten (10) Business Days of each anniversary of the Effective Date until the First Commercial Sale of such Licensed Product in both the United States and the European Union, Licensee shall provide OSI a detailed written report describing the Development activities performed, or caused to be performed, since the preceding report, the Development activities in process, and the planned future Development activities expected to be initiated prior to the next anniversary of the Effective Date, in each case by or on behalf of Licensee, its Affiliates and Sublicensees with respect to such Licensed Product in the Field in the Territory.

4.2.       Regulatory Matters.

4.2.1.       Regulatory Reporting. Licensee or its Representatives will be responsible for making and filing all filings, reports and communications with all Regulatory Authorities with respect to any Licensed Product in the Field in the Territory, including all reports required to be filed in order to obtain or maintain any Regulatory Approvals granted for Licensed Products in the Field in the Territory.

4.2.2.       Regulatory Approvals. Licensee or its Representatives will be responsible for preparing and filing applications, in its own name, for Regulatory Approval for Licensed Products in the Field in the Territory, including communicating with any Regulatory Authority both prior to and following Regulatory Approval.

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4.2.3.       Pharmacovigilance and Safety. A transfer of the global safety database from OSI to Licensee will be completed within one hundred and twenty (120) calendar days following the Effective Date. Other than with respect to such transfer of the global safety database (to the extent required), OSI shall have no ongoing pharmacovigilance obligations with respect to the Compound and Licensed Products. Licensee shall assume all pharmacovigilance activities and obligations for the Compound and Licensed Products immediately following the Effective Date.

4.3.       Manufacturing.

4.3.1.       Licensee will have sole responsibility for all Manufacturing activities and associated costs and expenses for the Manufacture of the Compound and all Licensed Products.

4.3.2.       Notwithstanding Licensee’s obligation for all Manufacturing activities and associated costs and expenses to as set forth above, OSI shall, within thirty days (30) of Licensee notifying OSI of the carrier it has selected and providing all necessary relevant shipping information, deliver to Licensee 250g of non-clinical drug substance (the “Drug Material”) FCA (Incoterms 2010) OSI’s place of shipment. Upon such delivery, all right, title, interest and risk of loss in and to such quantity of Drug Material will vest in Licensee.

4.4.       Commercialization.

4.4.1.       General Responsibilities. Licensee will have sole responsibility for the Commercialization of Licensed Products in the Field in the Territory, and will bear all costs associated with such activities.

4.4.2.       Commercialization of Licensed Products. Following receipt of Regulatory Approval for a Licensed Product in a given country in the Territory, Licensee will use Commercially Reasonable Efforts to Commercialize (and Manufacture for Commercialization) such Licensed Product in such country.

4.4.3.       Commercialization Reports. On a Licensed Product-by-Licensed Product basis, following the First Commercial Sale of a Licensed Product in the Territory, within the first Calendar Quarter of each Calendar Year thereafter, Licensee shall provide to OSI a detailed report describing the Commercialization activities performed with respect to such Licensed Product, or caused to be performed, during the prior Calendar Year, the Commercialization activities in process, and the planned future Commercialization activities expected to be initiated during the then-current Calendar Year, in each case by or on behalf of Licensee, its Affiliates and Sublicensees with respect to such Licensed Product in the Field in the Territory.

4.4.4.       Trademark. Licensee and its Representatives shall have the sole right to select and own all trademarks associated with the Commercialization of the Licensed Product in the Territory. Notwithstanding any provision in this Agreement to the contrary, Licensee will not use any trademarks Controlled by OSI or any of its Affiliates (including OSI’s or its Affiliates’ corporate name) or register or seek to register any trademark that is substantially the same as or deceptively or confusingly similar thereto without OSI’s prior written consent.

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5.	INTELLECTUAL PROPERTY.

5.1.       Inventorship. All determinations of inventorship under this Agreement will be made in accordance with U.S. patent law.

5.2.       Prosecution and Enforcement of Patents.

5.2.1.       Prosecution. Licensee shall have the right to prosecute and maintain the OSI Product Patents in the Territory in OSI’s name at Licensee’s expense. In order to give effect to the foregoing, OSI shall grant and not revoke or terminate a customary power of attorney to Licensee’s patent counsel during the Term to allow such counsel to interact directly with the United States Patent and Trademark Office in respect of the OSI Product Patents. Licensee shall keep OSI reasonably informed as to all patent prosecution and maintenance activities concerning the OSI Product Patents in the Territory and shall consult with OSI regarding the same. OSI shall be allowed to review all documents prepared in connection with such prosecution and maintenance matters and shall have the right to provide comments to Licensee. Licensee shall consider all such OSI comments in good faith and shall reasonably reflect such OSI comments in the applicable documents. Notwithstanding anything to the contrary in this Section 5.2.1, Licensee shall not allow any OSI Product Patent to lapse in the Territory without OSI’s express written permission. Should Licensee decide to abandon any OSI Product Patent, and OSI does not provide written permission, such patent shall become a “Licensee Abandoned Patent”. OSI shall have the right to prosecute and maintain any Licensee Abandoned Patent, and such Licensee Abandoned Patent shall no longer be considered an OSI Product Patent. For the avoidance of doubt, Licensee shall have no rights in any Licensee Abandoned Patent, even if required to enjoy the benefits of this Agreement.

5.2.2.       Enforcement. Each Party will promptly notify the other Party in the event of any actual, potential or suspected infringement of the OSI Product Patents by any Third Party (such infringement, an “Infringement”), including any Infringement that arises as a result of the manufacture, sale, use or importation of a product that is competitive with a Licensed Product in the Territory (a “Competing Infringement”). Licensee shall have the first right to prosecute any Competing Infringement of the OSI Product Patents in the Territory at its sole expense and, subject to this Section 5.2.2, Licensee shall retain control of the prosecution of such claim, suit or proceeding; provided that Licensee shall not, without the prior written consent of OSI, enter into any compromise or settlement relating to such litigation without OSI’s prior written consent. Licensee shall keep OSI updated as to the steps it intends to take to prosecute a Competing Infringement and shall otherwise provide OSI with any information reasonably requested by OSI. OSI shall have the right to join as a party to such claim, suit or proceeding in the Territory and participate with its own counsel at its own expense; provided that Licensee shall retain control of the defense in such claim, suit, or proceeding. If Licensee does not take commercially reasonable steps to prosecute a Competing Infringement (a) within ninety (90) days following the first notice provided above with respect to the Competing Infringement, or (b) ten (10) Business Days before the time limit, if any, set forth in Applicable Law for filing of such actions, whichever comes first, then OSI may then prosecute the Competing Infringement of an OSI Product Patent in the Territory at its own expense and OSI shall retain control of such prosecution; provided that that OSI shall not, without the prior written consent of Licensee, enter into any compromise or settlement relating to such litigation without Licensee’s prior written consent. For clarity, OSI shall have the exclusive right to enforce OSI Product Patents for any Infringement that is not a Competing Infringement and Licensee shall reasonably cooperate with OSI in any such action.

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5.2.3.       Cooperation. The Parties agree to cooperate fully in any Competing Infringement action pursuant to this Section 5.2, including by providing reasonably requested records that may assist the enforcing Party with such Competing Infringement claim. If the Party having the right to initiate a Competing Infringement action under Section 5.2.2 brings such an action (the “Initiating Party”), then the non-Initiating Party shall, if necessary, either (at the Initiating Party’s discretion) furnish a power of attorney solely for such purpose, join in, or be named as a necessary party to, such action, any such action to be taken at the Initiating Party’s expense. The Initiating Party shall provide the non-Initiating Party with copies of all pleadings and other documents filed with the court and shall consider reasonable input from the non-Initiating Party during the course of the proceedings.

5.2.4.       Recoveries. Any recoveries resulting from an enforcement action to the extent allocable to a claim of Competing Infringement of an OSI Product Patent in the Field in the Territory shall first be applied to reimburse each Party’s costs and expenses in connection therewith. Any such recoveries in excess of such costs and expenses shall be allocated as follows: (a) if Licensee is the Initiating Party, such excess recoveries shall be (***) in the Calendar Year in which Licensee actually collects such excess recoveries; and (b) if OSI is the Initiating Party, (***) percent (***%***) of such excess recoveries to OSI and (***) percent (***%***) of such excess recoveries to Licensee.

5.3.       Defense Actions.

5.3.1.       General. Each Party shall promptly notify the other Party in writing of any Defense Action of which it becomes aware. Licensee shall have the first right to control the defense of any Defense Action, and to compromise, litigate, settle or otherwise dispose of any such Defense Action, provided that (a) Licensee will keep OSI timely informed of the proceedings and filings, and provide OSI with copies of all material communications pertaining to each Defense Action, and (b) Licensee shall not compromise, litigate, settle or otherwise dispose of any such Defense Action without OSI’s prior written consent. OSI may participate in any such claim, suit, or proceeding in the Territory with counsel of its choice at its own expense; provided that Licensee shall retain control of the defense in such claim, suit, or proceeding. If Licensee elects not to defend or control the defense of any OSI Product Patents in a Defense Action brought in the Territory, or otherwise fails to initiate and maintain the defense of any such claim, suit, or proceeding, then OSI may conduct and control the defense of any such claim, suit, or proceeding of the OSI Product Patents at its own expense.

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5.3.2.       Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 5.3, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any Defense Action, the Party controlling such Defense Action shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such Defense Action. In connection with the activities set forth in this Section 5.3, the controlling Party shall consult with the other Party as to the strategy for the defense of the OSI Product Patents.

6.	CONFIDENTIALITY.

6.1.       Confidentiality. Except to the extent expressly authorized by this Agreement, the Parties agree that, during the Term and for five (5) years following the end of the Term, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly permitted under the terms of this Agreement.

6.2.       Authorized Disclosure. Notwithstanding the foregoing provisions of Section 6.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is necessary:

6.2.1.       to Governmental Authorities (a) to obtain or maintain INDs or Regulatory Approvals for any Licensed Product within the Territory, and (b) in order to respond to inquiries, requests or investigations relating to Licensed Products or this Agreement;

6.2.2.       in connection with litigation directly related to a Licensed Product in the Field;

6.2.3.       responding to an order of a court of competent jurisdiction or other Governmental Authority; provided that the Receiving Party will first have given to the Disclosing Party notice and a reasonable opportunity to quash the order or obtain a protective order requiring that the Confidential Information be held in confidence or used only for the purpose for which the order was issued; and provided further that if such order is not quashed or a protective order is not obtained, the Confidential Information disclosed will be limited to the information that is legally required to be disclosed;

6.2.4.       Licensee may, on a need-to-know basis, disclose Confidential Information belonging to OSI (including the terms of the Agreement) to any Sublicensee who has agreed in writing to non-disclosure and non-use provisions with respect to such Confidential Information that are at least as restrictive as those set forth in this Article 6;

6.2.5.       to comply with Applicable Law (including regulations promulgated by securities exchanges);

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6.2.6.       disclosure to its Affiliates, Sublicensees and Third Parties of a redacted copy of this Agreement, only on a need-to-know basis and solely in connection with the performance by the Disclosing Party of its obligations or the exercise of its rights under this Agreement (including with respect to Development, Manufacturing and Commercialization of Licensed Products), provided that each disclosee, prior to any such disclosure, must be bound by obligations of confidentiality and non-use at least as protective as those set forth in this Article 6; and

6.2.7.       in the case of the terms of this Agreement (including a complete non-redacted copy), disclosure to the current or prospective lenders to, acquirors of, investors in or strategic partners with such Party; provided that provided that each disclosee, prior to any such disclosure, must be bound by obligations of confidentiality and non-use at least as protective as those set forth in this Article 6.

6.3.       SEC Filings and Other Disclosures. Either Party may disclose the terms of this Agreement and make any other public written disclosure regarding the existence of, or performance under, this Agreement, to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with (a) Applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or (b) any equivalent Governmental Authority, securities exchange or securities regulator in any country in the Territory. Before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.3, the Parties will consult with one another on the terms of this Agreement to be redacted in making any such disclosure, with the Disclosing Party providing as much advance notice as is feasible under the circumstances, and giving consideration to the comments of the other Party. Further, if a Party discloses this Agreement or any of the terms hereof in accordance with this Section 6.3, such Party will, at its own expense, seek such confidential treatment of confidential portions of this Agreement and such other terms, as may be reasonably requested by the other Party and limit its disclosure of such Confidential Information to only that required to comply with applicable Law.

6.4.       Public Announcements; Publications.

6.4.1.       Announcements. Except with respect to the press release attached hereto as Schedule 6 and except as set forth in Section 6.3, neither Party will make any press release or other public announcement regarding this Agreement without the prior written approval of the other Party.

6.4.2.       Publications. During the Term and subject to the terms of this Agreement, Licensee may make publications, presentations or public announcements concerning its Development, Manufacture or Commercialization activities with respect to any Licensed Product in the Field. In no event shall Licensee disclose any of OSI’s Confidential Information in any such publication or announcement without obtaining OSI’s prior written consent to do so.

7.	REPRESENTATIONS AND WARRANTIES.

7.1.       Mutual Representations and Warranties. Each of OSI and Licensee hereby represents and warrants to the other Party that:

7.1.1.       it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

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7.1.2.       the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite action under the provisions of its charter, bylaws, LLC agreement and other organizational documents, and does not require any action or approval by any of its shareholders, members or other holders of its voting securities or voting interests;

7.1.3.       it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder

7.1.4.       this Agreement has been duly executed and is a legal, valid and binding obligation on such Party, enforceable against such Party in accordance with its terms; and

7.1.5.       the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of or default under any contractual or other obligation of such Party existing as of the Effective Date.

7.2.       Representations and Warranties of OSI. OSI hereby represents and warrants to Licensee that:

7.2.1.       OSI has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the OSI Product Patents in a manner that conflicts with any rights granted to Licensee under this Agreement, and OSI is under no obligation to make any such transfers, conveyances or encumbrances;

7.2.2.       To OSI’s Knowledge, no Third Party is infringing or misappropriating the OSI Product IP in the Field in the Territory;

7.2.3.       OSI has not received written notice, and to OSI’s Knowledge, no Third Party has alleged that: (a) the licenses granted under the OSI Product IP to Licensee under this Agreement or the exploitation of the OSI Product IP violates, infringes, misappropriates or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (b) any Third Party has any right, title, or interest in, to, and under any OSI Product IP; and

7.2.4.       To OSI’s Knowledge: there are no claims, judgments or settlements against or owed by OSI or pending or threatened claims or litigation relating to the OSI Product IP.

7.3.       Mutual Covenants. Each of OSI and Licensee hereby covenants to the other Party that, during the Term:

7.3.1.       it will perform its obligations under this Agreement in compliance with Applicable Laws;

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7.3.2.       it will not be debarred or disqualified under the U.S. Federal Food, Drug and Cosmetic Act or comparable laws in any country or jurisdiction other than the U.S. and, to its knowledge, does not, and will not during the Term knowingly, employ or use, directly or indirectly, including through Affiliates or, in the case of Licensee, Sublicensees, the services of any person who is debarred or disqualified, in connection with activities relating to any Compound or Licensed Product. In the event that either Party becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person providing services to such Party, directly or indirectly, including through Affiliates or, in the case of Licensee, Sublicensees, which directly or indirectly relate to activities contemplated by this Agreement, such Party shall promptly notify the other Party in writing and such Party shall cease employing, contracting with, or retaining any such person to perform any such services; and

7.3.3.       such Party and, to its knowledge, its and its Affiliates’ or, in the case of Licensee, its Sublicensees’ employees and contractors, shall not, in connection with the performance of their respective obligations under this Agreement, directly or indirectly through Third Parties, pay, promise or offer to pay, or authorize the payment of, any money or give any promise or offer to give, or authorize the giving of anything of value to a public official or entity or other person for purpose of obtaining or retaining business for or with, or directing business to, any Person, including either Party (it being understood that, without any limitation to the foregoing, such Party, and to its knowledge, its and its Affiliates’ or, in the case of Licensee, its Sublicensees’ employees and contractors, has not directly or indirectly promised, offered or provided any corrupt payment, gratuity, emolument, bribe, kickback, illicit gift or hospitality or other illegal or unethical benefit to a public official or any other Person in connection with the performance of such Party’s obligations under this Agreement, and shall not, directly or indirectly, engage in any of the foregoing).

7.4.       Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 7.2, THE OSI PRODUCT IP AND DRUG MATERIAL PROVIDED BY OSI HEREUNDER ARE PROVIDED “AS IS” AND, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 7.2, OSI MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OSI PRODUCT IP, COMPOUNDS, LICENSED PRODUCTS OR INVENTIONS HEREUNDER, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

8.	TERM AND TERMINATION.

8.1.       Term. The term of this Agreement will commence on the Effective Date and shall continue, on a country-by-country and Licensed Product-by-Licensed Product basis (in the Territory), unless this Agreement is terminated earlier in accordance with this Article 8, (the “Term”). Upon expiration of the Royalty Term for a given Licensed Product in a given country in the Territory, the license granted from OSI to Licensee under Section 2.1 with respect to such Licensed Product in such country shall become a fully paid-up, royalty-free license within such country; provided that (a) this Agreement has not otherwise been terminated prior to expiration of such Royalty Term and (b) Licensee has paid to OSI all Royalty Payments that have accrued with respect to such Licensed Product in such country prior to expiration of such Royalty Term.

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8.2.       Termination for Convenience by Licensee. Upon at sixty (60) days’ prior written notice to OSI, Licensee may terminate this Agreement in its entirety without cause.

8.3.       Termination for Default or Breach.

8.3.1.       Non-Payment. In the event that Licensee fails to pay any undisputed amounts due and payable to OSI, and fails to make such payments within (***) after receiving written notice of such failure, OSI may terminate this Agreement in its entirety immediately upon written notice to Licensee.

8.3.2.       Material Breach. Except for a breach as described in Section 8.3.1, in the event either Party commits a material breach of its obligations under this Agreement (including, for the avoidance of doubt, a breach of a party’s Diligence Obligations), and fails to cure that breach within (***)after receiving notice thereof from the other Party, the non-breaching Party may terminate this Agreement in its entirety immediately after the aforesaid (***)period by written notice to the breaching Party.

8.4.       Patent Challenge. If Licensee or any of its Affiliates or Sublicensees (or any Affiliates of such Sublicensees), brings a Patent Challenge, or assists in bringing a Patent Challenge (except (a) as required under a court order or subpoena or (b) as a defense against a claim, action or proceeding asserted by OSI or its licensees against Licensee or any of its Affiliates or Sublicensees), then OSI may immediately terminate this Agreement in its entirety.

8.5.       Insolvency. Either Party may terminate this Agreement immediately upon written notice to the other Party, if the other Party (a) becomes generally unable to pay, or fails to pay, its debts as they become due, (b) files, or has filed against it, a petition for voluntary or involuntary bankruptcy or pursuant to any other insolvency law, (c) makes or seeks to make a general assignment for the benefit of its creditors, or (d) applies for, or consents to, the appointment of a trustee, receiver or custodian for a substantial part of its property or business.

8.6.       Termination Disputes. If a Party gives notice of default, termination, or failure to pay any undisputed amounts under Section 8.3 (the “Non-Breaching Party”) and the other Party (the “Breaching Party”) disagrees with the Non-Breaching Party’s assertion of default or right to terminate the Agreement, then the Agreement shall remain in full force and effect until the dispute is finally resolved pursuant to the dispute resolution process set forth in Section 10.1. Any cure period set forth in Section 8.3 shall be tolled upon the initiation of such dispute resolution process. If, as a result of the dispute resolution process, it is determined pursuant to Section 10.1 that the Breaching Party committed a material breach or default of this Agreement or a failure to pay any undisputed amounts under this Agreement, then the applicable cure period shall resume, any undisputed amounts will accrue interest, as set forth in Section 3.5.5 from the original date in which such amount was due, and if the Breaching Party does not cure such material breach or failure to pay such undisputed amount within the remainder of the applicable cure period, then this Agreement will terminate effective as of the expiration of such cure period. On the other hand, if as a result of the dispute resolution process, it is determined pursuant to Section 10.1 that the Breaching Party did not commit a material breach or default of this Agreement or failure to pay any undisputed amounts under this Agreement, then the Non-Breaching Party’s notice of default or termination will be rendered null and void, and the Agreement will remain in full force and effect. This Agreement will remain in full force and effect during the pendency of any such dispute resolution proceeding and the applicable cure period. Any such dispute resolution proceeding will not suspend any obligations of either Party hereunder, and each Party will use reasonable efforts to mitigate any damage.

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8.7.       Effects of Termination.

8.7.1.       Survival. The following sections, together with any sections that expressly survive, will survive expiration or termination of this Agreement for any reason: Article 1 (Definitions); Section 2.4.4 (No Other Obligations); Section 3.5.1-3.5.2 and 3.5.4-3.5.5 (Reports and Payments) (solely with respect to payment obligations that have accrued prior to the effective date of such expiration or termination); Section 3.5.3 (No Refunds); Section 3.5.6 (Financial Records and Audits); Section 3.6 (No Deductions or Offsets); Section 5.1 (Inventorship); Section 6.1 (Confidentiality); Section 6.2 (Authorized Disclosure); Section 6.3 (SEC Filings and Other Disclosures); Section 6.4.1 (Announcements); Section 7.4 (Disclaimer); Section 8.7 (Effects of Termination); Article 9 (Limitation of Liability; Indemnification and Insurance); Article 10 (Miscellaneous).

8.7.2.       Accrued Rights. Expiration or termination of this Agreement for any reason will be without prejudice to any right which will have accrued to the benefit of either Party prior to such termination, including damages arising from any breach under this Agreement. Expiration or termination of this Agreement will not relieve either Party from any obligation which is expressly indicated to survive such expiration or termination.

8.7.3.       Termination of Licenses. Upon early termination of this Agreement for any reason, all rights and licenses granted to Licensee under the terms of this Agreement will terminate; provided, however, that if Licensee terminates this Agreement in accordance with Section 8.3.2, then Licensee and its Affiliates and Sublicensees may continue to distribute any inventory of Licensed Product (to the extent existing in finished form or as work in progress as of the date that Licensee provides notice of termination pursuant to Section 8.3.2) in the Field in the Territory, on a non-exclusive basis during the twelve (12) month period following the effective date of termination for so long as Licensee makes all payments due in accordance with the terms and conditions set forth in this Agreement, including the payment of royalties on any resulting Net Sales.

8.7.4.       Confidential Information. Within thirty (30) days of the effective date of any early termination of this Agreement, each Party shall, at the Disclosing Party’s option, either return or destroy all materials relating to or containing the other Party’s Confidential Information, except to the extent such Confidential Information is necessary to perform surviving obligations or exercise surviving rights. Notwithstanding the foregoing, the Receiving Party will be permitted to such copies of such data, files, records, and other materials necessary for archival and legal compliance purposes, such copies to remain subject to Article 6 and neither Party shall be required to delete Confidential Information of the Disclosing Party stored pursuant to such Party’s automated electronic backup systems so long as it is destroyed in accordance with such Party’s document retention policy.

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8.7.5.       Reversion. In addition to the other applicable effects of termination set forth under this Agreement, upon termination of the Agreement by (A) OSI pursuant to Section 8.3 in the event of an uncured material breach or non-payment by Licensee or pursuant to Section 8.5 in the event of Licensee’s insolvency or (B) Licensee pursuant to Section 8.2 for convenience, in each case of clauses (A) and (B), upon OSI’s request:

(a)       Licensee will and hereby does grant OSI an exclusive, royalty-free, fully paid-up, sublicensable (through multiple tiers), perpetual, irrevocable license under all Patents and Know-How Controlled by Licensee or its Affiliates that (i) claim, Cover or are incorporated into one or more Licensed Products or (ii) were otherwise used or practiced in the Development, Manufacture, Commercialization or exploitation of the Licensed Products on or prior to the effective date of termination (collectively, the “Licensee Product Technology”) to research, develop, make, have made, use, keep, sell, offer for sale, import, perform and practice and otherwise exploit any pharmaceutical product comprised of or containing a Compound as an active pharmaceutical ingredient, in all forms, presentations, formulations and dosage forms, in the Field in the Territory;

(b)       Licensee will promptly transfer to OSI all tangible embodiments of the Know-How in the Licensee Product Technology, the costs of which transfer will be borne by Licensee;

(c)       Licensee will and hereby does transfer, convey and deliver to OSI, and OSI will and hereby does acquire from Licensee and agrees to perform and discharge, all of Licensee’s right, title, interest and obligations in or under all Regulatory Documentation with respect to Licensed Products. Licensee shall promptly submit to any applicable Regulatory Authorities all necessary documentation to transfer and assign legal and record ownership of (i) all Regulatory Approvals for all Licensed Products and (ii) all submissions, documents or other correspondence submitted to applicable Regulatory Authorities for Licensed Products in the Territory to OSI. Licensee shall permit, and shall cause its Affiliates and Sublicensees to permit, OSI and its licensees to utilize, reference, cross reference, incorporate in applications and filings, and otherwise have the benefit of all Regulatory Approvals of, or Clinical Trials or other studies conducted on, and all filings made with Regulatory Authorities with respect to, all Licensed Products. Licensee hereby grants to OSI, its Affiliates and its licensees a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any analogous Applicable Law recognized outside of the United States), to data (including any regulatory filings) owned, possessed or otherwise Controlled by Licensee or its Affiliates as of the effective date of termination to the extent such relates to the Compound or any Licensed Product in the Field in the Territory for the purposes of obtaining and maintaining Regulatory Approval for Licensed Products in the Field in the Territory, and Licensee will provide a signed statement to this effect, if requested by OSI, in accordance with 21 C.F.R. § 314.50(g)(3) (or any analogous law outside of the United States);

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(d)       the Parties shall cooperate to transfer any ongoing Clinical Trials in the Territory (including any Clinical Trials initiated following Regulatory Approval and any patient registry or other collection of patient data) in an orderly manner to OSI as promptly as reasonably practicable following such termination or expiration, with each Party bearing its own costs in relation to such transfer. Prior to the completion of such transfer, Licensee shall continue at its expense to conduct such Clinical Trials in a manner designed to avoid any disruption of or delay in the completion of any such Clinical Trial;

(e)       To the extent that, as of the effective date of termination of this Agreement, Licensee, its Affiliates or Sublicensees has existing and ongoing contracts with Third Parties related to the Development, Manufacture or Commercialization of any Licensed Product(s), at the written request of OSI, Licensee will use, and will cause its Affiliates and Sublicensees to use, good faith commercially reasonable efforts to transfer such contracts and arrangements to OSI, including using good faith commercially reasonable efforts to assign contracts and arrangements to OSI in part or facilitate separate arrangements with OSI if such contracts and arrangements relate to more than solely the Licensed Product(s);

(f)       With respect to quantities of Licensed Product not sold by Licensee under Section 8.7.3, at OSI’s written request, Licensee shall deliver such quantities of the applicable Licensed Product(s) that Licensee or any of its Affiliates has in its respective inventory or control (including inventory in its control on the premises of a Third Party subcontractor) as of the date of OSI’s request and OSI shall reimburse Licensee at Licensee’s reasonable cost of goods for such Licensed Product(s);

(g)       Licensee shall supply to OSI such reasonable quantities of Licensed Product(s) as OSI indicates in written forecasts and orders from time to time, until the earlier of (i) such time as OSI has established an alternative, validated source of supply for such Licensed Product(s) and (ii) the second anniversary of the effective date of termination of this Agreement. The costs to OSI for supply of such Licensed Product(s) from Licensee shall be equal to Licensee’s reasonable cost of goods for such Licensed Product(s). Notwithstanding anything to the contrary in this Agreement, if any such Licensed Product is manufactured for Licensee by a Third Party contract manufacturer pursuant to a written contract, then Licensee may satisfy its obligations pursuant to this Section 8.7.5(g) with respect to such Licensed Product by assigning its rights and obligations under such contract (or the portion of such contract pertaining to such Licensed Product) to OSI; and

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(h)       Licensee shall for one (1) year from the effective date of termination, at the written request and expense of OSI, provide OSI with such assistance as is reasonably necessary to effectuate a smooth and orderly transition to OSI or its designee of any Development, Manufacture and Commercialization activities relating to the applicable Licensed Product(s) so as to minimize the disruption of such activities, provided, however, that Licensee shall not be obligated to initiate any new substantive activity, distinct from any previously ongoing substantive activity, that would itself create any new obligations on the part of Licensee that would continue following such termination. Further, upon OSI’s written request, for one (1) year from the effective date of termination, Licensee shall make its personnel reasonably available to provide such technical assistance, as may reasonably be requested to transfer all Manufacturing technology Controlled by Licensee or its Affiliates that is or had been used by or on behalf of Licensee and its Affiliates in connection with the Manufacture of any Licensed Product. All activities under this Section 8.7.5(h) shall be at no cost to OSI except for reimbursement of Licensee’s direct out-of-pocket costs therefor; provided that if this Agreement has been terminated by Licensee under Section 8.2 or by OSI under Section 8.3, 8.4 or 8.5, OSI will have no obligation to so reimburse Licensee.

9.	LIMITATION OF LIABILITY, INDEMNIFICATION AND INSURANCE.

9.1.       Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY HEREUNDER FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, OR FOR LOST PROFITS (WHETHER DIRECT OR INDIRECT), EVEN IF SUCH PARTY HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES OR LOST PROFITS, PROVIDED, HOWEVER, THAT THIS SECTION 9.1 SHALL NOT LIMIT OR RESTRICT (A) DAMAGES AVAILABLE TO A PARTY FOR BREACHES BY THE OTHER PARTY OF ITS CONFIDENTIALITY AND NON-USE OBLIGATIONS SET FORTH IN ARTICLE 6, (B) DAMAGES AVAILABLE FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE, OR (C) THE INDEMNIFICATION OBLIGATIONS OF EITHER PARTY PURSUANT TO THIS ARTICLE 9.

9.2.       Indemnification by Licensee. Licensee will indemnify, defend and hold harmless OSI and its Representatives (each, an “OSI Indemnified Party”), and shall cause any and all Sublicensees to indemnify, defend and hold harmless the OSI Indemnified Parties, from and against any and all claims, causes, or allegations (whether threatened or pending), judgments, expenses, damages, liabilities, obligations, fees (including the reasonable fees of attorneys and other consulting or testifying professionals), costs and losses (collectively, “Liabilities”) that the OSI Indemnified Party may be required to pay to one or more Third Parties arising out of or related to: (a) the exercise of any rights granted to Licensee under this Agreement, including the Development, Manufacture, Commercialization or other exploitation or use of any Compound or Licensed Product by, on behalf of, or under the authority of, Licensee, any of its Affiliates, any of its Sublicensees or any of their respective Representatives (including Liabilities arising out of or resulting from any theory of product liability concerning any Licensed Product Developed, Manufactured, Commercialized or used by Licensee, any of its Affiliates, any of its Sublicensees or any of their respective Representatives pursuant to any right or licensed granted under this Agreement); (b) the negligence, gross negligence or willful misconduct of Licensee or any of its Representatives in performing under this Agreement or with respect to the Compound or Licensed Product; and (c) the breach by Licensee of any representation, warranties, covenant or agreement made by Licensee under this Agreement, except, in each case of clauses (a) through (c), to the extent caused by claims for which OSI is required to indemnify Licensee pursuant to Section 9.3.

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9.3.       Indemnification by OSI. OSI will indemnify, defend and hold harmless Licensee and its Representatives (each, a “Licensee Indemnified Party”) from and against any and all Liabilities that the Licensee Indemnified Party may be required to pay to one or more Third Parties arising out of or related to: (a) the breach by OSI or any of its Representatives any representation, warranties, covenant or agreement made by OSI under this Agreement; or (b) the negligence, gross negligence or willful misconduct of OSI or any of its Representatives in performing under this Agreement, except, in each case of clause (a) and (b) to the extent caused by claims for which Licensee is required to indemnify OSI pursuant to Section 9.2.

9.4.       Procedure. Each Party will notify the other Party in writing if it becomes aware of a claim for which indemnification may be sought hereunder. In case any proceeding (including any governmental investigation) will be instituted involving any Party in respect of which indemnity may be sought pursuant to this Article 9, such Party (the “Indemnified Party”) will give prompt written notice of the indemnity claim to the other Party (the “Indemnifying Party”) and provide the Indemnifying Party with a copy of any complaint, summons or other written or verbal notice that the Indemnified Party receives in connection with any such claim. An Indemnified Party’s failure to deliver notice will relieve the Indemnifying Party of liability to the Indemnified Party under this Article 9 only to the extent such delay is prejudicial to the Indemnifying Party’s ability to defend such claim. Provided that the Indemnifying Party is not contesting the indemnity obligation, the Indemnified Party will permit the Indemnifying Party to control any litigation relating to such claim and the disposition of such claim by negotiated settlement or otherwise and any failure to contest prior to assuming control will be deemed to be an admission of the obligation to indemnify. The Indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim and will not settle or otherwise resolve such claim without the Indemnified Party’s prior written consent which will not be withheld, delayed or conditioned unreasonably; provided, that such consent will not be required with respect to any settlement involving only the payment of monetary awards for which the Indemnifying Party will be fully-responsible. The Indemnified Party will cooperate with the Indemnifying Party in the Indemnifying Party’s defense of any claim for which indemnity is sought under this Agreement, at the Indemnifying Party’s cost and expense.

9.5.       Insurance. Licensee, at its own expense, shall maintain product liability and other appropriate insurance (or self-insure sufficiently to provide materially the same level and type of protection) in an amount consistent with sound business practice and adequate in light of its obligations under this Agreement during the Term. Licensee shall provide a certificate of insurance (or evidence of self-insurance) evidencing such coverage to OSI upon request. Licensee’s insurance will not be construed to create a limit of liability with respect to its indemnification obligations under this Article 9.

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10.	MISCELLANEOUS.

10.1.       Disputes. Upon the written request of either Party to the other Party, any claim, dispute, or controversy as to the breach, enforcement, interpretation or validity of this Agreement (other than any dispute the resolution of which is within the express authority of a Party hereunder), including any action or claim based on tort, contract, or statute, or concerning the interpretation, effect, termination, validity, performance or breach of this Agreement, will be referred to (a) the Chief Executive Officer of Licensee or his or her designee, and (b) the VP Business Development of OSI or his or her designee (collectively ((a) and (b)), the “Senior Officers”) for resolution. In the event the Senior Officers are unable to resolve such dispute within 30 days after the initial written request, then, either Party will have the right to pursue any and all remedies available at law or equity, consistent with Section 10.11. The provisions of this Section 10.1 will survive for five (5) years from the date of termination or expiration of this Agreement.

10.2.       Assignment. Neither this Agreement nor any interest hereunder will be assignable by Licensee without the prior written consent of OSI, except as follows: following the first anniversary of the Effective Date, (a) Licensee may assign its rights and obligations under this Agreement in connection with the transfer or sale of all or substantially all of the business or assets of Licensee relating to the Compound to a Third Party, whether by merger, consolidation, divesture, restructure, sale of stock, sale of assets or otherwise and (b) Licensee may assign its rights and obligations under this Agreement to any of its Affiliates, provided that the assignee will expressly agree to be bound by Licensee’s obligations under this Agreement and that Licensee will remain liable for all of its rights and obligations under this Agreement. OSI may assign or transfer any of its rights or obligations under this Agreement without Licensee’s prior written consent. Each Party will promptly notify the other Party of any assignment or transfer under the provisions of this Section 10.1. This Agreement will be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section 10.1 will be void.

10.3.       Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of the Agreement.

10.4.       Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation”, (c) the word “will” will be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person will be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, or Schedules will be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

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10.5.       Notices. Any notice to be given under this Agreement must be in writing and delivered either in person, by (a) air mail (postage prepaid) requiring return receipt, (b) overnight courier, or (c) email or facsimile confirmed thereafter by any of the foregoing, to the party to be notified at its address(es) given below, or at any address such party may designate by prior written notice to the other in accordance with this Section 10.5. Notice shall be deemed sufficiently given for all purposes upon the earliest of: (i) the date of actual receipt; (ii) if air mailed, five days after the date of postmark; (iii) if delivered by overnight courier, the next day the overnight courier regularly makes deliveries; or (iv) if emailed or sent by facsimile, the date of confirmation of receipt if during the recipient’s normal business hours, otherwise the next day.

All correspondence to Licensee will be addressed as follows:

Aevi Genomic Medicine, Inc.

435 Devon Park Drive, Suite 715

Wayne, PA 19087

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Pepper Hamilton LLP

3000 Two Logan Square

Eighteenth And Arch Streets

Philadelphia,  PA  19103-2799

Attention: Brian M. Katz

Facsimile: +1-215-981-4750

All correspondence to OSI will be addressed as follows:

OSI Pharmaceuticals, LLC
1 Astellas Way

Northbrook, IL 60062, U.S.A.

Attention: President
Facsimile: +1-224-205-5909

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with a copy (which shall not constitute notice) to:

Astellas US LLC

1 Astellas Way

Northbrook, IL 60062, U.S.A.

Attention: General Counsel

Facsimile: +1-224-205-5909

10.6.       Amendment. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

10.7.       Waiver and Non-Exclusion of Remedies. No provision of this Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either of the Parties of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

10.8.       Severability. If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same will not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement will be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible. In any such event, this Agreement will be construed as if such clause of portion thereof had never been contained in this Agreement, and there will be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

10.9.       Nature of Licenses. All rights and licenses granted pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of 11 U.S.C. § 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under 11 U.S.C. § 101(35A) of the Bankruptcy Code. The Parties agree that Licensee, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights, including any right to enforce any exclusivity provision of this Agreement, remedies, and elections under Applicable Law. To the fullest extent permitted by Applicable Law, the Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against OSI under the Bankruptcy Code, Licensee shall be entitled to all applicable rights under 11 U.S.C. § 365(n) of the Bankruptcy Code, including copies and access to, as appropriate, any such intellectual property and all embodiments of such intellectual property upon written request therefor by Licensee, and such, if not already in its possession, shall be promptly delivered to Licensee.

10.10.       Descriptive Headings. The descriptive headings of this Agreement are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.

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10.11.       Governing Law; Jurisdiction and Service. This Agreement is governed by, and all disputes arising under or in connection with this Agreement shall be resolved in accordance with, the laws of the State of New York, without regard to conflict of law principles thereof. Each Party irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action, or other proceeding arising out of this Agreement or out of any transaction contemplated hereby and the appeals courts therefrom. Each Party agrees to commence any such action, suit, or proceeding either in the United States District Court for the Southern District of New York or if such suit, action, or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum. Each Party further agrees that service of any process, summons, notice or document by registered mail to its address set forth in Section 10.5 shall be effective service of process for any action, suit, or proceeding brought against it under this Agreement in any such court.

10.12.       Use of Names. Neither Party shall, without the prior written consent of the other Party, use the name or any trademark or trade name owned by the other Party, or owned by an affiliate or parent corporation of the other Party, in any publication, publicity, advertising, or otherwise, except as expressly permitted by Article 6.

10.13.       Entire Agreement. This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including the Prior CDA, which is hereby terminated effective as of the Effective Date.

10.14.       Independent Contractors. Both Parties are independent contractors under this Agreement. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.15.       Counterparts. This Agreement may be executed in two (2) counterparts, each of which will be an original and both of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital (e.g., PDF) file, each of which will be binding when received by the applicable Party.

10.16.       No Third Party Rights or Obligations. No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligation in any Person not a Party to this Agreement.

[Signature page follows.]

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[Signature Page to Exclusive License Agreement]

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Agreement as of the Effective Date.

OSI PHARMACEUTICALS, LLC		AEVI GENOMIC MEDICINE, INC.
By:	/s/ Percival Banetto-ko	By:	/s/ Michael F. Cola
Name: Percival Banetto-ko		Name: Michael F. Cola
Title: President		Title: Chief Executive Officer

SCHEDULE 1

OSI PRODUCT KNOW-HOW

Regulatory Documentation set forth on Schedule 5.

1.	Program Overview

mgc1101266-cli-en-final-03_OSI.pdf

2.	Intellectual_Property

Patent List.pdf

Recorded Assignment for US 11 599663.pdf

Recorded Assignments for US 60 737581 and 60 854264.PDF

3.	Non-clinical

7486-me-1001-ncr-en-final-02.pdf

7486-me-1002-ncr-en-final-03.pdf

7486-me-1004-ncr-en-final-02.pdf

7486-ph-0001-ncr-en-final-02.pdf

7486-ph-001-ncr-en-final-02.pdf

7486-ph-002-ncr-en-final-02.pdf

7486-ph-003-ncr-en-final-02.pdf

7486-ph-004-ncr-en-final-02.pdf

A2007082-VR1 Validation Report and Amendments.pdf

A2007130-VR1 Validation Report and Amendments.pdf

A2007143 FINAL Report and Addendum (27-Oct-2008).pdf

A2008069-VR1 Validation Report and Amendments.pdf

I2008232 FINAL Report.pdf

M2007025 FINAL Report (22-May-2007).pdf

P2006349 FINAL Report.pdf

P2007006 FINAL AMENDED Report (09-Sep-2008).pdf

P2007006 FINAL Report (11-Aug-2008).pdf

P2007006 FINAL TK Subreport (25-Sep-2007).pdf

P2007041 FINAL Report (22-Oct-2008).pdf

P2007051 FINAL Report (19-Aug-2009).pdf

P2007074 FINAL Report (05-Sep-2008).pdf

R2006258 FINAL Biomarker Report (11-May-2007).pdf

R2006258 FINAL Report (31-Jan-2007).pdf

R2007007 FINAL Report (15-Oct-2007.pdf

R2007022 FINAL Report.pdf

R2007040 FINAL OSI Bioanalytical Report (14-Apr-2010).pdf

R2007040 FINAL Report (23-Oct-2009) and AMENDMENT (03-10-201.pdf

R2007042 FINAL Report.pdf

R2007043 FINAL Report (29-Oct-2008).pdf

R2007052 FINAL Report (22-Oct-2008).pdf

R2007053 FINAL Report (22-Oct-2008).pdf

R2007056 FINAL Report (27-Aug-2008).pdf

R2007110 FINAL Report.pdf

R2007131 (OP-0701) Live-phase Report.pdf

R2007131 FINAL Biomarker Report (15-Jan-2009).pdf

R2007131 FINAL Report.pdf

R2008231 AMENDED FINAL Report.pdf

R2008231, 260, 290, and 291 Live Phase Report (13-Oct-2008).pdf

R2008260 FINAL Report.pdf

R2008290 FINAL Report.pdf

R2008291 FINAL Report.pdf

R2009062 FINAL Report.pdf

R2010212 FINAL Report (27-Jan-2011).pdf

V2006283 Result Table.pdf

V2006350 (OSI-027).pdf

V2007054 FINAL Report (14-Aug-2008).pdf

V2007055 FINAL Report (28-Jul-2008).pdf

V2007061 FINAL Report (09-Aug-2006).pdf

V2007076 FINAL Report (18-Jul-2008).pdf

V2007150 FINAL Report.pdf

V2007151 FINAL Report.pdf

V2007156 FINAL Report.pdf

V2008189 FINAL Report (03-Oct-2008).pdf

V2009260 FINAL Report (13-Jan-2011).pdf

V2010151 FINAL Report.pdf

4.	Clinical

7486-cl-0101-clr-en-final-02.pdf

5.	Regulatory

ASP7486_IND103792_FDA Correspondence Index.pdf

IND (103,792)

3-2-p-1-description-and-composition.pdf_09ad3501801940de.pdf

32p41-capsule.pdf_09ad3501801940d7.pdf

32p41-contr-excip-specifications.pdf_09ad3501800f7891.pdf

3-2-p-4-1-specifications.pdf_09ad3501801940e5.pdf

3-2-p-4-2-analytical-procedures.pdf_09ad3501801940e6.pdf

32p42-contr-excip-analytical-proc.pdf_09ad3501800f7892.pdf

32p43-contr-excip-val-anal-proc.pdf_09ad3501800f7893.pdf

32p44-contr-excip-just-of-spec.pdf_09ad3501800f7894.pdf

3-2-p-4-5-excipients-human-animal.pdf_09ad3501801940e7.pdf

32P51-~1\3-2-p-5-1-specifications.pdf_09ad3501801940e9.pdf

3-2-p-5-2-analytical-procedure.pdf_09ad3501801940ea.pdf

32p52-contr-drug-prod-anal-proc.pdf_09ad3501800f7898.pdf

32p53-capsule.pdf_09ad3501801940da.pdf

3-2-p-5-4-batch-analyses.pdf_09ad3501801940ec.pdf

32p54-capsule.pdf_09ad3501801940db.pdf

32p54-contr-drug-prod-batch-anal.pdf_09ad3501800f789a.pdf

3-2-p-5-5-characterisation-impurities.pdf_09ad3501801940ed.pdf

32p55-contr-drug-prod-char-of-imp.pdf_09ad3501800f789b.pdf

32p56-contr-drug-prod-just-of-spec.pdf_09ad3501800f789c.pdf

3-2-p-5-6-justification-of-specification.pdf_09ad3501801940ee.pdf

3-2-p-7-container-closure-system.pdf_09ad3501801940f0.pdf

3-2-s-2-2-manuf-process-and-controls.pdf_09ad3501801940f4.pdf

3-2-s-2-3-control-of-materials.pdf_09ad3501801940f5.pdf

3-2-s-2-6-manuf-process-development.pdf_09ad3501801940f6.pdf

32s41-control-specification.pdf_09ad3501800f78af.pdf

3-2-s-4-1-specification.pdf_09ad3501801940f9.pdf

3-2-s-4-2-analytical-procedure.pdf_09ad3501801940fa.pdf

32s42-control-analytical-proc.pdf_09ad3501800f78b0.pdf

32s43-control-validation-anal-proc.pdf_09ad3501800f78b1.pdf

3-2-s-4-4-batch-analyses.pdf_09ad3501801940fc.pdf

32s44-control-batch-analys.pdf_09ad3501800f78b2.pdf

32s45-control-just-of-spec.pdf_09ad3501800f78b3.pdf

3-2-s-5-reference-standards.pdf_09ad3501801940fd.pdf

3-2-s-6-container-closure-system.pdf_09ad3501801940fe.pdf

7486-cl-0101-clp-en-am10-sam10-12.pdf_09ad3501801b56da.pdf

Correspondence\20081222\0000\index.xml_09ad3501800f7c2f.xml

Correspondence\20081222\0000\index-md5.txt_09ad3501800f7c2e.txt

Correspondence\20081222\0000\m1\us\12-22-2008-cover-letter.pdf_09ad3501800f7c06.pdf

Correspondence\20081222\0000\m1\us\12-22-2008-pre-ind-briefing-doc.pdf_09ad3501800f7c07.pdf

Correspondence\20081222\0000\m1\us\us-regional.xml_09ad3501800f7c08.xml

Correspondence\20081222\0000\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7c09.dtd

Correspondence\20081222\0000\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7c0a.dtd

Correspondence\20081222\0000\util\dtd\us-regional-v2-01.dtd_09ad3501800f7c0b.dtd

Correspondence\20081222\0000\util\style\ectd-2-0.xsl_09ad3501800f7c2a.xsl

Correspondence\20081222\0000\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7c2b.xsl

Correspondence\20081222\0000\util\style\us-regional.xsl_09ad3501800f7c2c.xsl

Correspondence\20081222\0000\util\style\valid-values.xml_09ad3501800f7c2d.xml

Correspondence\20090130\0001\index.xml_09ad3501800f7c44.xml

Correspondence\20090130\0001\index-md5.txt_09ad3501800f7c43.txt

Correspondence\20090130\0001\m1\us\cover-letter.pdf_09ad3501800f7c30.pdf

Correspondence\20090130\0001\m1\us\pre-ind-meeting-cancellation-letter.pdf_09ad3501800f7c31.pdf

Correspondence\20090130\0001\m1\us\us-regional.xml_09ad3501800f7c32.xml

Correspondence\20090130\0001\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7c33.dtd

Correspondence\20090130\0001\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7c3d.dtd

Correspondence\20090130\0001\util\dtd\us-regional-v2-01.dtd_09ad3501800f7c3e.dtd

Correspondence\20090130\0001\util\style\ectd-2-0.xsl_09ad3501800f7c3f.xsl

Correspondence\20090130\0001\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7c40.xsl

Correspondence\20090130\0001\util\style\us-regional.xsl_09ad3501800f7c41.xsl

Correspondence\20090130\0001\util\style\valid-values.xml_09ad3501800f7c42.xml

Correspondence\20120917.pdf_09ad35018018cf19.pdf

Correspondence\FlySheet_ASP7486_IND103792_CORRES.xls_09ad3501800f7c94.xls

Correspondence\Historical IND Correspondence\OSI-027—IND-103792-093010-041811-SN0018-SN0034—VOL02OF02.pdf_09ad350180125ea9.pdf

Correspondence\Historical IND Correspondence\OSI-027—IND-103792-100308-082010-SN0000-SN0016—VOL01OF02.pdf_09ad350180125eb4.pdf

protocol-101-incamend10.pdf_09ad3501801b56fd.pdf

protocol-101-v9-incamend8.pdf_09ad350180115a45.pdf

Serial\0002\index.xml_09ad3501800f790a.xml

Serial\0002\index-md5.txt_09ad3501800f7909.txt

Serial\0002\m1\us\11214-environ-analysis.pdf_09ad3501800f7807.pdf

Serial\0002\m1\us\1139-general-invest-plan.pdf_09ad3501800f7808.pdf

Serial\0002\m1\us\11442-invest-drug-labeling.pdf_09ad3501800f7809.pdf

Serial\0002\m1\us\1571.pdf_09ad3501800f780a.pdf

Serial\0002\m1\us\3674.pdf_09ad3501800f780b.pdf

Serial\0002\m1\us\cover-letter.pdf_09ad3501800f780c.pdf

Serial\0002\m1\us\fda-responses-to-pre-ind-questions.pdf_09ad3501800f780d.pdf

Serial\0002\m1\us\osi-027-ib.pdf_09ad3501800f7879.pdf

Serial\0002\m1\us\osi-027-ib-sum-changes.pdf_09ad3501800f780e.pdf

Serial\0002\m1\us\osi-acceptance-of-pre-ind-meeting-date.pdf_09ad3501800f787a.pdf

Serial\0002\m1\us\pre-ind-meeting-request.pdf_09ad3501800f787c.pdf

Serial\0002\m1\us\pre-ind-meeting-request-granted.pdf_09ad3501800f787b.pdf

Serial\0002\m1\us\us-regional.xml_09ad3501800f787d.xml

Serial\0002\m2\22-intro\22-intro-statement.pdf_09ad3501800f787e.pdf

Serial\0002\m2\23-qos\23-introduction.pdf_09ad3501800f787f.pdf

Serial\0002\m2\23-qos\23p-dpcmcsum.pdf_09ad3501800f7880.pdf

Serial\0002\m2\23-qos\23s-dscmcsum.pdf_09ad3501800f7881.pdf

Serial\0002\m2\24-nonclin-over\24-nonclinical-overview.pdf_09ad3501800f7882.pdf

Serial\0002\m2\25-clin-over\25-clinical-overview.pdf_09ad3501800f7883.pdf

Serial\0002\m2\26-nonclin-sum\261-nonclinical-introduction.pdf_09ad3501800f7884.pdf

Serial\0002\m2\26-nonclin-sum\262-263-nonclinical-pharm.pdf_09ad3501800f7885.pdf

Serial\0002\m2\26-nonclin-sum\264-265-nonclinical-pk.pdf_09ad3501800f7886.pdf

Serial\0002\m2\26-nonclin-sum\266-267-nonclinical-tox.pdf_09ad3501800f7887.pdf

Serial\0002\m2\27-clin-sum\27-clinical-summary.pdf_09ad3501800f7888.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p1-desc-comp\32p1-description-and-composition.pdf_09ad3501800f7889.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p2-pharm-dev\32p21-pharm-dev-comp-drug-product.pdf_09ad3501800f788a.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p2-pharm-dev\32p22-pharm-dev-drug-product.pdf_09ad3501800f788b.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p31-manuf-manufacturers.pdf_09ad3501800f788c.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p32-manuf-batch-formula.pdf_09ad3501800f788d.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p33-manuf-process-and-controls.pdf_09ad3501800f788e.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p34-manuf-control-critical-steps.pdf_09ad3501800f788f.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p35-manuf-process-evaluation.pdf_09ad3501800f7890.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p4-contr-excip\32p45-contr-excip-ex-of-hu-an-or.pdf_09ad3501800f7895.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p4-contr-excip\32p46-contr-excip-novel-excipients.pdf_09ad3501800f7896.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p5-contr-drug-prod\32p51-spec\32p51-contr-drug-prod-spec.pdf_09ad3501800f7897.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p5-contr-drug-prod\32p53-val-analyt-proc\32p53-val-analyt-proc.pdf_09ad3501800f7899.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p6-ref-stand\32p6-reference-standards.pdf_09ad3501800f789d.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p7-cont-closure-sys\32p7-container-closure-system.pdf_09ad3501800f789e.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p8-stab\32p81-stability-stability-summary.pdf_09ad3501800f789f.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p8-stab\32p82-stability-postapproval-stab.pdf_09ad3501800f78a0.pdf

Serial\0002\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p8-stab\32p83-stability-stability-data.pdf_09ad3501800f78a1.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s1-gen-info\32s11-gen-info-nomenclature.pdf_09ad3501800f78a2.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s1-gen-info\32s12-gen-info-structure.pdf_09ad3501800f78a3.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s1-gen-info\32s13-gen-info-properties.pdf_09ad3501800f78a4.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s21-manuf-manufacturer.pdf_09ad3501800f78a5.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s22-manuf-process-and-controls.pdf_09ad3501800f78a6.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s23-manuf-control-of-materials.pdf_09ad3501800f78a7.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s24-manuf-control-critical-steps.pdf_09ad3501800f78a8.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s25-manuf-process-validation.pdf_09ad3501800f78a9.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s26-manuf-process-development.pdf_09ad3501800f78aa.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s3-charac\32s31-charac-elucidation-of-struct.pdf_09ad3501800f78ad.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s3-charac\32s32-charac-impurities.pdf_09ad3501800f78ae.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s5-ref-stand\32s5-reference-standards.pdf_09ad3501800f78b4.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s6-cont-closure-sys\32s6-container-closure-system.pdf_09ad3501800f78b5.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s7-stab\32s71-stability-summary.pdf_09ad3501800f78b6.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s7-stab\32s72-stability-postapproval-stab.pdf_09ad3501800f78b8.pdf

Serial\0002\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s7-stab\32s73-stability-data.pdf_09ad3501800f78b9.pdf

Serial\0002\m4\42-stud-rep\421-pharmacol\4211-prim-pd\v2007061\stf-v2007061.xml_09ad3501800f78ba.xml

Serial\0002\m4\42-stud-rep\421-pharmacol\4211-prim-pd\v2007061\v2007061.pdf_09ad3501800f78bb.pdf

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\p2007051\p2007051.pdf_09ad3501800f78bc.pdf

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\p2007051\stf-p2007051.xml_09ad3501800f78bd.xml

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\r2007052\r2007052.pdf_09ad3501800f78be.pdf

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\r2007052\stf-r2007052.xml_09ad3501800f78bf.xml

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\r2007053\r2007053.pdf_09ad3501800f78c0.pdf

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\r2007053\stf-r2007053.xml_09ad3501800f78c1.xml

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\v2007076\stf-v2007076.xml_09ad3501800f78c2.xml

Serial\0002\m4\42-stud-rep\421-pharmacol\4213-safety-pharmacol\v2007076\v2007076.pdf_09ad3501800f78c3.pdf

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\p2006349\p2006349.pdf_09ad3501800f78c4.pdf

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\p2006349\stf-p2006349.xml_09ad3501800f78c5.xml

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2007022\r2007022.pdf_09ad3501800f78c6.pdf

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2007022\stf-r2007022.xml_09ad3501800f78c7.xml

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2007110\r2007110.pdf_09ad3501800f78c8.pdf

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2007110\stf-r2007110.xml_09ad3501800f78c9.xml

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2009062\r2009062.pdf_09ad3501800f78ca.pdf

Serial\0002\m4\42-stud-rep\422-pk\4222-absorp\r2009062\stf-r2009062.xml_09ad3501800f78cb.xml

Serial\0002\m4\42-stud-rep\422-pk\4223-distrib\r2008290\r2008290.pdf_09ad3501800f78cc.pdf

Serial\0002\m4\42-stud-rep\422-pk\4223-distrib\r2008290\stf-r2008290.xml_09ad3501800f78cd.xml

Serial\0002\m4\42-stud-rep\422-pk\4224-metab\v2007151\stf-v2007151.xml_09ad3501800f78ce.xml

Serial\0002\m4\42-stud-rep\422-pk\4224-metab\v2007151\v2007151.pdf_09ad3501800f78cf.pdf

Serial\0002\m4\42-stud-rep\422-pk\4224-metab\v2007156\stf-v2007156.xml_09ad3501800f78d0.xml

Serial\0002\m4\42-stud-rep\422-pk\4224-metab\v2007156\v2007156.pdf_09ad3501800f78d1.pdf

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008231\r2008231.pdf_09ad3501800f78d2.pdf

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008231\stf-r2008231.xml_09ad3501800f78d3.xml

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008260\r2008260.pdf_09ad3501800f78d4.pdf

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008260\stf-r2008260.xml_09ad3501800f78d5.xml

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008291\r2008291.pdf_09ad3501800f78d6.pdf

Serial\0002\m4\42-stud-rep\422-pk\4225-excr\r2008291\stf-r2008291.xml_09ad3501800f78d7.xml

Serial\0002\m4\42-stud-rep\422-pk\4227-other-pk-stud\r2007042\r2007042.pdf_09ad3501800f78d8.pdf

Serial\0002\m4\42-stud-rep\422-pk\4227-other-pk-stud\r2007042\stf-r2007042.xml_09ad3501800f78d9.xml

Serial\0002\m4\42-stud-rep\423-tox\4231-single-dose-tox\r2007043\r2007043.pdf_09ad3501800f78da.pdf

Serial\0002\m4\42-stud-rep\423-tox\4231-single-dose-tox\r2007043\stf-r2007043.xml_09ad3501800f78db.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007006\p2007006.pdf_09ad3501800f78dc.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007006\stf-p2007006.xml_09ad3501800f78dd.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007041\p2007041.pdf_09ad3501800f78de.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007041\stf-p2007041.xml_09ad3501800f78df.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007074\p2007074.pdf_09ad3501800f78e0.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\p2007074\stf-p2007074.xml_09ad3501800f78e1.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2006258\r2006258.pdf_09ad3501800f78e2.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2006258\stf-r2006258.xml_09ad3501800f78e3.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007007\r2007007.pdf_09ad3501800f78e4.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007007\stf-r2007007.xml_09ad3501800f78e5.xml

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007040\r2007040.pdf_09ad3501800f78e6.pdf

Serial\0002\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007040\stf-r2007040.xml_09ad3501800f78e7.xml

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007054\stf-v2007054.xml_09ad3501800f78e8.xml

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007054\v2007054.pdf_09ad3501800f78e9.pdf

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007055\stf-v2007055.xml_09ad3501800f78ea.xml

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007055\v2007055.pdf_09ad3501800f78eb.pdf

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007150\stf-v2007150.xml_09ad3501800f78ec.xml

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42331-in-vitro\v2007150\v2007150.pdf_09ad3501800f78ed.pdf

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42332-in-vivo\r2007056\r2007056.pdf_09ad3501800f78ee.pdf

Serial\0002\m4\42-stud-rep\423-tox\4233-genotox\42332-in-vivo\r2007056\stf-r2007056.xml_09ad3501800f78ef.xml

Serial\0002\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\1572-weise.pdf_09ad3501800f78f0.pdf

Serial\0002\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-protocol.pdf_09ad3501800f78f1.pdf

Serial\0002\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f78f2.xml

Serial\0002\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\weise-cv.pdf_09ad3501800f78f3.pdf

Serial\0002\m5\53-clin-stud-rep\537-crf-ipl\osi-027-101-data-listings\individual-patient-data-listing.pdf_09ad3501800f78f5.pdf

Serial\0002\m5\53-clin-stud-rep\537-crf-ipl\osi-027-101-data-listings\stf-osi-027-101-data-listings.xml_09ad3501800f78f6.xml

Serial\0002\m5\54-lit-ref\collier-1990.pdf_09ad3501800f78f7.pdf

Serial\0002\m5\54-lit-ref\evans-2004.pdf_09ad3501800f78f8.pdf

Serial\0002\m5\54-lit-ref\faivre-2006.pdf_09ad3501800f78f9.pdf

Serial\0002\m5\54-lit-ref\gunji-1993.pdf_09ad3501800f78fa.pdf

Serial\0002\m5\54-lit-ref\le-bacquaer-2007.pdf_09ad3501800f78fb.pdf

Serial\0002\m5\54-lit-ref\sabatini-2006.pdf_09ad3501800f78fc.pdf

Serial\0002\m5\54-lit-ref\scientific-discussion-sirolimus-2005.pdf_09ad3501800f78fd.pdf

Serial\0002\m5\54-lit-ref\scientific-discussion-tacrolimus-2004.pdf_09ad3501800f78fe.pdf

Serial\0002\m5\54-lit-ref\sirolimus-package-insert-2008.pdf_09ad3501800f78ff.pdf

Serial\0002\m5\54-lit-ref\torisel-package-insert-2007.pdf_09ad3501800f7900.pdf

Serial\0002\m5\54-lit-ref\wang-2006.pdf_09ad3501800f7901.pdf

Serial\0002\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7902.dtd

Serial\0002\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7903.dtd

Serial\0002\util\dtd\us-regional-v2-01.dtd_09ad3501800f7904.dtd

Serial\0002\util\style\ectd-2-0.xsl_09ad3501800f7905.xsl

Serial\0002\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7906.xsl

Serial\0002\util\style\us-regional.xsl_09ad3501800f7907.xsl

Serial\0002\util\style\valid-values.xml_09ad3501800f7908.xml

Serial\0003\index.xml_09ad3501800f79c7.xml

Serial\0003\index-md5.txt_09ad3501800f79c6.txt

Serial\0003\m1\us\1111-quality—information-amendment-09-22-09.pdf_09ad3501800f79b8.pdf

Serial\0003\m1\us\1571.pdf_09ad3501800f79b9.pdf

Serial\0003\m1\us\3674.pdf_09ad3501800f79ba.pdf

Serial\0003\m1\us\cover-letter.pdf_09ad3501800f79bb.pdf

Serial\0003\m1\us\us-regional.xml_09ad3501800f79bc.xml

Serial\0003\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\karmanos-draft-icf.pdf_09ad3501800f79bd.pdf

Serial\0003\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f79be.xml

Serial\0003\util\dtd\ich-ectd-3-2.dtd_09ad3501800f79bf.dtd

Serial\0003\util\dtd\ich-stf-v2-2.dtd_09ad3501800f79c0.dtd

Serial\0003\util\dtd\us-regional-v2-01.dtd_09ad3501800f79c1.dtd

Serial\0003\util\style\ectd-2-0.xsl_09ad3501800f79c2.xsl

Serial\0003\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f79c3.xsl

Serial\0003\util\style\us-regional.xsl_09ad3501800f79c4.xsl

Serial\0003\util\style\valid-values.xml_09ad3501800f79c5.xml

Serial\0004\index.xml_09ad3501800f79d9.xml

Serial\0004\index-md5.txt_09ad3501800f79d8.txt

Serial\0004\m1\us\1-11-2-safety-info-amend.pdf_09ad3501800f79c8.pdf

Serial\0004\m1\us\1571.pdf_09ad3501800f79c9.pdf

Serial\0004\m1\us\3674.pdf_09ad3501800f79ca.pdf

Serial\0004\m1\us\cover-letter.pdf_09ad3501800f79cb.pdf

Serial\0004\m1\us\us-regional.xml_09ad3501800f79cc.xml

Serial\0004\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-pt-006-sae-2009001371.pdf_09ad3501800f79cd.pdf

Serial\0004\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-pt-010-sae-2009000379.pdf_09ad3501800f79ce.pdf

Serial\0004\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-pt-014-sae-2009000997.pdf_09ad3501800f79cf.pdf

Serial\0004\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f79d0.xml

Serial\0004\util\dtd\ich-ectd-3-2.dtd_09ad3501800f79d1.dtd

Serial\0004\util\dtd\ich-stf-v2-2.dtd_09ad3501800f79d2.dtd

Serial\0004\util\dtd\us-regional-v2-01.dtd_09ad3501800f79d3.dtd

Serial\0004\util\style\ectd-2-0.xsl_09ad3501800f79d4.xsl

Serial\0004\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f79d5.xsl

Serial\0004\util\style\us-regional.xsl_09ad3501800f79d6.xsl

Serial\0004\util\style\valid-values.xml_09ad3501800f79d7.xml

Serial\0005\index.xml_09ad3501800f79e8.xml

Serial\0005\index-md5.txt_09ad3501800f79e7.txt

Serial\0005\m1\us\1571.pdf_09ad3501800f79da.pdf

Serial\0005\m1\us\cover-letter.pdf_09ad3501800f79db.pdf

Serial\0005\m1\us\inv-let-followup.pdf_09ad3501800f79dc.pdf

Serial\0005\m1\us\us-regional.xml_09ad3501800f79dd.xml

Serial\0005\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2008002289-medwatch.pdf_09ad3501800f79de.pdf

Serial\0005\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f79df.xml

Serial\0005\util\dtd\ich-ectd-3-2.dtd_09ad3501800f79e0.dtd

Serial\0005\util\dtd\ich-stf-v2-2.dtd_09ad3501800f79e1.dtd

Serial\0005\util\dtd\us-regional-v2-01.dtd_09ad3501800f79e2.dtd

Serial\0005\util\style\ectd-2-0.xsl_09ad3501800f79e3.xsl

Serial\0005\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f79e4.xsl

Serial\0005\util\style\us-regional.xsl_09ad3501800f79e5.xsl

Serial\0005\util\style\valid-values.xml_09ad3501800f79e6.xml

Serial\0006\index.xml_09ad3501800f798a.xml

Serial\0006\index-md5.txt_09ad3501800f7989.txt

Serial\0006\m1\us\1571.pdf_09ad3501800f7936.pdf

Serial\0006\m1\us\cover-letter.pdf_09ad3501800f7937.pdf

Serial\0006\m1\us\inv-let-2009003157.pdf_09ad3501800f7938.pdf

Serial\0006\m1\us\us-regional.xml_09ad3501800f7939.xml

Serial\0006\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch-2009003157.pdf_09ad3501800f7980.pdf

Serial\0006\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7981.xml

Serial\0006\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7982.dtd

Serial\0006\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7983.dtd

Serial\0006\util\dtd\us-regional-v2-01.dtd_09ad3501800f7984.dtd

Serial\0006\util\style\ectd-2-0.xsl_09ad3501800f7985.xsl

Serial\0006\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7986.xsl

Serial\0006\util\style\us-regional.xsl_09ad3501800f7987.xsl

Serial\0006\util\style\valid-values.xml_09ad3501800f7988.xml

Serial\0007\index.xml_09ad3501800f7999.xml

Serial\0007\index-md5.txt_09ad3501800f7998.txt

Serial\0007\m1\us\1571.pdf_09ad3501800f798b.pdf

Serial\0007\m1\us\cover-letter.pdf_09ad3501800f798c.pdf

Serial\0007\m1\us\invest-letter.pdf_09ad3501800f798d.pdf

Serial\0007\m1\us\us-regional.xml_09ad3501800f798e.xml

Serial\0007\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f798f.pdf

Serial\0007\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7990.xml

Serial\0007\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7991.dtd

Serial\0007\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7992.dtd

Serial\0007\util\dtd\us-regional-v2-01.dtd_09ad3501800f7993.dtd

Serial\0007\util\style\ectd-2-0.xsl_09ad3501800f7994.xsl

Serial\0007\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7995.xsl

Serial\0007\util\style\us-regional.xsl_09ad3501800f7996.xsl

Serial\0007\util\style\valid-values.xml_09ad3501800f7997.xml

Serial\0008\index.xml_09ad3501800f79a8.xml

Serial\0008\index-md5.txt_09ad3501800f79a7.txt

Serial\0008\m1\us\1571.pdf_09ad3501800f799a.pdf

Serial\0008\m1\us\3674.pdf_09ad3501800f799b.pdf

Serial\0008\m1\us\cover-letter.pdf_09ad3501800f799c.pdf

Serial\0008\m1\us\us-regional.xml_09ad3501800f799d.xml

Serial\0008\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-protocol-v5.pdf_09ad3501800f799e.pdf

Serial\0008\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f799f.xml

Serial\0008\util\dtd\ich-ectd-3-2.dtd_09ad3501800f79a0.dtd

Serial\0008\util\dtd\ich-stf-v2-2.dtd_09ad3501800f79a1.dtd

Serial\0008\util\dtd\us-regional-v2-01.dtd_09ad3501800f79a2.dtd

Serial\0008\util\style\ectd-2-0.xsl_09ad3501800f79a3.xsl

Serial\0008\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f79a4.xsl

Serial\0008\util\style\us-regional.xsl_09ad3501800f79a5.xsl

Serial\0008\util\style\valid-values.xml_09ad3501800f79a6.xml

Serial\0009\index.xml_09ad3501800f79b7.xml

Serial\0009\index-md5.txt_09ad3501800f79b6.txt

Serial\0009\m1\us\1571.pdf_09ad3501800f79a9.pdf

Serial\0009\m1\us\cover-letter.pdf_09ad3501800f79aa.pdf

Serial\0009\m1\us\inv-letter-2009003197.pdf_09ad3501800f79ab.pdf

Serial\0009\m1\us\us-regional.xml_09ad3501800f79ac.xml

Serial\0009\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch-2009003197.pdf_09ad3501800f79ad.pdf

Serial\0009\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f79ae.xml

Serial\0009\util\dtd\ich-ectd-3-2.dtd_09ad3501800f79af.dtd

Serial\0009\util\dtd\ich-stf-v2-2.dtd_09ad3501800f79b0.dtd

Serial\0009\util\dtd\us-regional-v2-01.dtd_09ad3501800f79b1.dtd

Serial\0009\util\style\ectd-2-0.xsl_09ad3501800f79b2.xsl

Serial\0009\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f79b3.xsl

Serial\0009\util\style\us-regional.xsl_09ad3501800f79b4.xsl

Serial\0009\util\style\valid-values.xml_09ad3501800f79b5.xml

Serial\0010\index.xml_09ad3501800f7a12.xml

Serial\0010\index-md5.txt_09ad3501800f7a11.txt

Serial\0010\m1\us\1571.pdf_09ad3501800f79ea.pdf

Serial\0010\m1\us\3674.pdf_09ad3501800f79eb.pdf

Serial\0010\m1\us\cover-letter.pdf_09ad3501800f79ec.pdf

Serial\0010\m1\us\us-regional.xml_09ad3501800f79ed.xml

Serial\0010\m4\42-stud-rep\422-pk\4223-distrib\r2008291\r2008291.pdf_09ad3501800f7a02.pdf

Serial\0010\m4\42-stud-rep\422-pk\4223-distrib\r2008291\stf-r2008291.xml_09ad3501800f7a03.xml

Serial\0010\m4\42-stud-rep\422-pk\4225-excr\r2008231\r2008231.pdf_09ad3501800f7a04.pdf

Serial\0010\m4\42-stud-rep\422-pk\4225-excr\r2008231\stf-r2008231.xml_09ad3501800f7a05.xml

Serial\0010\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007040\r2007040.pdf_09ad3501800f7a06.pdf

Serial\0010\m4\42-stud-rep\423-tox\4232-repeat-dose-tox\r2007040\stf-r2007040.xml_09ad3501800f7a09.xml

Serial\0010\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7a0a.dtd

Serial\0010\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7a0b.dtd

Serial\0010\util\dtd\us-regional-v2-01.dtd_09ad3501800f7a0c.dtd

Serial\0010\util\style\ectd-2-0.xsl_09ad3501800f7a0d.xsl

Serial\0010\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7a0e.xsl

Serial\0010\util\style\us-regional.xsl_09ad3501800f7a0f.xsl

Serial\0010\util\style\valid-values.xml_09ad3501800f7a10.xml

Serial\0011\index.xml_09ad3501800f7adc.xml

Serial\0011\index-md5.txt_09ad3501800f7adb.txt

Serial\0011\m1\us\1571.pdf_09ad3501800f7ace.pdf

Serial\0011\m1\us\cover-letter.pdf_09ad3501800f7acf.pdf

Serial\0011\m1\us\invest-letter-2009003635.pdf_09ad3501800f7ad0.pdf

Serial\0011\m1\us\us-regional.xml_09ad3501800f7ad1.xml

Serial\0011\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch-2009003635.pdf_09ad3501800f7ad2.pdf

Serial\0011\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ad3.xml

Serial\0011\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7ad4.dtd

Serial\0011\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7ad5.dtd

Serial\0011\util\dtd\us-regional-v2-01.dtd_09ad3501800f7ad6.dtd

Serial\0011\util\style\ectd-2-0.xsl_09ad3501800f7ad7.xsl

Serial\0011\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7ad8.xsl

Serial\0011\util\style\us-regional.xsl_09ad3501800f7ad9.xsl

Serial\0011\util\style\valid-values.xml_09ad3501800f7ada.xml

Serial\0012\index.xml_09ad3501800f7aec.xml

Serial\0012\index-md5.txt_09ad3501800f7aeb.txt

Serial\0012\m1\us\1571.pdf_09ad3501800f7add.pdf

Serial\0012\m1\us\3674.pdf_09ad3501800f7ade.pdf

Serial\0012\m1\us\cover-letter.pdf_09ad3501800f7adf.pdf

Serial\0012\m1\us\us-regional.xml_09ad3501800f7ae0.xml

Serial\0012\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\1572.pdf_09ad3501800f7ae1.pdf

Serial\0012\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\lorusso-cv.pdf_09ad3501800f7ae2.pdf

Serial\0012\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ae3.xml

Serial\0012\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7ae4.dtd

Serial\0012\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7ae5.dtd

Serial\0012\util\dtd\us-regional-v2-01.dtd_09ad3501800f7ae6.dtd

Serial\0012\util\style\ectd-2-0.xsl_09ad3501800f7ae7.xsl

Serial\0012\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7ae8.xsl

Serial\0012\util\style\us-regional.xsl_09ad3501800f7ae9.xsl

Serial\0012\util\style\valid-values.xml_09ad3501800f7aea.xml

Serial\0013\index.xml_09ad3501800f7afb.xml

Serial\0013\index-md5.txt_09ad3501800f7afa.txt

Serial\0013\m1\us\1571.pdf_09ad3501800f7aed.pdf

Serial\0013\m1\us\cover-letter.pdf_09ad3501800f7aee.pdf

Serial\0013\m1\us\inv-letter.pdf_09ad3501800f7aef.pdf

Serial\0013\m1\us\us-regional.xml_09ad3501800f7af0.xml

Serial\0013\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7af1.pdf

Serial\0013\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7af2.xml

Serial\0013\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7af3.dtd

Serial\0013\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7af4.dtd

Serial\0013\util\dtd\us-regional-v2-01.dtd_09ad3501800f7af5.dtd

Serial\0013\util\style\ectd-2-0.xsl_09ad3501800f7af6.xsl

Serial\0013\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7af7.xsl

Serial\0013\util\style\us-regional.xsl_09ad3501800f7af8.xsl

Serial\0013\util\style\valid-values.xml_09ad3501800f7af9.xml

Serial\0014\index.xml_09ad3501800f7b0a.xml

Serial\0014\index-md5.txt_09ad3501800f7b09.txt

Serial\0014\m1\us\1571.pdf_09ad3501800f7afc.pdf

Serial\0014\m1\us\cover-letter.pdf_09ad3501800f7afd.pdf

Serial\0014\m1\us\inv-letter.pdf_09ad3501800f7afe.pdf

Serial\0014\m1\us\us-regional.xml_09ad3501800f7aff.xml

Serial\0014\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7b00.pdf

Serial\0014\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b01.xml

Serial\0014\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b02.dtd

Serial\0014\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b03.dtd

Serial\0014\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b04.dtd

Serial\0014\util\style\ectd-2-0.xsl_09ad3501800f7b05.xsl

Serial\0014\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b06.xsl

Serial\0014\util\style\us-regional.xsl_09ad3501800f7b07.xsl

Serial\0014\util\style\valid-values.xml_09ad3501800f7b08.xml

Serial\0015\index.xml_09ad3501800f7b1a.xml

Serial\0015\index-md5.txt_09ad3501800f7b19.txt

Serial\0015\m1\us\1571.pdf_09ad3501800f7b0b.pdf

Serial\0015\m1\us\cover-letter.pdf_09ad3501800f7b0c.pdf

Serial\0015\m1\us\inv-letter.pdf_09ad3501800f7b0d.pdf

Serial\0015\m1\us\us-regional.xml_09ad3501800f7b0e.xml

Serial\0015\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7b0f.pdf

Serial\0015\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b10.xml

Serial\0015\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b11.dtd

Serial\0015\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b12.dtd

Serial\0015\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b13.dtd

Serial\0015\util\style\ectd-2-0.xsl_09ad3501800f7b14.xsl

Serial\0015\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b16.xsl

Serial\0015\util\style\us-regional.xsl_09ad3501800f7b17.xsl

Serial\0015\util\style\valid-values.xml_09ad3501800f7b18.xml

Serial\0016\index.xml_09ad3501800f7aa0.xml

Serial\0016\index-md5.txt_09ad3501800f7a9f.txt

Serial\0016\m1\us\1571.pdf_09ad3501800f7a92.pdf

Serial\0016\m1\us\cover-letter.pdf_09ad3501800f7a93.pdf

Serial\0016\m1\us\inv-let.pdf_09ad3501800f7a94.pdf

Serial\0016\m1\us\us-regional.xml_09ad3501800f7a95.xml

Serial\0016\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7a96.pdf

Serial\0016\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7a97.xml

Serial\0016\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7a98.dtd

Serial\0016\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7a99.dtd

Serial\0016\util\dtd\us-regional-v2-01.dtd_09ad3501800f7a9a.dtd

Serial\0016\util\style\ectd-2-0.xsl_09ad3501800f7a9b.xsl

Serial\0016\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7a9c.xsl

Serial\0016\util\style\us-regional.xsl_09ad3501800f7a9d.xsl

Serial\0016\util\style\valid-values.xml_09ad3501800f7a9e.xml

Serial\0017\index.xml_09ad3501800f7aaf.xml

Serial\0017\index-md5.txt_09ad3501800f7aae.txt

Serial\0017\m1\us\1571.pdf_09ad3501800f7aa1.pdf

Serial\0017\m1\us\cover-letter.pdf_09ad3501800f7aa2.pdf

Serial\0017\m1\us\inv-letter.pdf_09ad3501800f7aa3.pdf

Serial\0017\m1\us\us-regional.xml_09ad3501800f7aa4.xml

Serial\0017\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7aa5.pdf

Serial\0017\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7aa6.xml

Serial\0017\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7aa7.dtd

Serial\0017\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7aa8.dtd

Serial\0017\util\dtd\us-regional-v2-01.dtd_09ad3501800f7aa9.dtd

Serial\0017\util\style\ectd-2-0.xsl_09ad3501800f7aaa.xsl

Serial\0017\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7aab.xsl

Serial\0017\util\style\us-regional.xsl_09ad3501800f7aac.xsl

Serial\0017\util\style\valid-values.xml_09ad3501800f7aad.xml

Serial\0018\index.xml_09ad3501800f7abe.xml

Serial\0018\index-md5.txt_09ad3501800f7abd.txt

Serial\0018\m1\us\1571.pdf_09ad3501800f7ab0.pdf

Serial\0018\m1\us\cover-letter.pdf_09ad3501800f7ab1.pdf

Serial\0018\m1\us\investigator-letter.pdf_09ad3501800f7ab2.pdf

Serial\0018\m1\us\us-regional.xml_09ad3501800f7ab3.xml

Serial\0018\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7ab4.pdf

Serial\0018\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ab5.xml

Serial\0018\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7ab6.dtd

Serial\0018\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7ab7.dtd

Serial\0018\util\dtd\us-regional-v2-01.dtd_09ad3501800f7ab8.dtd

Serial\0018\util\style\ectd-2-0.xsl_09ad3501800f7ab9.xsl

Serial\0018\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7aba.xsl

Serial\0018\util\style\us-regional.xsl_09ad3501800f7abb.xsl

Serial\0018\util\style\valid-values.xml_09ad3501800f7abc.xml

Serial\0019\index.xml_09ad3501800f7acd.xml

Serial\0019\index-md5.txt_09ad3501800f7acc.txt

Serial\0019\m1\us\1571.pdf_09ad3501800f7abf.pdf

Serial\0019\m1\us\cover-letter.pdf_09ad3501800f7ac0.pdf

Serial\0019\m1\us\inv-letter.pdf_09ad3501800f7ac1.pdf

Serial\0019\m1\us\us-regional.xml_09ad3501800f7ac2.xml

Serial\0019\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7ac3.pdf

Serial\0019\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ac4.xml

Serial\0019\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7ac5.dtd

Serial\0019\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7ac6.dtd

Serial\0019\util\dtd\us-regional-v2-01.dtd_09ad3501800f7ac7.dtd

Serial\0019\util\style\ectd-2-0.xsl_09ad3501800f7ac8.xsl

Serial\0019\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7ac9.xsl

Serial\0019\util\style\us-regional.xsl_09ad3501800f7aca.xsl

Serial\0019\util\style\valid-values.xml_09ad3501800f7acb.xml

Serial\0020\index.xml_09ad3501800f7b8a.xml

Serial\0020\index-md5.txt_09ad3501800f7b89.txt

Serial\0020\m1\us\1571.pdf_09ad3501800f7b7c.pdf

Serial\0020\m1\us\cover-letter.pdf_09ad3501800f7b7d.pdf

Serial\0020\m1\us\inv-ltr.pdf_09ad3501800f7b7e.pdf

Serial\0020\m1\us\us-regional.xml_09ad3501800f7b7f.xml

Serial\0020\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7b80.pdf

Serial\0020\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b81.xml

Serial\0020\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b82.dtd

Serial\0020\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b83.dtd

Serial\0020\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b84.dtd

Serial\0020\util\style\ectd-2-0.xsl_09ad3501800f7b85.xsl

Serial\0020\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b86.xsl

Serial\0020\util\style\us-regional.xsl_09ad3501800f7b87.xsl

Serial\0020\util\style\valid-values.xml_09ad3501800f7b88.xml

Serial\0021\index.xml_09ad3501800f7ba1.xml

Serial\0021\index-md5.txt_09ad3501800f7ba0.txt

Serial\0021\m1\us\1-13-10-foreign-market-hist.pdf_09ad3501800f7b8c.pdf

Serial\0021\m1\us\1-13-1-sum-nonclin-stud.pdf_09ad3501800f7b8b.pdf

Serial\0021\m1\us\1-13-3-sum-saf-info.pdf_09ad3501800f7b8d.pdf

Serial\0021\m1\us\1-13-4-sum-label-chang.pdf_09ad3501800f7b8e.pdf

Serial\0021\m1\us\1-13-5-sum-man-changes.pdf_09ad3501800f7b8f.pdf

Serial\0021\m1\us\1-13-7-sum-other-sig-new-info.pdf_09ad3501800f7b90.pdf

Serial\0021\m1\us\1-13-8-ind-study-info.pdf_09ad3501800f7b91.pdf

Serial\0021\m1\us\1-13-9-gen-inv-plan.pdf_09ad3501800f7b92.pdf

Serial\0021\m1\us\1571.pdf_09ad3501800f7b93.pdf

Serial\0021\m1\us\3674.pdf_09ad3501800f7b94.pdf

Serial\0021\m1\us\cover-letter.pdf_09ad3501800f7b95.pdf

Serial\0021\m1\us\ib.pdf_09ad3501800f7b97.pdf

Serial\0021\m1\us\ib-sum-changes.pdf_09ad3501800f7b96.pdf

Serial\0021\m1\us\us-regional.xml_09ad3501800f7b98.xml

Serial\0021\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b99.dtd

Serial\0021\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b9a.dtd

Serial\0021\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b9b.dtd

Serial\0021\util\style\ectd-2-0.xsl_09ad3501800f7b9c.xsl

Serial\0021\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b9d.xsl

Serial\0021\util\style\us-regional.xsl_09ad3501800f7b9e.xsl

Serial\0021\util\style\valid-values.xml_09ad3501800f7b9f.xml

Serial\0022\index.xml_09ad3501800f7b5d.xml

Serial\0022\index-md5.txt_09ad3501800f7b5c.txt

Serial\0022\m1\us\1571.pdf_09ad3501800f7b1c.pdf

Serial\0022\m1\us\3674.pdf_09ad3501800f7b1d.pdf

Serial\0022\m1\us\cover-letter.pdf_09ad3501800f7b1e.pdf

Serial\0022\m1\us\us-regional.xml_09ad3501800f7b1f.xml

Serial\0022\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\osi-027-101-protocol-v6.pdf_09ad3501800f7b20.pdf

Serial\0022\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b21.xml

Serial\0022\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b22.dtd

Serial\0022\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b23.dtd

Serial\0022\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b24.dtd

Serial\0022\util\style\ectd-2-0.xsl_09ad3501800f7b58.xsl

Serial\0022\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b59.xsl

Serial\0022\util\style\us-regional.xsl_09ad3501800f7b5a.xsl

Serial\0022\util\style\valid-values.xml_09ad3501800f7b5b.xml

Serial\0023\index.xml_09ad3501800f7b6c.xml

Serial\0023\index-md5.txt_09ad3501800f7b6b.txt

Serial\0023\m1\us\1571.pdf_09ad3501800f7b5e.pdf

Serial\0023\m1\us\cover-letter.pdf_09ad3501800f7b5f.pdf

Serial\0023\m1\us\inv-let.pdf_09ad3501800f7b60.pdf

Serial\0023\m1\us\us-regional.xml_09ad3501800f7b61.xml

Serial\0023\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7b62.pdf

Serial\0023\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b63.xml

Serial\0023\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b64.dtd

Serial\0023\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b65.dtd

Serial\0023\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b66.dtd

Serial\0023\util\style\ectd-2-0.xsl_09ad3501800f7b67.xsl

Serial\0023\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b68.xsl

Serial\0023\util\style\us-regional.xsl_09ad3501800f7b69.xsl

Serial\0023\util\style\valid-values.xml_09ad3501800f7b6a.xml

Serial\0024\index.xml_09ad3501800f7b7b.xml

Serial\0024\index-md5.txt_09ad3501800f7b7a.txt

Serial\0024\m1\us\1571.pdf_09ad3501800f7b6d.pdf

Serial\0024\m1\us\cover-letter.pdf_09ad3501800f7b6e.pdf

Serial\0024\m1\us\inv-let.pdf_09ad3501800f7b6f.pdf

Serial\0024\m1\us\us-regional.xml_09ad3501800f7b70.xml

Serial\0024\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7b71.pdf

Serial\0024\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7b72.xml

Serial\0024\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7b73.dtd

Serial\0024\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7b74.dtd

Serial\0024\util\dtd\us-regional-v2-01.dtd_09ad3501800f7b75.dtd

Serial\0024\util\style\ectd-2-0.xsl_09ad3501800f7b76.xsl

Serial\0024\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7b77.xsl

Serial\0024\util\style\us-regional.xsl_09ad3501800f7b78.xsl

Serial\0024\util\style\valid-values.xml_09ad3501800f7b79.xml

Serial\0025\index.xml_09ad3501800f7c04.xml

Serial\0025\index-md5.txt_09ad3501800f7c03.txt

Serial\0025\m1\us\1571.pdf_09ad3501800f7bf8.pdf

Serial\0025\m1\us\cover-letter.pdf_09ad3501800f7bf9.pdf

Serial\0025\m1\us\ib-gfi.pdf_09ad3501800f7bfa.pdf

Serial\0025\m1\us\us-regional.xml_09ad3501800f7bfb.xml

Serial\0025\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7bfc.dtd

Serial\0025\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7bfd.dtd

Serial\0025\util\dtd\us-regional-v2-01.dtd_09ad3501800f7bfe.dtd

Serial\0025\util\style\ectd-2-0.xsl_09ad3501800f7bff.xsl

Serial\0025\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7c00.xsl

Serial\0025\util\style\us-regional.xsl_09ad3501800f7c01.xsl

Serial\0025\util\style\valid-values.xml_09ad3501800f7c02.xml

Serial\0026\index.xml_09ad3501800f7bd8.xml

Serial\0026\index-md5.txt_09ad3501800f7bd7.txt

Serial\0026\m1\us\1571.pdf_09ad3501800f7ba2.pdf

Serial\0026\m1\us\cover-letter.pdf_09ad3501800f7ba3.pdf

Serial\0026\m1\us\inv-letter.pdf_09ad3501800f7ba4.pdf

Serial\0026\m1\us\us-regional.xml_09ad3501800f7ba5.xml

Serial\0026\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7ba6.pdf

Serial\0026\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ba7.xml

Serial\0026\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7bd0.dtd

Serial\0026\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7bd1.dtd

Serial\0026\util\dtd\us-regional-v2-01.dtd_09ad3501800f7bd2.dtd

Serial\0026\util\style\ectd-2-0.xsl_09ad3501800f7bd3.xsl

Serial\0026\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7bd4.xsl

Serial\0026\util\style\us-regional.xsl_09ad3501800f7bd5.xsl

Serial\0026\util\style\valid-values.xml_09ad3501800f7bd6.xml

Serial\0027\index.xml_09ad3501800f7be8.xml

Serial\0027\index-md5.txt_09ad3501800f7be7.txt

Serial\0027\m1\us\1571.pdf_09ad3501800f7bd9.pdf

Serial\0027\m1\us\3674.pdf_09ad3501800f7bda.pdf

Serial\0027\m1\us\cover-letter.pdf_09ad3501800f7bdb.pdf

Serial\0027\m1\us\us-regional.xml_09ad3501800f7bdc.xml

Serial\0027\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\1572-027-101-lorusso.pdf_09ad3501800f7bdd.pdf

Serial\0027\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\protocol-osi-027-101-v7.pdf_09ad3501800f7bde.pdf

Serial\0027\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7bdf.xml

Serial\0027\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7be0.dtd

Serial\0027\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7be1.dtd

Serial\0027\util\dtd\us-regional-v2-01.dtd_09ad3501800f7be2.dtd

Serial\0027\util\style\ectd-2-0.xsl_09ad3501800f7be3.xsl

Serial\0027\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7be4.xsl

Serial\0027\util\style\us-regional.xsl_09ad3501800f7be5.xsl

Serial\0027\util\style\valid-values.xml_09ad3501800f7be6.xml

Serial\0028\index.xml_09ad3501800f7bf7.xml

Serial\0028\index-md5.txt_09ad3501800f7bf6.txt

Serial\0028\m1\us\1571.pdf_09ad3501800f7be9.pdf

Serial\0028\m1\us\cover-letter.pdf_09ad3501800f7bea.pdf

Serial\0028\m1\us\inv-let.pdf_09ad3501800f7beb.pdf

Serial\0028\m1\us\us-regional.xml_09ad3501800f7bec.xml

Serial\0028\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7bed.pdf

Serial\0028\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7bee.xml

Serial\0028\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7bef.dtd

Serial\0028\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7bf0.dtd

Serial\0028\util\dtd\us-regional-v2-01.dtd_09ad3501800f7bf1.dtd

Serial\0028\util\style\ectd-2-0.xsl_09ad3501800f7bf2.xsl

Serial\0028\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7bf3.xsl

Serial\0028\util\style\us-regional.xsl_09ad3501800f7bf4.xsl

Serial\0028\util\style\valid-values.xml_09ad3501800f7bf5.xml

Serial\0029\index.xml_09ad3501800f7cf2.xml

Serial\0029\index-md5.txt_09ad3501800f7cf1.txt

Serial\0029\m1\us\1571.pdf_09ad3501800f7c9d.pdf

Serial\0029\m1\us\cover-letter.pdf_09ad3501800f7ce5.pdf

Serial\0029\m1\us\inv-let.pdf_09ad3501800f7ce6.pdf

Serial\0029\m1\us\us-regional.xml_09ad3501800f7ce7.xml

Serial\0029\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f7ce8.pdf

Serial\0029\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f7ce9.xml

Serial\0029\util\dtd\ich-ectd-3-2.dtd_09ad3501800f7cea.dtd

Serial\0029\util\dtd\ich-stf-v2-2.dtd_09ad3501800f7ceb.dtd

Serial\0029\util\dtd\us-regional-v2-01.dtd_09ad3501800f7cec.dtd

Serial\0029\util\style\ectd-2-0.xsl_09ad3501800f7ced.xsl

Serial\0029\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f7cee.xsl

Serial\0029\util\style\us-regional.xsl_09ad3501800f7cef.xsl

Serial\0029\util\style\valid-values.xml_09ad3501800f7cf0.xml

Serial\0030\index.xml_09ad3501800f9fdd.xml

Serial\0030\index-md5.txt_09ad3501800f9fdc.txt

Serial\0030\m1\us\1571.pdf_09ad3501800f9fc2.pdf

Serial\0030\m1\us\cover-letter.pdf_09ad3501800f9fc3.pdf

Serial\0030\m1\us\inv-let.pdf_09ad3501800f9fc4.pdf

Serial\0030\m1\us\us-regional.xml_09ad3501800f9fc5.xml

Serial\0030\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\medwatch.pdf_09ad3501800f9fc6.pdf

Serial\0030\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501800f9fd4.xml

Serial\0030\util\dtd\ich-ectd-3-2.dtd_09ad3501800f9fd5.dtd

Serial\0030\util\dtd\ich-stf-v2-2.dtd_09ad3501800f9fd6.dtd

Serial\0030\util\dtd\us-regional-v2-01.dtd_09ad3501800f9fd7.dtd

Serial\0030\util\style\ectd-2-0.xsl_09ad3501800f9fd8.xsl

Serial\0030\util\style\ich-stf-stylesheet-2-2.xsl_09ad3501800f9fd9.xsl

Serial\0030\util\style\us-regional.xsl_09ad3501800f9fda.xsl

Serial\0030\util\style\valid-values.xml_09ad3501800f9fdb.xml

Serial\0034\index.xml_09ad350180105eb8.xml

Serial\0034\index-md5.txt_09ad350180105eb7.txt

Serial\0034\m1\us\1571.pdf_09ad350180105e69.pdf

Serial\0034\m1\us\3674.pdf_09ad350180105e6a.pdf

Serial\0034\m1\us\cover-letter.pdf_09ad350180105e6b.pdf

Serial\0034\m1\us\us-regional.xml_09ad350180105e6c.xml

Serial\0034\util\dtd\ich-ectd-3-2.dtd_09ad350180105e6d.dtd

Serial\0034\util\dtd\ich-stf-v2-2.dtd_09ad350180105eb1.dtd

Serial\0034\util\dtd\us-regional-v2-01.dtd_09ad350180105eb2.dtd

Serial\0034\util\style\ectd-2-0.xsl_09ad350180105eb3.xsl

Serial\0034\util\style\ich-stf-stylesheet-2-2.xsl_09ad350180105eb4.xsl

Serial\0034\util\style\us-regional.xsl_09ad350180105eb5.xsl

Serial\0034\util\style\valid-values.xml_09ad350180105eb6.xml

Serial\0035-20110419\0035\index.xml_09ad350180105ecf.xml

Serial\0035-20110419\0035\index-md5.txt_09ad350180105ece.txt

Serial\0035-20110419\0035\m1\us\1571-20110419-0035.pdf_09ad350180105eb9.pdf

Serial\0035-20110419\0035\m1\us\cover20110419-0035.pdf_09ad350180105eba.pdf

Serial\0035-20110419\0035\m1\us\us-regional.xml_09ad350180105ec6.xml

Serial\0035-20110419\0035\util\dtd\ich-ectd-3-2.dtd_09ad350180105ec7.dtd

Serial\0035-20110419\0035\util\dtd\ich-stf-v2-2.dtd_09ad350180105ec8.dtd

Serial\0035-20110419\0035\util\dtd\us-regional-v2-01.dtd_09ad350180105ec9.dtd

Serial\0035-20110419\0035\util\style\ectd-2-0.xsl_09ad350180105eca.xsl

Serial\0035-20110419\0035\util\style\ich-stf-stylesheet-2-2.xsl_09ad350180105ecb.xsl

Serial\0035-20110419\0035\util\style\us-regional.xsl_09ad350180105ecc.xsl

Serial\0035-20110419\0035\util\style\valid-values.xml_09ad350180105ecd.xml

Serial\0035-20110419\fda-ack-20110419-0035.txt_09ad35018010609f.txt

Serial\0036-20110706\0036\index.xml_09ad350180115a4f.xml

Serial\0036-20110706\0036\index-md5.txt_09ad350180115a4e.txt

Serial\0036-20110706\0036\m1\us\1571-0036.pdf_09ad350180115a40.pdf

Serial\0036-20110706\0036\m1\us\cover-0036.pdf_09ad350180115a41.pdf

Serial\0036-20110706\0036\m1\us\us-regional.xml_09ad350180115a42.xml

Serial\0036-20110706\0036\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\lorusso-1572.pdf_09ad350180115a43.pdf

Serial\0036-20110706\0036\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\protocol-101-amend8.pdf_09ad350180115a44.pdf

Serial\0036-20110706\0036\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180115a46.xml

Serial\0036-20110706\0036\util\dtd\ich-ectd-3-2.dtd_09ad350180115a47.dtd

Serial\0036-20110706\0036\util\dtd\ich-stf-v2-2.dtd_09ad350180115a48.dtd

Serial\0036-20110706\0036\util\dtd\us-regional-v2-01.dtd_09ad350180115a49.dtd

Serial\0036-20110706\0036\util\style\ectd-2-0.xsl_09ad350180115a4a.xsl

Serial\0036-20110706\0036\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180115a4b.xsl

Serial\0036-20110706\0036\util\style\us-regional.xsl_09ad350180115a4c.xsl

Serial\0036-20110706\0036\util\style\valid-values.xml_09ad350180115a4d.xml

Serial\0036-20110706\fda-ack-20110706-0036.txt_09ad350180115a73.txt

Serial\0037-20111123\0037\index.xml_09ad350180131f72.xml

Serial\0037-20111123\0037\index-md5.txt_09ad350180131f71.txt

Serial\0037-20111123\0037\m1\us\1-13-10-foreign-marketing-history-103792-final.pdf_09ad350180131f2f.pdf

Serial\0037-20111123\0037\m1\us\1-13-14-log-of-outstanding-regulatory-business-103792.pdf_09ad350180131f30.pdf

Serial\0037-20111123\0037\m1\us\1-13-1-summary-for-nonclinical-studies-103792.pdf_09ad350180131f2e.pdf

Serial\0037-20111123\0037\m1\us\1-13-2-summary-for-clinical-pharmacology-information-103792.pdf_09ad350180131f31.pdf

Serial\0037-20111123\0037\m1\us\1-13-3-summary-of-safety-information-103792.pdf_09ad350180131f32.pdf

Serial\0037-20111123\0037\m1\us\1-13-3-summary-of-safety-information-app1-103792.pdf_09ad350180131f33.pdf

Serial\0037-20111123\0037\m1\us\1-13-5-summary-of-manufacturing-changes-103792.pdf_09ad350180131f34.pdf

Serial\0037-20111123\0037\m1\us\1-13-8-individual-study-information-103792.pdf_09ad350180131f35.pdf

Serial\0037-20111123\0037\m1\us\1-13-9-general-investigational-plan-103792-final.pdf_09ad350180131f36.pdf

Serial\0037-20111123\0037\m1\us\1571-0037.pdf_09ad350180131f69.pdf

Serial\0037-20111123\0037\m1\us\cover-0037.pdf_09ad350180131f6a.pdf

Serial\0037-20111123\0037\m1\us\signed-form-0037.pdf_09ad350180131f6b.pdf

Serial\0037-20111123\0037\m1\us\us-regional.xml_09ad350180131f6c.xml

Serial\0037-20111123\0037\util\dtd\ich-ectd-3-2.dtd_09ad350180131f6d.dtd

Serial\0037-20111123\0037\util\dtd\us-regional-v2-01.dtd_09ad350180131f6e.dtd

Serial\0037-20111123\0037\util\style\ectd-2-0.xsl_09ad350180131f6f.xsl

Serial\0037-20111123\0037\util\style\us-regional.xsl_09ad350180131f70.xsl

Serial\0037-20111123\fda-ack-20111123-0037.txt_09ad350180131f7b.txt

Serial\0038-20120228\0038\index.xml_09ad350180142e8a.xml

Serial\0038-20120228\0038\index-md5.txt_09ad350180142e89.txt

Serial\0038-20120228\0038\m1\us\1571-0038.pdf_09ad350180142e69.pdf

Serial\0038-20120228\0038\m1\us\cover-0038.pdf_09ad350180142e76.pdf

Serial\0038-20120228\0038\m1\us\signed-form-0038.pdf_09ad350180142e77.pdf

Serial\0038-20120228\0038\m1\us\us-regional.xml_09ad350180142e78.xml

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\kaye-1572.pdf_09ad350180142e79.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\kaye-cv.pdf_09ad350180142e7a.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\lorusso-1572.pdf_09ad350180142e7b.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\lorusso-cv.pdf_09ad350180142e7c.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\protocol-101-amend9.pdf_09ad350180142e7d.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\protocol-101-incamend9.pdf_09ad350180142e7e.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\schoffski-1572.pdf_09ad350180142e7f.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\schoffski-cv.pdf_09ad350180142e80.pdf

Serial\0038-20120228\0038\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180142e81.xml

Serial\0038-20120228\0038\util\dtd\ich-ectd-3-2.dtd_09ad350180142e82.dtd

Serial\0038-20120228\0038\util\dtd\ich-stf-v2-2.dtd_09ad350180142e83.dtd

Serial\0038-20120228\0038\util\dtd\us-regional-v2-01.dtd_09ad350180142e84.dtd

Serial\0038-20120228\0038\util\style\ectd-2-0.xsl_09ad350180142e85.xsl

Serial\0038-20120228\0038\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180142e86.xsl

Serial\0038-20120228\0038\util\style\us-regional.xsl_09ad350180142e87.xsl

Serial\0038-20120228\0038\util\style\valid-values.xml_09ad350180142e88.xml

Serial\0038-20120228\fda-ack-20120228-0038.txt_09ad350180142e8b.txt

Serial\0039-20120510\0039\index.xml_09ad350180154398.xml

Serial\0039-20120510\0039\index-md5.txt_09ad350180154397.txt

Serial\0039-20120510\0039\m1\us\1571-0039.pdf_09ad350180154333.pdf

Serial\0039-20120510\0039\m1\us\cover-0039.pdf_09ad350180154334.pdf

Serial\0039-20120510\0039\m1\us\signed-form-0039.pdf_09ad350180154335.pdf

Serial\0039-20120510\0039\m1\us\us-regional.xml_09ad35018015438d.xml

Serial\0039-20120510\0039\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us004287-i.pdf_09ad35018015438e.pdf

Serial\0039-20120510\0039\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad35018015438f.xml

Serial\0039-20120510\0039\util\dtd\ich-ectd-3-2.dtd_09ad350180154390.dtd

Serial\0039-20120510\0039\util\dtd\ich-stf-v2-2.dtd_09ad350180154391.dtd

Serial\0039-20120510\0039\util\dtd\us-regional-v2-01.dtd_09ad350180154392.dtd

Serial\0039-20120510\0039\util\style\ectd-2-0.xsl_09ad350180154393.xsl

Serial\0039-20120510\0039\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180154394.xsl

Serial\0039-20120510\0039\util\style\us-regional.xsl_09ad350180154395.xsl

Serial\0039-20120510\0039\util\style\valid-values.xml_09ad350180154396.xml

Serial\0039-20120510\fda-ack-20120510-0039.txt_09ad350180154399.txt

Serial\0040-20120522\0040\index.xml_09ad350180157099.xml

Serial\0040-20120522\0040\index-md5.txt_09ad350180157098.txt

Serial\0040-20120522\0040\m1\us\1571-0040.pdf_09ad35018015703b.pdf

Serial\0040-20120522\0040\m1\us\cover-0040.pdf_09ad35018015703c.pdf

Serial\0040-20120522\0040\m1\us\signed-form-0040.pdf_09ad35018015703d.pdf

Serial\0040-20120522\0040\m1\us\us-regional.xml_09ad35018015703e.xml

Serial\0040-20120522\0040\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us004287-f1.pdf_09ad35018015708f.pdf

Serial\0040-20120522\0040\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180157090.xml

Serial\0040-20120522\0040\util\dtd\ich-ectd-3-2.dtd_09ad350180157091.dtd

Serial\0040-20120522\0040\util\dtd\ich-stf-v2-2.dtd_09ad350180157092.dtd

Serial\0040-20120522\0040\util\dtd\us-regional-v2-01.dtd_09ad350180157093.dtd

Serial\0040-20120522\0040\util\style\ectd-2-0.xsl_09ad350180157094.xsl

Serial\0040-20120522\0040\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180157095.xsl

Serial\0040-20120522\0040\util\style\us-regional.xsl_09ad350180157096.xsl

Serial\0040-20120522\0040\util\style\valid-values.xml_09ad350180157097.xml

Serial\0040-20120522\fda-ack-20120522-0040.txt_09ad35018015709a.txt

Serial\0041-20120607\0041\index.xml_09ad35018015c36f.xml

Serial\0041-20120607\0041\index-md5.txt_09ad35018015c36e.txt

Serial\0041-20120607\0041\m1\us\1-3-1-1-osi027-20120607.pdf_09ad35018015c366.pdf

Serial\0041-20120607\0041\m1\us\1571-0041.pdf_09ad35018015c367.pdf

Serial\0041-20120607\0041\m1\us\signed-form-0041.pdf_09ad35018015c368.pdf

Serial\0041-20120607\0041\m1\us\us-regional.xml_09ad35018015c369.xml

Serial\0041-20120607\0041\util\dtd\ich-ectd-3-2.dtd_09ad35018015c36a.dtd

Serial\0041-20120607\0041\util\dtd\us-regional-v2-01.dtd_09ad35018015c36b.dtd

Serial\0041-20120607\0041\util\style\ectd-2-0.xsl_09ad35018015c36c.xsl

Serial\0041-20120607\0041\util\style\us-regional.xsl_09ad35018015c36d.xsl

Serial\0041-20120607\fda-ack-20120607-0041.txt_09ad35018015c370.txt

Serial\0042-20120612\0042\index.xml_09ad350180160445.xml

Serial\0042-20120612\0042\index-md5.txt_09ad350180160444.txt

Serial\0042-20120612\0042\m1\us\1571-0042.pdf_09ad35018016041c.pdf

Serial\0042-20120612\0042\m1\us\cover-0042.pdf_09ad35018016041d.pdf

Serial\0042-20120612\0042\m1\us\signed-form-0042.pdf_09ad35018016041e.pdf

Serial\0042-20120612\0042\m1\us\us-regional.xml_09ad35018016041f.xml

Serial\0042-20120612\0042\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us004287-f2.pdf_09ad350180160420.pdf

Serial\0042-20120612\0042\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180160421.xml

Serial\0042-20120612\0042\util\dtd\ich-ectd-3-2.dtd_09ad350180160422.dtd

Serial\0042-20120612\0042\util\dtd\ich-stf-v2-2.dtd_09ad350180160423.dtd

Serial\0042-20120612\0042\util\dtd\us-regional-v2-01.dtd_09ad350180160424.dtd

Serial\0042-20120612\0042\util\style\ectd-2-0.xsl_09ad350180160440.xsl

Serial\0042-20120612\0042\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180160441.xsl

Serial\0042-20120612\0042\util\style\us-regional.xsl_09ad350180160442.xsl

Serial\0042-20120612\0042\util\style\valid-values.xml_09ad350180160443.xml

Serial\0042-20120612\fda-ack-20120612-0042.txt_09ad350180160446.txt

Serial\0043-20120828\0043\index.xml_09ad35018017f946.xml

Serial\0043-20120828\0043\index-md5.txt_09ad35018017f945.txt

Serial\0043-20120828\0043\m1\us\1571-0043.pdf_09ad35018017f8ad.pdf

Serial\0043-20120828\0043\m1\us\asp7486-invest-brochure-aug2012-soc.pdf_09ad35018017f93c.pdf

Serial\0043-20120828\0043\m1\us\asp7486-invest-brochure-july2012.pdf_09ad35018017f93d.pdf

Serial\0043-20120828\0043\m1\us\cover-0043.pdf_09ad35018017f93e.pdf

Serial\0043-20120828\0043\m1\us\signed-form-0043.pdf_09ad35018017f93f.pdf

Serial\0043-20120828\0043\m1\us\us-regional.xml_09ad35018017f940.xml

Serial\0043-20120828\0043\util\dtd\ich-ectd-3-2.dtd_09ad35018017f941.dtd

Serial\0043-20120828\0043\util\dtd\us-regional-v2-01.dtd_09ad35018017f942.dtd

Serial\0043-20120828\0043\util\style\ectd-2-0.xsl_09ad35018017f943.xsl

Serial\0043-20120828\0043\util\style\us-regional.xsl_09ad35018017f944.xsl

Serial\0043-20120828\fda-ack-20120828-0043.txt_09ad35018017f947.txt

Serial\0044-20121005\0044\index.xml_09ad350180194106.xml

Serial\0044-20121005\0044\index-md5.txt_09ad350180194105.txt

Serial\0044-20121005\0044\m1\us\1571-0044.pdf_09ad350180193ff8.pdf

Serial\0044-20121005\0044\m1\us\cover-0044.pdf_09ad350180193ff9.pdf

Serial\0044-20121005\0044\m1\us\signed-form-0044.pdf_09ad350180193ffa.pdf

Serial\0044-20121005\0044\m1\us\us-regional.xml_09ad350180193ffb.xml

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p1-desc-comp\32p1-capsule.pdf_09ad3501801940d5.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p3-manuf\32p32-capsule.pdf_09ad3501801940d6.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p5-contr-drug-prod\32p51-spec\32p51-capsule.pdf_09ad3501801940d8.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p5-contr-drug-prod\32p52-analyt-proc\32p52-capsule.pdf_09ad3501801940d9.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p8-stab\32p81-capsule.pdf_09ad3501801940dc.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-capsule-5-mg—20-mg\32p8-stab\32p83-capsule.pdf_09ad3501801940dd.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p2-pharm-dev\3-2-p-2-1-components-drug-product.pdf_09ad3501801940df.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p2-pharm-dev\3-2-p-2-2-drug-product.pdf_09ad3501801940e0.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p3-manuf\3-2-p-3-1-manufacturers.pdf_09ad3501801940e1.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p3-manuf\3-2-p-3-3-manuf-process-and-controls.pdf_09ad3501801940e2.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p3-manuf\3-2-p-3-4-control-critical-steps.pdf_09ad3501801940e3.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p3-manuf\3-2-p-3-5-process-validation.pdf_09ad3501801940e4.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p4-contr-excip\3-2-p-4-6-novel-excipients.pdf_09ad3501801940e8.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p6-ref-stand\3-2-p-6-reference-standards.pdf_09ad3501801940ef.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p8-stab\3-2-p-8-1-stability-summary.pdf_09ad3501801940f1.pdf

Serial\0044-20121005\0044\m3\32-body-data\32p-drug-prod\osi-027-tablet-20mg-50mg-100mg\32p8-stab\3-2-p-8-3-stability-data.pdf_09ad3501801940f2.pdf

Serial\0044-20121005\0044\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s1-gen-info\32s11-nomenclature.pdf_09ad3501801940f3.pdf

Serial\0044-20121005\0044\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s2-manuf\32s21-manufacturer.pdf_09ad3501801940f7.pdf

Serial\0044-20121005\0044\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s3-charac\3-2-s-3-2-impurities.pdf_09ad3501801940f8.pdf

Serial\0044-20121005\0044\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s7-stab\32s71-stability-summary.pdf_09ad350180194100.pdf

Serial\0044-20121005\0044\m3\32-body-data\32s-drug-sub\osi-027rp-cambridge-major-laboratories-inc\32s7-stab\3-2-s-7-3-stability-data.pdf_09ad3501801940ff.pdf

Serial\0044-20121005\0044\util\dtd\ich-ectd-3-2.dtd_09ad350180194101.dtd

Serial\0044-20121005\0044\util\dtd\us-regional-v2-01.dtd_09ad350180194102.dtd

Serial\0044-20121005\0044\util\style\ectd-2-0.xsl_09ad350180194103.xsl

Serial\0044-20121005\0044\util\style\us-regional.xsl_09ad350180194104.xsl

Serial\0044-20121005\fda-ack-20121005-0044.txt_09ad350180194107.txt

Serial\0045-20121009\0045\index.xml_09ad3501801964c4.xml

Serial\0045-20121009\0045\index-md5.txt_09ad3501801964c3.txt

Serial\0045-20121009\0045\m1\us\1571.pdf_09ad350180195ff7.pdf

Serial\0045-20121009\0045\m1\us\cover-letter.pdf_09ad350180195ff8.pdf

Serial\0045-20121009\0045\m1\us\signed-form-0045.pdf_09ad350180195ff9.pdf

Serial\0045-20121009\0045\m1\us\us-regional.xml_09ad350180196471.xml

Serial\0045-20121009\0045\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us008160.pdf_09ad350180196472.pdf

Serial\0045-20121009\0045\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180196473.xml

Serial\0045-20121009\0045\util\dtd\ich-ectd-3-2.dtd_09ad350180196474.dtd

Serial\0045-20121009\0045\util\dtd\ich-stf-v2-2.dtd_09ad350180196475.dtd

Serial\0045-20121009\0045\util\dtd\us-regional-v2-01.dtd_09ad350180196476.dtd

Serial\0045-20121009\0045\util\style\ectd-2-0.xsl_09ad350180196477.xsl

Serial\0045-20121009\0045\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180196478.xsl

Serial\0045-20121009\0045\util\style\us-regional.xsl_09ad350180196479.xsl

Serial\0045-20121009\0045\util\style\valid-values.xml_09ad35018019647a.xml

Serial\0045-20121009\fda-ackn-20121009-0045.txt_09ad350180196540.txt

Serial\0046-20121109\0046\index.xml_09ad3501801a3934.xml

Serial\0046-20121109\0046\index-md5.txt_09ad3501801a3933.txt

Serial\0046-20121109\0046\m1\us\1571-0046.pdf_09ad3501801a3818.pdf

Serial\0046-20121109\0046\m1\us\cover-0046.pdf_09ad3501801a3819.pdf

Serial\0046-20121109\0046\m1\us\signed-form-0046.pdf_09ad3501801a381a.pdf

Serial\0046-20121109\0046\m1\us\us-regional.xml_09ad3501801a381b.xml

Serial\0046-20121109\0046\m4\42-stud-rep\421-pharmacol\4211-prim-pd\a375-e338\a375-e338.pdf_09ad3501801a381c.pdf

Serial\0046-20121109\0046\m4\42-stud-rep\421-pharmacol\4211-prim-pd\a375-e338\stf-a375-e338.xml_09ad3501801a381d.xml

Serial\0046-20121109\0046\m5\53-clin-stud-rep\531-rep-biopharm-stud\5314-bioanalyt-analyt-met\7486-me-1001\7486-me-1001.pdf_09ad3501801a381e.pdf

Serial\0046-20121109\0046\m5\53-clin-stud-rep\531-rep-biopharm-stud\5314-bioanalyt-analyt-met\7486-me-1001\stf-7486-me-1001.xml_09ad3501801a392b.xml

Serial\0046-20121109\0046\util\dtd\ich-ectd-3-2.dtd_09ad3501801a392c.dtd

Serial\0046-20121109\0046\util\dtd\ich-stf-v2-2.dtd_09ad3501801a392d.dtd

Serial\0046-20121109\0046\util\dtd\us-regional-v2-01.dtd_09ad3501801a392e.dtd

Serial\0046-20121109\0046\util\style\ectd-2-0.xsl_09ad3501801a392f.xsl

Serial\0046-20121109\0046\util\style\ich-stf-stylesheet-2-2a.xsl_09ad3501801a3930.xsl

Serial\0046-20121109\0046\util\style\us-regional.xsl_09ad3501801a3931.xsl

Serial\0046-20121109\0046\util\style\valid-values.xml_09ad3501801a3932.xml

Serial\0046-20121109\fda-ack-20121109-0046.txt_09ad3501801a3935.txt

Serial\0047-20121121\0047\index.xml_09ad3501801a84db.xml

Serial\0047-20121121\0047\index-md5.txt_09ad3501801a84da.txt

Serial\0047-20121121\0047\m1\us\1-13-10-foreign-marketing-history.pdf_09ad3501801a84a0.pdf

Serial\0047-20121121\0047\m1\us\1-13-14-log-of-outstanding-regulatory-business.pdf_09ad3501801a84a1.pdf

Serial\0047-20121121\0047\m1\us\1-13-1-summary-for-nonclinical-studies.pdf_09ad3501801a849f.pdf

Serial\0047-20121121\0047\m1\us\1-13-2-summary-for-clinical-pharmacology-information.pdf_09ad3501801a84a2.pdf

Serial\0047-20121121\0047\m1\us\1-13-3-appendices.pdf_09ad3501801a84a3.pdf

Serial\0047-20121121\0047\m1\us\1-13-3-summary-of-safety-information.pdf_09ad3501801a84a4.pdf

Serial\0047-20121121\0047\m1\us\1-13-5-summary-of-manufacturing-changes.pdf_09ad3501801a84cf.pdf

Serial\0047-20121121\0047\m1\us\1-13-8-individual-study-information.pdf_09ad3501801a84d0.pdf

Serial\0047-20121121\0047\m1\us\1-13-9-general-investigational-plan.pdf_09ad3501801a84d1.pdf

Serial\0047-20121121\0047\m1\us\1571-0047.pdf_09ad3501801a84d2.pdf

Serial\0047-20121121\0047\m1\us\cover-0047.pdf_09ad3501801a84d3.pdf

Serial\0047-20121121\0047\m1\us\signed-form-0047.pdf_09ad3501801a84d4.pdf

Serial\0047-20121121\0047\m1\us\us-regional.xml_09ad3501801a84d5.xml

Serial\0047-20121121\0047\util\dtd\ich-ectd-3-2.dtd_09ad3501801a84d6.dtd

Serial\0047-20121121\0047\util\dtd\us-regional-v2-01.dtd_09ad3501801a84d7.dtd

Serial\0047-20121121\0047\util\style\ectd-2-0.xsl_09ad3501801a84d8.xsl

Serial\0047-20121121\0047\util\style\us-regional.xsl_09ad3501801a84d9.xsl

Serial\0047-20121121\fda-ack-20121121-0047.txt_09ad3501801a84dc.txt

Serial\0048-20121220\0048\index.xml_09ad3501801b5707.xml

Serial\0048-20121220\0048\index-md5.txt_09ad3501801b5706.txt

Serial\0048-20121220\0048\m1\us\1571-0048-20121220.pdf_09ad3501801b56d6.pdf

Serial\0048-20121220\0048\m1\us\cover-0048-20121220.pdf_09ad3501801b56d7.pdf

Serial\0048-20121220\0048\m1\us\signed-0048-20121220.pdf_09ad3501801b56d8.pdf

Serial\0048-20121220\0048\m1\us\us-regional.xml_09ad3501801b56d9.xml

Serial\0048-20121220\0048\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad3501801b56fe.xml

Serial\0048-20121220\0048\util\dtd\ich-ectd-3-2.dtd_09ad3501801b56ff.dtd

Serial\0048-20121220\0048\util\dtd\ich-stf-v2-2.dtd_09ad3501801b5700.dtd

Serial\0048-20121220\0048\util\dtd\us-regional-v2-01.dtd_09ad3501801b5701.dtd

Serial\0048-20121220\0048\util\style\ectd-2-0.xsl_09ad3501801b5702.xsl

Serial\0048-20121220\0048\util\style\ich-stf-stylesheet-2-2a.xsl_09ad3501801b5703.xsl

Serial\0048-20121220\0048\util\style\us-regional.xsl_09ad3501801b5704.xsl

Serial\0048-20121220\0048\util\style\valid-values.xml_09ad3501801b5705.xml

Serial\0048-20121220\fda-ack-20121220-0048.txt_09ad3501801b5708.txt

Serial\0049-20130619\0049\index.xml_09ad350180200a8c.xml

Serial\0049-20130619\0049\index-md5.txt_09ad350180200a8b.txt

Serial\0049-20130619\0049\m1\us\1571-0049.pdf_09ad3501802009ee.pdf

Serial\0049-20130619\0049\m1\us\cover-0049.pdf_09ad3501802009ef.pdf

Serial\0049-20130619\0049\m1\us\signed-form-0049.pdf_09ad3501802009f0.pdf

Serial\0049-20130619\0049\m1\us\us-regional.xml_09ad3501802009f1.xml

Serial\0049-20130619\0049\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2009002454-f1.pdf_09ad350180200a80.pdf

Serial\0049-20130619\0049\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us004287-f3.pdf_09ad350180200a81.pdf

Serial\0049-20130619\0049\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2012us008160-f1.pdf_09ad350180200a82.pdf

Serial\0049-20130619\0049\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180200a83.xml

Serial\0049-20130619\0049\util\dtd\ich-ectd-3-2.dtd_09ad350180200a84.dtd

Serial\0049-20130619\0049\util\dtd\ich-stf-v2-2.dtd_09ad350180200a85.dtd

Serial\0049-20130619\0049\util\dtd\us-regional-v2-01.dtd_09ad350180200a86.dtd

Serial\0049-20130619\0049\util\style\ectd-2-0.xsl_09ad350180200a87.xsl

Serial\0049-20130619\0049\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180200a88.xsl

Serial\0049-20130619\0049\util\style\us-regional.xsl_09ad350180200a89.xsl

Serial\0049-20130619\0049\util\style\valid-values.xml_09ad350180200a8a.xml

Serial\0049-20130619\fda-ack-20130619-0049.txt_09ad350180200a8d.txt

Serial\0050-20130730\0050\index.xml_09ad35018020e2bc.xml

Serial\0050-20130730\0050\index-md5.txt_09ad35018020e2bb.txt

Serial\0050-20130730\0050\m1\us\1571-0050.pdf_09ad35018020e293.pdf

Serial\0050-20130730\0050\m1\us\cover-0050.pdf_09ad35018020e294.pdf

Serial\0050-20130730\0050\m1\us\signed-form-0050.pdf_09ad35018020e295.pdf

Serial\0050-20130730\0050\m1\us\us-regional.xml_09ad35018020e296.xml

Serial\0050-20130730\0050\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\2010004112-f1.pdf_09ad35018020e297.pdf

Serial\0050-20130730\0050\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad35018020e298.xml

Serial\0050-20130730\0050\util\dtd\ich-ectd-3-2.dtd_09ad35018020e299.dtd

Serial\0050-20130730\0050\util\dtd\ich-stf-v2-2.dtd_09ad35018020e2b5.dtd

Serial\0050-20130730\0050\util\dtd\us-regional-v2-01.dtd_09ad35018020e2b6.dtd

Serial\0050-20130730\0050\util\style\ectd-2-0.xsl_09ad35018020e2b7.xsl

Serial\0050-20130730\0050\util\style\ich-stf-stylesheet-2-2a.xsl_09ad35018020e2b8.xsl

Serial\0050-20130730\0050\util\style\us-regional.xsl_09ad35018020e2b9.xsl

Serial\0050-20130730\0050\util\style\valid-values.xml_09ad35018020e2ba.xml

Serial\0050-20130730\fda-ack-20130730-0050.txt_09ad35018020e2bd.txt

Serial\0051-20131022\0051\index.xml_09ad350180227f6a.xml

Serial\0051-20131022\0051\index-md5.txt_09ad350180227f69.txt

Serial\0051-20131022\0051\m1\us\1571-0051.pdf_09ad350180227f1a.pdf

Serial\0051-20131022\0051\m1\us\cover-0051.pdf_09ad350180227f5c.pdf

Serial\0051-20131022\0051\m1\us\us-regional.xml_09ad350180227f5d.xml

Serial\0051-20131022\0051\m5\53-clin-stud-rep\531-rep-biopharm-stud\5314-bioanalyt-analyt-met\7486-me-1002\7486-me-1002-ncr-en-final-02.pdf_09ad350180227f5e.pdf

Serial\0051-20131022\0051\m5\53-clin-stud-rep\531-rep-biopharm-stud\5314-bioanalyt-analyt-met\7486-me-1002\stf-7486-me-1002.xml_09ad350180227f5f.xml

Serial\0051-20131022\0051\util\dtd\ich-ectd-3-2.dtd_09ad350180227f60.dtd

Serial\0051-20131022\0051\util\dtd\ich-stf-v2-2.dtd_09ad350180227f61.dtd

Serial\0051-20131022\0051\util\dtd\us-regional-v2-01.dtd_09ad350180227f62.dtd

Serial\0051-20131022\0051\util\style\ectd-2-0.xsl_09ad350180227f63.xsl

Serial\0051-20131022\0051\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180227f64.xsl

Serial\0051-20131022\0051\util\style\us-regional.xsl_09ad350180227f65.xsl

Serial\0051-20131022\0051\util\style\valid-values.xml_09ad350180227f68.xml

Serial\0051-20131022\fda-ack-20130822-0051.txt_09ad350180227f6b.txt

Serial\0052-20131121\0052\index.xml_09ad3501802315dd.xml

Serial\0052-20131121\0052\index-md5.txt_09ad3501802315dc.txt

Serial\0052-20131121\0052\m1\us\1-13-10-foreign-marketing-history.pdf_09ad35018023159c.pdf

Serial\0052-20131121\0052\m1\us\1-13-14-log-of-outstanding-regulatory-business.pdf_09ad35018023159d.pdf

Serial\0052-20131121\0052\m1\us\1-13-1-summary-for-nonclinical-studies.pdf_09ad35018023159b.pdf

Serial\0052-20131121\0052\m1\us\1-13-2-summary-for-clinical-pharmacology-information.pdf_09ad35018023159e.pdf

Serial\0052-20131121\0052\m1\us\1-13-3-summary-of-safety-information.pdf_09ad3501802315d0.pdf

Serial\0052-20131121\0052\m1\us\1-13-5-summary-of-manufacturing-changes.pdf_09ad3501802315d1.pdf

Serial\0052-20131121\0052\m1\us\1-13-8-individual-study-information.pdf_09ad3501802315d2.pdf

Serial\0052-20131121\0052\m1\us\1-13-9-general-investigational-plan.pdf_09ad3501802315d3.pdf

Serial\0052-20131121\0052\m1\us\1571.pdf_09ad3501802315d4.pdf

Serial\0052-20131121\0052\m1\us\cover-0052.pdf_09ad3501802315d5.pdf

Serial\0052-20131121\0052\m1\us\serious-adverse-events.pdf_09ad3501802315d6.pdf

Serial\0052-20131121\0052\m1\us\us-regional.xml_09ad3501802315d7.xml

Serial\0052-20131121\0052\util\dtd\ich-ectd-3-2.dtd_09ad3501802315d8.dtd

Serial\0052-20131121\0052\util\dtd\us-regional-v2-01.dtd_09ad3501802315d9.dtd

Serial\0052-20131121\0052\util\style\ectd-2-0.xsl_09ad3501802315da.xsl

Serial\0052-20131121\0052\util\style\us-regional.xsl_09ad3501802315db.xsl

Serial\0052-20131121\fda-ack-20131121-0052.txt_09ad3501802315de.txt

Serial\0053-20140521\0053\index.xml_09ad350180264e79.xml

Serial\0053-20140521\0053\index-md5.txt_09ad350180264e78.txt

Serial\0053-20140521\0053\m1\us\1571.pdf_09ad350180264e44.pdf

Serial\0053-20140521\0053\m1\us\cover-letter.pdf_09ad350180264e45.pdf

Serial\0053-20140521\0053\m1\us\us-regional.xml_09ad350180264e46.xml

Serial\0053-20140521\0053\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\7486-cl-0101-clr.pdf_09ad350180264e47.pdf

Serial\0053-20140521\0053\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\7486-cl-0101-clrs.pdf_09ad350180264e48.pdf

Serial\0053-20140521\0053\m5\53-clin-stud-rep\533-rep-human-pk-stud\5332-patient-pk-init-tol-stud-rep\osi-027-101\stf-osi-027-101.xml_09ad350180264e49.xml

Serial\0053-20140521\0053\util\dtd\ich-ectd-3-2.dtd_09ad350180264e4a.dtd

Serial\0053-20140521\0053\util\dtd\ich-stf-v2-2.dtd_09ad350180264e4b.dtd

Serial\0053-20140521\0053\util\dtd\us-regional-v2-01.dtd_09ad350180264e4c.dtd

Serial\0053-20140521\0053\util\style\ectd-2-0.xsl_09ad350180264e74.xsl

Serial\0053-20140521\0053\util\style\ich-stf-stylesheet-2-2a.xsl_09ad350180264e75.xsl

Serial\0053-20140521\0053\util\style\us-regional.xsl_09ad350180264e76.xsl

Serial\0053-20140521\0053\util\style\valid-values.xml_09ad350180264e77.xml

Serial\0053-20140521\fda-ack-20140521-0053.txt_09ad350180264e7a.txt

Serial\0054-20140529\0054\index.xml_09ad350180264e89.xml

Serial\0054-20140529\0054\index-md5.txt_09ad350180264e88.txt

Serial\0054-20140529\0054\m1\us\1571.pdf_09ad350180264e7b.pdf

Serial\0054-20140529\0054\m1\us\cover-letter.pdf_09ad350180264e7c.pdf

Serial\0054-20140529\0054\m1\us\us-regional.xml_09ad350180264e7d.xml

Serial\0054-20140529\0054\util\dtd\ich-ectd-3-2.dtd_09ad350180264e84.dtd

Serial\0054-20140529\0054\util\dtd\us-regional-v2-01.dtd_09ad350180264e85.dtd

Serial\0054-20140529\0054\util\style\ectd-2-0.xsl_09ad350180264e86.xsl

Serial\0054-20140529\0054\util\style\us-regional.xsl_09ad350180264e87.xsl

Serial\0054-20140529\fda-ack-20140529-0054.txt_09ad350180264e8a.txt

Serial\FlySheet_ASP7486_IND103792_SUBM.xls_09ad3501800f7c05.xls

EU

027-101 CTA Letter of Authorisation.doc_09ad350180153c85.doc

027-101-protocol.pdf_09ad350180153c74.pdf

027-101-protocol.pdf_09ad350180153d1f.pdf

027-101-protocol-summary-of-amendment.pdf_09ad350180153c73.pdf

027-101-protocol-summary-of-amendment.pdf_09ad350180153d1e.pdf

027-clinical-update.pdf_09ad350180153c75.pdf

027-clinical-update.pdf_09ad350180153d20.pdf

09-APR~1.PDF_09ad350180153b7d.pdf

2008002289_CIOMS.pdf_09ad350180153c54.pdf

2009001108 CIOMS I.pdf_09ad350180153c58.pdf

2009002454 CIOMS.pdf_09ad350180153c5c.pdf

2009003157 - 15-day report 27-Oct-09\2009003157CIOMS.pdf_09ad350180153ce1.pdf

2009003157 - 15-day report 27-Oct-09\Cover Letter MHRA SUSAR 27-Oct-09.doc_09ad350180153ce2.doc

2009003157 - 15-day report 27-Oct-09\Cover Letter MHRA SUSAR 027-101 27-Oct-09.pdf_09ad350180153ce3.pdf

2009003157 - 15-day report 27-Oct-09\Investigator Letter_2009003157.doc_09ad350180153ce4.doc

2009003157 - 15-day report 27-Oct-09\Investigator Letter_2009003157.pdf_09ad350180153ce5.pdf

2009003157CIOMS.pdf_09ad350180153c40.pdf

2009003197 - 15-day report 02-Nov-09\2009003197-027CIOMS.pdf_09ad350180153ce6.pdf

2009003197 - 15-day report 02-Nov-09\Cover Letter MHRA SUSAR 027-101 02-Nov-09.pdf_09ad350180153ce8.pdf

2009003197 - 15-day report 02-Nov-09\Investigator Letter_2009003197.pdf_09ad350180153ce9.pdf

2009003197 - Follow-up report 03-Dec-09\2009003197-027CIOMSfu1.pdf_09ad350180153cea.pdf

2009003197 - Follow-up report 03-Dec-09\Investigator Letter_2009003197#2.pdf_09ad350180153cec.pdf

2009003197-027CIOMS.pdf_09ad350180153c45.pdf

2009003197-027CIOMSfu1.pdf_09ad350180153c4a.pdf

2009003635 - 15-day report 14-Dec-09\2009003635CIOMS.pdf_09ad350180153cee.pdf

2009003635 - 15-day report 14-Dec-09\Investigator Letter_2009003635.pdf_09ad350180153cf0.pdf

2009003635 - 15-day report 14-Dec-09\OSI-027-101 SUSAR Cover Letter MHRA 14-Dec-09.pdf_09ad350180153cf1.pdf

2009003635CIOMS.pdf_09ad350180153c4e.pdf

Acknowledgment_7th January 08.pdf_09ad350180153cc1.pdf

Annex 2 027-101 FAMHP Sub Amend Serial 003.doc_09ad350180153c86.doc

Annex 2_002_20 Mar 08.pdf_09ad350180153d2f.pdf

Annex_2_001_4 Mar 08.pdf_09ad350180153d54.pdf

annex-1.pdf_09ad350180153c69.pdf

annex-1.pdf_09ad350180153c76.pdf

annex-1.pdf_09ad350180153c7a.pdf

annex-1.pdf_09ad350180153c8a.pdf

annex-1.pdf_09ad350180153d0d.pdf

annex-1.pdf_09ad350180153d21.pdf

annex-1.pdf_09ad350180153d32.pdf

annex-1.pdf_09ad350180153d49.pdf

annex-1.xml_09ad350180153c6a.xml

annex-1.xml_09ad350180153c77.xml

annex-1.xml_09ad350180153c7b.xml

annex-1.xml_09ad350180153c8b.xml

annex-1.xml_09ad350180153d16.xml

annex-1.xml_09ad350180153d22.xml

annex-1.xml_09ad350180153d33.xml

annex-1.xml_09ad350180153d4a.xml

annex-2.pdf_09ad350180153c6b.pdf

annex-2.pdf_09ad350180153c78.pdf

annex-2.pdf_09ad350180153c7c.pdf

annex-2.pdf_09ad350180153c8c.pdf

annex-2.pdf_09ad350180153d17.pdf

annex-2.pdf_09ad350180153d23.pdf

annex-2.pdf_09ad350180153d35.pdf

annex-2.pdf_09ad350180153d3f.pdf

annex-2.pdf_09ad350180153d4b.pdf

ANNEX2~1.DOC_09ad350180153c67.doc

ANNEX2~1.DOC_09ad350180153c6e.doc

Application form signed PDF v1.0 31 Dec 07.pdf_09ad350180153c9e.pdf

Application form xml v1.0 31 Dec 07.xml_09ad350180153c9f.xml

Approval Notification from CA_FAMHP.pdf_09ad350180153b7f.pdf

BE\Correspondence\20130123-BE-acceptanceNSA.doc.pdf_09ad3501801c1728.pdf

BE\Correspondence\20130204BE-Approval.pdf_09ad3501801c5a8d.pdf

BE\Correspondence\FlySheet_ASP7486_BE_CORRES.xls_09ad35018010c6fc.xls

BE\OSI-027-101\20080916.pdf_09ad350180125e4a.pdf

BE\OSI-027-101\20110601\annex-1.pdf_09ad35018010f13a.pdf

BE\OSI-027-101\20110601\annex-1.xml_09ad35018010f13b.xml

BE\OSI-027-101\20110601\annex-2.pdf_09ad35018010f1c1.pdf

BE\OSI-027-101\20110601\cover-letter.pdf_09ad35018010f1c2.pdf

BE\OSI-027-101\20110601\legal-representative-authorization.pdf_09ad35018010f1c3.pdf

BE\OSI-027-101\20110601\manufacturers-authorization.pdf_09ad35018010f1c4.pdf

BE\OSI-027-101\20110601\proof-of-payment.pdf_09ad35018010f1c5.pdf

BE\OSI-027-101\20110601\qp-declaration.pdf_09ad35018010f1c6.pdf

BE\OSI-027-101\20110601\sponsor-change.pdf_09ad35018010f1c7.pdf

BE\OSI-027-101\20120301.pdf_09ad350180143888.pdf

BE\OSI-027-101\20130118\annex-2.pdf_09ad3501801befca.pdf

BE\OSI-027-101\20130118\application-form.pdf_09ad3501801befcb.pdf

BE\OSI-027-101\20130118\application-form.xml_09ad3501801befcc.xml

BE\OSI-027-101\20130118\covering-letter.pdf_09ad3501801befcd.pdf

BE\OSI-027-101\20130118\impd\06-1-table-of-content.pdf_09ad3501801bef9c.pdf

BE\OSI-027-101\20130118\impd\06-2-2-non-clinical.pdf_09ad3501801bef9d.pdf

BE\OSI-027-101\20130118\impd\06-2-3-clinical.pdf_09ad3501801bef9e.pdf

BE\OSI-027-101\20130118\impd\06-2-4-overall-risk-benefit-assessment.pdf_09ad3501801bef9f.pdf

BE\OSI-027-101\20130118\impd\2-1-a-appendices.pdf_09ad3501801befc4.pdf

BE\OSI-027-101\20130118\impd\2-1-p-drug-product-cap.pdf_09ad3501801befc5.pdf

BE\OSI-027-101\20130118\impd\2-1-p-drug-product-tab.pdf_09ad3501801befc6.pdf

BE\OSI-027-101\20130118\impd\2-1-s-drug-substance.pdf_09ad3501801befc7.pdf

BE\OSI-027-101\20130118\impd\OSI-027-IMPD-soc.pdf_09ad3501801befc8.pdf

BE\OSI-027-101\20130118\impd\Thumbs.db_09ad3501801befc9

BE\OSI-027-101\20130118\investigators-brochure.pdf_09ad3501801befce.pdf

BE\OSI-027-101\20130118\investigators-brochure-soc.pdf_09ad3501801befcf.pdf

BE\OSI-027-101\20130118\label.pdf_09ad3501801befd0.pdf

BE\OSI-027-101\20130118\manufacturers-authorisation.pdf_09ad3501801befd1.pdf

BE\OSI-027-101\20130118\payment confirmation.pdf_09ad3501801befd2.pdf

BE\OSI-027-101\20130118\protocol-101-amend8.pdf_09ad3501801befd3.pdf

BE\OSI-027-101\20130118\protocol-7486-cl-0101-am9.pdf_09ad3501801befd4.pdf

BE\OSI-027-101\20130118\protocol-7486-cl-0101-clp-12-reissue-en-v11-02.pdf_09ad3501801befd5.pdf

BE\OSI-027-101\20130118\protocol-7486-cl-0101-clp-en-am10-sam10-12.pdf_09ad3501801befd6.pdf

BE\OSI-027-101\20130118\qp-declaration.pdf_09ad3501801befd7.pdf

BE\OSI-027-101\20130319\annex-3.pdf_09ad3501801d780c.pdf

BE\OSI-027-101\20130319\covering-letter.pdf_09ad3501801d780d.pdf

BE\OSI-027-101\20130319\investigators-letter.pdf_09ad3501801d780e.pdf

Belgium CTA Tabs.doc_09ad350180153c6f.doc

Belgium CTA Tabs.doc_09ad350180153c87.doc

Belgium FAHMP 027-101 approval letter IMPd update Serial 004 23 Dec 09.pdf_09ad350180153b80.pdf

Clinical Information for MHRA discussion 05-Feb-09\MHALTR~1.PDF_09ad350180153cb1.pdf

Cover Letter 09-Apr-08.pdf_09ad350180153b7e.pdf

Cover letter 31 Dec 2007.pdf_09ad350180153ca0.pdf

Cover Letter FAMHP SUSAR 027-101 02-Nov-09.pdf_09ad350180153c46.pdf

Cover Letter FAMHP SUSAR 027-101 27-Oct-09.pdf_09ad350180153c41.pdf

Cover letter FAMHP SUSAR 26-Aug-09.doc_09ad350180153c5d.doc

Cover letter FAMHP SUSAR 26-Aug-09.pdf_09ad350180153c5e.pdf

Cover letter FAMHP SUSAR 27-Oct-09.doc_09ad350180153c42.doc

Cover Letter FAMHP SUSAR follow-up 13-Oct-09.doc_09ad350180153c60.doc

Cover Letter FAMHP SUSAR follow-up OSI-027-101 13-Oct-09.pdf_09ad350180153c61.pdf

Cover letter FAMHP SUSAR OSI-027-101 02-Nov-09.doc_09ad350180153c47.doc

Cover letter FAMHP SUSAR OSI-027-101 03-Dec-09.doc_09ad350180153c4b.doc

Cover letter FAMHP SUSAR OSI-027-101 14-Dec-09.doc_09ad350180153c4f.doc

COVERL~1.DOC_09ad350180153c68.doc

COVERL~1.DOC_09ad350180153c70.doc

cover-letter.pdf_09ad350180153c6c.pdf

cover-letter.pdf_09ad350180153c79.pdf

cover-letter.pdf_09ad350180153c7d.pdf

cover-letter.pdf_09ad350180153c8d.pdf

cover-letter.pdf_09ad350180153d18.pdf

cover-letter.pdf_09ad350180153d24.pdf

cover-letter.pdf_09ad350180153d36.pdf

cover-letter.pdf_09ad350180153d40.pdf

cover-letter.pdf_09ad350180153d4c.pdf

CTA Cover Label.doc_09ad350180153c88.doc

CTA Cover Label.doc_09ad350180153d3c.doc

ctatoc.pdf_09ad350180153ca1.pdf

Drug_Product_Shelf_Life_4 Mar 08.pdf_09ad350180153d55.pdf

Eudra CT confirmation_ 30 Oct 07.doc.pdf_09ad350180153b81.pdf

Eudra CT confirmation_ 30 Oct 07.doc.pdf_09ad350180153cc2.pdf

EudraCT receipt.pdf_09ad350180153ca2.pdf

Expedited Report (preclinical) 04-Sep-08\MHRA Expedited Safety Report 04-Sep-08.doc_09ad350180153cf2.doc

Expedited Report (preclinical) 04-Sep-08\MHRA expedited safety report 04-Sep-08.pdf_09ad350180153cf3.pdf

FAMHP approval of initial CTA.pdf_09ad350180153b82.pdf

FAMHP approval of Subs. Amend Serial 001.doc_09ad350180153b83.doc

FAMHP email regarding amendment payment 11-Sep-08.pdf_09ad350180153b84.pdf

FAMHP Expedited Safety Report 04-Sep-08.doc_09ad350180153c52.doc

FAMHP expedited safety report 04-Sep-08.pdf_09ad350180153c53.pdf

FAMHPC~1.DOC_09ad350180153c89.doc

Final Word docs\Annex_2_001_4 Mar 08.doc_09ad350180153d51.doc

Final Word Docs\COVERL~1.DOC_09ad350180153d1b.doc

Final Word Docs\CTA Cover Label.doc_09ad350180153c71.doc

Final Word Docs\CTA Cover Label.doc_09ad350180153d1c.doc

Final Word docs\DRUG_P~1.DOC_09ad350180153d2d.doc

Final Word docs\Drug_Product_Shelf_Life_4 Mar 08.doc_09ad350180153d52.doc

Final Word docs\Ltr MHRA_Amendment 001_4 Mar 08.doc_09ad350180153d53.doc

Final Word Docs\MHRACO~1.DOC_09ad350180153d48.doc

Final Word Docs\OSI-02~1.DOC_09ad350180153c72.doc

FINALW~1\027-101 CTA Letter of Authorisation.doc_09ad350180153c66.doc

FlySheet_ASP7486_EU_SUBM.xls_09ad35018010c6c8.xls

gp-letter-changes-accepted.pdf_09ad350180153d25.pdf

gp-letter-changes-highlighted.pdf_09ad350180153d26.pdf

icf-english.pdf_09ad350180153c7e.pdf

icf-flemish.pdf_09ad350180153c7f.pdf

icf-french.pdf_09ad350180153c80.pdf

icf-german.pdf_09ad350180153c81.pdf

informed-consent-changes-accepted.pdf_09ad350180153d27.pdf

informed-consent-changes-highlighted.pdf_09ad350180153d28.pdf

Investigator Letter SUSAR follow-up OSI-027-101 13-Oct-09.pdf_09ad350180153c62.pdf

Investigator Letter_2009003157.doc_09ad350180153c43.doc

Investigator Letter_2009003157.pdf_09ad350180153c44.pdf

Investigator Letter_2009003197#2.pdf_09ad350180153c4c.pdf

Investigator Letter_2009003197.pdf_09ad350180153c48.pdf

Investigator Letter_2009003635.pdf_09ad350180153c50.pdf

letter-of-authorization.pdf_09ad350180153c6d.pdf

letter-of-authorization.pdf_09ad350180153c82.pdf

letter-of-authorization.pdf_09ad350180153d19.pdf

letter-of-authorization.pdf_09ad350180153d37.pdf

Ltr FAMHP SUSAR 16-Sep-08.pdf_09ad350180153c55.pdf

Ltr FAMHP SUSAR 17-Sep-08.doc_09ad350180153c56.doc

Ltr FAMHP SUSAR 21-Apr-09.doc_09ad350180153c59.doc

Ltr MHRA_Amendment 001_ 4 Mar 08.pdf_09ad350180153d56.pdf

MHA Ltr- 14.11.08-Notice of Acceptance of Amendment _Serial 004_V.3.pdf_09ad350180153cc3.pdf

MHA Ltr_027-101_09.12.09_Acknow of Amend_Serial 014_V 8.pdf_09ad350180153cc4.pdf

MHRA - 20.07.09_Sub Amendment_5-Approval to add Patheon.pdf_09ad350180153cc5.pdf

MHRA 07 July 09_Acknowledgement of Amend - Serial No.6.pdf_09ad350180153cc6.pdf

MHRA 07-Apr-08 approval of shelf life extension.pdf_09ad350180153cc7.pdf

MHRA 07-Aug-08 acknowledgment Serial 003.pdf_09ad350180153cc8.pdf

MHRA 07-Mar-08 acknowledgement of substantial amendment 001.pdf_09ad350180153cc9.pdf

MHRA 12-Mar-08 response to shelf life plan.pdf_09ad350180153cca.pdf

MHRA 17-Nov-08 approval of Sub Amend Serial 004.pdf_09ad350180153ccb.pdf

MHRA 24-April- 09 027 SUSAR acknowledgement 2009001108.pdf_09ad350180153ccc.pdf

MHRA 26-Mar-08 acknowledgement of substantial amendment 002.pdf_09ad350180153ccd.pdf

MHRA 28-Feb-08 acceptance of protocol amendment 1.pdf_09ad350180153cce.pdf

MHRA 29.06.09_Non substantial Amendment Notification - Expiration period extension.pdf

MHRA 29.06.09_Non substantial Amendment Notification - Expiration period extension.pdf_09ad350180153c3f.pdf

MHRA acknowledgement of 027 substantial amendment Serial 004.pdf_09ad350180153cd0.pdf

MHRA Letter 13.02.08.pdf_09ad350180153d29.pdf

MHRA Ltr - 07.08.08-Notification of Amend.pdf_09ad350180153cd1.pdf

MHRA Ltr_03.09.09_SUSAR Acknow.pdf_09ad350180153cd2.pdf

MHRA Ltr_16.12.09_SUSAR Acknow.pdf_09ad350180153cd3.pdf

MHRA Ltr_29.10.09_SUSAR Acknow.pdf_09ad350180153cd4.pdf

MHRA SA acceptance 5-01-2010 Serial 007.pdf_09ad350180153cd5.pdf

MHRA_005_19.06.09.pdf_09ad350180153cd6.pdf

MHRA_SUSAR Acknow_03.11.09.pdf_09ad350180153cd7.pdf

MHRACO~1.DOC_09ad350180153d3d.doc

MHRACO~1.DOC_09ad350180153d44.doc

OSI risk assessment of Pii\Attachment 1.pdf_09ad350180153cb4.pdf

OSI risk assessment of Pii\Attachment 2 - sent by e-mail.doc_09ad350180153cb5.doc

OSI risk assessment of Pii\Attachment 3.pdf_09ad350180153cb6.pdf

OSI risk assessment of Pii\Attachment 4.pdf_09ad350180153cb7.pdf

OSI risk assessment of Pii\risk assessment.pdf_09ad350180153cb8.pdf

OSI-027 2008002289 CIOMS.pdf_09ad350180153c63.pdf

OSI-027 IMPD DP Final 20-Dec-07.doc_09ad350180153d57.doc

OSI-027 IMPD DP Version 1.1 16-Jun-09.pdf_09ad350180153d5d.pdf

OSI-027 IMPD DP Version 1.1 Final 15-Jun-09.doc_09ad350180153d5e.doc

OSI-027 IMPD DS Final 17-Dec-07.doc_09ad350180153d58.doc

OSI-027 IMPD Nonclinical Final 20-Dec-07.doc_09ad350180153d59.doc

OSI-027 Investigator Letter 2009001108.pdf_09ad350180153c5a.pdf

OSI-027 Investigator Letter 2009002454.pdf_09ad350180153c5f.pdf

OSI-027 Investigator Letter CHF 2 Oct 2009_SMc.doc_09ad350180153c64.doc

OSI-027 Investigator Letter LVEF 12Sep_FINAL.pdf_09ad350180153c57.pdf

OSI-027 SUSAR cover letter BE 22-Apr-09.pdf_09ad350180153c5b.pdf

OSI-027-101 SUSAR Cover Letter FAMHP 03-Dec-09.pdf_09ad350180153c4d.pdf

OSI-027-101 SUSAR Cover Letter FAMHP 14-Dec-09.pdf_09ad350180153c51.pdf

osi-027-101-impd.pdf_09ad350180153c8e.pdf

osi-027-101-impd.pdf_09ad350180153d4d.pdf

osi-027-101-protocol.pdf_09ad350180153c91.pdf

osi-027-101-protocol-summary-v4.pdf_09ad350180153c8f.pdf

osi-027-101-protocol-summary-v4.pdf_09ad350180153d4e.pdf

osi-027-101-protocol-summary-v5.pdf_09ad350180153c90.pdf

osi-027-101-protocol-summary-v5.pdf_09ad350180153d4f.pdf

osi-027-101-protocol-v5.pdf_09ad350180153d50.pdf

osi-027-impd-dp.pdf_09ad350180153c83.pdf

osi-027-impd-dp.pdf_09ad350180153d38.pdf

PMayne EGodfrey conversation 14-Oct-08.pdf_09ad350180153cd8.pdf

Prot OSI-027-101 V2 02-08-08.pdf_09ad350180153d2a.pdf

Prot OSI-027-101 V2 Am Sum 02-08-08.pdf_09ad350180153d2b.pdf

qp-declaration.pdf_09ad350180153c84.pdf

qp-declaration.pdf_09ad350180153d39.pdf

Rejection of initial CTA\027-101 CTA Letter of Authorisation.doc_09ad350180153cba.doc

Rejection of initial CTA\OSI-027 CTA Letter of Authorization.pdf_09ad350180153cbc.pdf

Response to non-acceptance\12-Feb-08 response to non-acceptance.doc_09ad350180153cbd.doc

Response to non-acceptance\MHRA Letter 13.02.08.pdf_09ad350180153cbe.pdf

Response to non-acceptance\MHRA questions 04-Feb-08.pdf_09ad350180153cbf.pdf

Response to non-acceptance\Paragraph to be added to MHRA cover letter.doc_09ad350180153cc0.doc

Section J checklist.pdf_09ad350180153ca3.pdf

SUPPLE~1\Batch release authorisation.pdf_09ad350180153c92.pdf

SUPPLE~1\IMPD Drug Product v1.0.pdf_09ad350180153c93.pdf

SUPPLE~1\IMPD Drug Substance v1.0.pdf_09ad350180153c94.pdf

SUPPLE~1\IMPD Non Clinical v1.0.pdf_09ad350180153c95.pdf

SUPPLE~1\Importers authorisation.pdf_09ad350180153c96.pdf

SUPPLE~1\Investigator Brochure 1st Edition.pdf_09ad350180153c97.pdf

SUPPLE~1\Labels v1.0.pdf_09ad350180153c98.pdf

SUPPLE~1\Protocol v1.0 14 Dec 07.pdf_09ad350180153c99.pdf

SUPPLE~1\QP declaration.pdf_09ad350180153c9a.pdf

SUPPLE~1\Summary of Protocol V1.0 14 Dec 07.pdf_09ad350180153c9b.pdf

SUPPLE~1\TSE Certificate Capsugel.pdf_09ad350180153c9c.pdf

SUPPLE~1\TSE Certificate OSI-027.pdf_09ad350180153c9d.pdf

SUSAR 15-day report 16-Sep-08\2008002289_CIOMS.pdf_09ad350180153cf4.pdf

SUSAR 15-day report 16-Sep-08\Ltr MHRA SUSAR 16-Sep-08.pdf_09ad350180153cf5.pdf

SUSAR 15-day report 16-Sep-08\Ltr MHRA SUSAR 17-Sep-08.doc_09ad350180153cf6.doc

SUSAR 15-day report 16-Sep-08\OSI-027 Investigator Letter LVEF 12Sep_FINAL.pdf_09ad350180153cf7.pdf

SUSAR 15-day report 22-Apr-09\2009001108 CIOMS I.pdf_09ad350180153cf8.pdf

SUSAR 15-day report 22-Apr-09\Ltr MHRA SUSAR 22-Apr-09.doc_09ad350180153cf9.doc

SUSAR 15-day report 22-Apr-09\OSI-027 Investigator Letter 2009001108.pdf_09ad350180153cfa.pdf

SUSAR 15-day report 22-Apr-09\OSI-027 SUSAR cover letter 22-Apr-09.pdf_09ad350180153cfb.pdf

SUSAR 15-day report 26-Aug-09\2009002454 CIOMS.pdf_09ad350180153cfc.pdf

SUSAR 15-day report 26-Aug-09\Cover Letter MHRA SUSAR 26-Aug-09.doc_09ad350180153cfd.doc

SUSAR 15-day report 26-Aug-09\Cover letter MHRA SUSAR 26-Aug-09.pdf_09ad350180153cfe.pdf

SUSAR 15-day report 26-Aug-09\OSI-027 Investigator Letter 2009002454.pdf_09ad350180153cff.pdf

SUSARF~1\Cover Letter MHRA SUSAR follow-up 13-Oct-09.doc_09ad350180153d00.doc

SUSARF~1\Cover Letter MHRA SUSAR follow-up 13-Oct-09.pdf_09ad350180153d04.pdf

SUSARF~1\Fax cover sheet SUSAR follow-up 13-Oct-09.pdf_09ad350180153d05.pdf

SUSARF~1\OSI Fax Cover SUSAR Follow-up 13-Oct-09.doc_09ad350180153d07.doc

SUSARF~1\OSI-027 2008002289 CIOMS.pdf_09ad350180153d08.pdf

SUSARF~1\OSI-027 Investigator Letter CHF 2 Oct 2009_SMc.doc_09ad350180153d09.doc

Telephone contact with MHRA 05-Feb-09.doc_09ad350180153cd9.doc

Telephone contact with MHRA 05-Feb-09.pdf_09ad350180153cda.pdf

Telephone contact with MHRA 06-Feb-09.doc_09ad350180153cdb.doc

Telephone contact with MHRA 06-Feb-09.pdf_09ad350180153cdc.pdf

Telephone contact with MHRA 25-Nov-08.doc_09ad350180153cdd.doc

Telephone contact with MHRA 25-Nov-08.pdf_09ad350180153cde.pdf

Telephone contact with MHRA 29-Jan-09.doc_09ad350180153cdf.doc

Telephone contact with MHRA 29-Jan-09.pdf_09ad350180153ce0.pdf

UK\Correspondence\20130123-MHRA-ack.pdf_09ad3501801cb3c0.pdf

UK\Correspondence\20130225-MHRA-non-accept.pdf_09ad3501801cdf56.pdf

UK\Correspondence\FlySheet_ASP7486_EU_CORRES.xls_09ad35018010c6cf.xls

UK\OSI-027-101\20080227.pdf_09ad350180125e4b.pdf

UK\OSI-027-101\20080409.pdf_09ad350180125e4c.pdf

UK\OSI-027-101\20080730.pdf_09ad350180125e4d.pdf

UK\OSI-027-101\20110516\annex-1.pdf_09ad35018010c6c9.pdf

UK\OSI-027-101\20110516\annex-1.xml_09ad35018010c6ca.xml

UK\OSI-027-101\20110516\annex-2.pdf_09ad35018010c6cb.pdf

UK\OSI-027-101\20110516\cover-letter.pdf_09ad35018010c6cc.pdf

UK\OSI-027-101\20110516\legal-representative-authorization.pdf_09ad35018010c6cd.pdf

UK\OSI-027-101\20110516\sponsor-change.pdf_09ad35018010c6ce.pdf

UK\OSI-027-101\20110621\1-2-covering-letter.pdf_09ad350180113e18.pdf

UK\OSI-027-101\20110621\1-3-application-form-annex-1.pdf_09ad350180113e19.pdf

UK\OSI-027-101\20110621\1-3-application-form-annex-1.xml_09ad350180113e1a.xml

UK\OSI-027-101\20110621\1-3-application-form-annex-2.pdf_09ad350180113e8f.pdf

UK\OSI-027-101\20110621\4-6-1-manufacturers-authorization.pdf_09ad350180113e90.pdf

UK\OSI-027-101\20110621\4-7-1-qp-declaration.pdf_09ad350180113e91.pdf

UK\OSI-027-101\20130118\1-2-covering-letter.pdf_09ad3501801bf004.pdf

UK\OSI-027-101\20130118\1-3-annex-2.pdf_09ad3501801bf005.pdf

UK\OSI-027-101\20130118\1-3-application-form.pdf_09ad3501801bf006.pdf

UK\OSI-027-101\20130118\1-3-application-form.xml_09ad3501801bf007.xml

UK\OSI-027-101\20130118\3-1-protocol-101-amend8.pdf_09ad3501801bf008.pdf

UK\OSI-027-101\20130118\3-1-protocol-7486-cl-0101-am9.pdf_09ad3501801bf009.pdf

UK\OSI-027-101\20130118\3-1-protocol-7486-cl-0101-clp-12-reissue-en-v11-02.pdf_09ad3501801bf00a.pdf

UK\OSI-027-101\20130118\3-1-protocol-7486-cl-0101-clp-en-am10-sam10-12.pdf_09ad3501801bf00b.pdf

UK\OSI-027-101\20130118\4-1-investigators-brochure.pdf_09ad3501801bf00c.pdf

UK\OSI-027-101\20130118\4-1-investigators-brochure-soc.pdf_09ad3501801bf00d.pdf

UK\OSI-027-101\20130118\4-6-1-manufacturers-authorisation.pdf_09ad3501801bf00e.pdf

UK\OSI-027-101\20130118\4-7-1-qp-declaration.pdf_09ad3501801bf00f.pdf

UK\OSI-027-101\20130118\impd\06-1-table-of-content.pdf_09ad3501801beffa.pdf

UK\OSI-027-101\20130118\impd\06-2-2-non-clinical.pdf_09ad3501801beffb.pdf

UK\OSI-027-101\20130118\impd\06-2-3-clinical.pdf_09ad3501801beffc.pdf

UK\OSI-027-101\20130118\impd\06-2-4-overall-risk-benefit-assessment.pdf_09ad3501801beffd.pdf

UK\OSI-027-101\20130118\impd\2-1-a-appendices.pdf_09ad3501801beffe.pdf

UK\OSI-027-101\20130118\impd\2-1-p-drug-product-cap.pdf_09ad3501801befff.pdf

UK\OSI-027-101\20130118\impd\2-1-p-drug-product-tab.pdf_09ad3501801bf000.pdf

UK\OSI-027-101\20130118\impd\2-1-s-drug-substance.pdf_09ad3501801bf001.pdf

UK\OSI-027-101\20130118\impd\OSI-027-IMPD-soc.pdf_09ad3501801bf002.pdf

UK\OSI-027-101\20130118\impd\Thumbs.db_09ad3501801bf003

UK\OSI-027-101\20130118\m1-3-1-label.pdf_09ad3501801bf010.pdf

UK\OSI-027-101\20130319\1-2-covering-letter.pdf_09ad3501801d7811.pdf

UK\OSI-027-101\20130319\annex-3.pdf_09ad3501801d780f.pdf

UK\OSI-027-101\20130319\investigators-letter.pdf_09ad3501801d7810.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 1.0\IMPD Drug Product v1.0.pdf_09ad350180153d5a.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 1.0\IMPD Drug Substance v1.0.pdf_09ad350180153d5b.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 1.0\IMPD Non Clinical v1.0.pdf_09ad350180153d5c.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 2.0\OSI-027 IMPD Version 2.0 final.doc_09ad350180153d5f.doc

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 2.0\OSI-027 IMPD Version 2.0 final.pdf_09ad350180153d60.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 2.0\TSE Certificate Capsugel.pdf_09ad350180153d61.pdf

UK\OSI-027-101\Historical Submissions\OSI Archive - IMPD\Version 2.0\TSE Certificate OSI-027.pdf_09ad350180153d62.pdf

6.	CMC

TM-121 (1.0), Determination of Residual Solvents in OSI-027RP Drug Substance by GC-HS.pdf

TM-123 (2.0), Assay and Related Substances in OSI-027RP G1Capsules. 5mg and 20mg .pdf

TM-125 (2.0), HPLC Method for Identity, Assay, Impurities of OSI-027RP Drug Substance.pdf

TM-132 (2.0), Assay and Related Substances in OSI-027RP Tablets (5mg, 20mg 100mg).pdf

OSI-027RP Residual Solvents Qualification Plan.pdf

MQR-TM-128-CA.00 (OSIP692940) 08-Nov-2011.pdf

MVR-LC-074-CK.01 Validation Report_027RP Assay and Related Substances ..pdf

Final signature page from MQR-LC-075 (tromethamine).pdf

21901000 IPC10 OSI-027AA Reaction Completion OSIP700068 to OSI-027AA.PDF

Approval letter for OSI-027AA 21901000 ICP10 Conversion 700068 to 027AA.pdf

OSI-027RP Micronized Bulk Monograph, Revision 03 effective Dec 2012.pdf

F-2484-019B-30perpack-OSP07-0019-1-Add 091108.pdf

F-2484-021-30perpack-OSP07-0020-1- 091108.pdf

INV08-0166 Pii 6M 4075 lot 13802.001A.pdf

LIR 08-0166 for failing assay at 6M 40-75.pdf

Pages from OSI-027RP 20mg Caps Batch Record 13803 001.pdf

Pages from OSI-027RP 5mg Caps Batch Record 13802 001.pdf

Pages from Pages from OSI-027RP BLend BR 13801 001.pdf

Interim Comparability Report milled vs unmilled Interim.pdf

07-2-OSI-027RP 100mg tab OS2T100MG1701 (bottles) 06M 4075.pdf

07-4-OSI-027RP 100mg tab OS2T100MG1701 (blisters) 06M 4075.pdf

01_Analytical\01_Analytical Development Reports\01_Drug Product\Notebook VR1943 Final Assay _ REl Sub Report-.pdf

01_Analytical\01_Analytical Development Reports\01_Drug Product\VR 1944 Final Dissolution Validation Summary Report.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\AD12-013Rev1_Revised AssayPurity Test Method for OSIP690520AA.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\MQR-TM454-CA.00 final.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\PR-07088 Specificity testing review.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\PR-07089 TM451 Res Solv Final Report.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\PR-07105 TM454 Validation Review.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\Specificity development report TM454 OSi-027RP.pdf

01_Analytical\01_Analytical Development Reports\02_Drug Substance\TM454 Soln Stab Report 1108.00.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\1-1-OSI-027RP 5mg cap F-2484-019B 24M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\1-1-OSI-027RP 5mg cap OSIC0050101 12M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\1-2-OSI-027RP 5mg cap F-2484-019B 6M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\1-2-OSI-027RP 5mg cap OSIC0050101 06M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\2-1-OSI-027RP 20mg cap F-2484-021 24M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\2-1-OSI-027RP 20mg cap OSIC0200101 12M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\2-2-OSI-027RP 20mg cap F-2484-021 6M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\2-2-OSI-027RP 20mg cap OSIC0200101 06M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\3-1-OSI-027RP 5mg cap 13802.001A 24M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\3-1-OSI-027RP 5mg cap C1639A001 12M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\3-2-OSI-027RP 5mg cap 13802.001A 15M int.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\3-2-OSI-027RP 5mg cap C1639A001 06M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\3-3-OSI-027RP 5mg cap 13802.001A 6M acc retest.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\4-1-OSI-027RP 20mg cap 13803.001A 24M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\4-1-OSI-027RP 20mg cap, C1640A001 12M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\4-2-OSI-027RP 20mg cap 13803.001A 15M int.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\4-2-OSI-027RP 20mg cap, C1640A001 06M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\4-3-OSI-027RP 20mg cap 13803.001A 6M acc retest.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\5-OSI-027RP 5mg cap 13802.002A 18M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\6-OSI-027RP 20mg cap 13803.002A 18M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\01_Drug Product\OSI-027RP Capsules Expiry 36M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\02_Drug Substance\1-1-OSI-027RP CML-W-243-07-OS3-R001 24M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\02_Drug Substance\1-2-OSI-027RP CML-W-243-07-OS3-R001 6M acc.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\02_Drug Substance\2-OSI-027RP CML-W-076-08-OS4 36M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\02_Drug Substance\5-1-OSI-027RP 09100041 00M.pdf

01_Analytical\01_Analytical Development Reports\03_Stability\02_Drug Substance\OSI-027RP API Retest date ext to 36M.pdf

01_Analytical\02_Characterization\7585-12-5_elucidationreport_052412.pdf

01_Analytical\02_Characterization\dimers.pdf

01_Analytical\02_Characterization\Micron Tech XRPD report 2007-0547-CC.pdf

01_Analytical\02_Characterization\TGA of OSI-027RP lot 975-18-1.pdf

01_Analytical\03_Impurities\7585-12-5_elucidationreport_052412.pdf

01_Analytical\03_Impurities\AD12-014_Structure Elucidation of Impurities in OSI-027RP_DP.pdf

01_Analytical\03_Impurities\AD13-001_Related Substances of Historical Batches of OSI-027RP Drug Substances.pdf

01_Analytical\04_Methods\01_Contractor Methods\01_AMRI versions\21900000 IPC10 OSIP700068 Reactor Drying.pdf

01_Analytical\04_Methods\01_Contractor Methods\01_AMRI versions\TM.2565 V2.pdf

01_Analytical\04_Methods\01_Contractor Methods\01_AMRI versions\TM.2587 V1. Pd and Ir in OSI-027.pdf

01_Analytical\04_Methods\01_Contractor Methods\01_AMRI versions\TM.2632 V2. Chloride in OSI-027AA.pdf

01_Analytical\04_Methods\01_Contractor Methods\01_AMRI versions\TM.53 v3.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-114 (1.0), Appearance of Solid Substances.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-120 (1.0), OSIP166874 in OSIP758725AA (monomethyl ester).pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-122 (1.0), Karl Fischer Determination of Water in OSI-027RP Capsules.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-124 (3.0), Dissolution of OSI-027RP Capsules by HPLC.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-126 (1.0), HPLC Method for Determination of Tromethamine in OSI-027RP.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-127 (3.0), HPLC Method for Assay and Purity of OSIP699678.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-128 (3.0), HPLC Method for Assay and Purity of OSIP692940.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-129 (1.0), Microbial Limits Test for OSI-027RP Capsules.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-130 (1.0), Particle Size Analysis of OSI-027RP by Laser Diffraction.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-131 (1.0), IP Analysis of the OSI-027 Synthetic Intermediates by HPLC.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-133 (3.0), Dissolution of OSI-027RP Tablets by HPLC.pdf

01_Analytical\04_Methods\01_Contractor Methods\02_Astellas\TM-171 (1.0), Microbial Limits Test for OSI-027RP Tablets.pdf

01_Analytical\04_Methods\01_Contractor Methods\03_CML\TM449.pdf

01_Analytical\04_Methods\01_Contractor Methods\03_CML\TM451 residual solvents.pdf

01_Analytical\04_Methods\01_Contractor Methods\03_CML\TM453.03 final.pdf

01_Analytical\04_Methods\01_Contractor Methods\03_CML\TM454.04.pdf

01_Analytical\04_Methods\01_Contractor Methods\03_CML\TM455 tromethamine HPLC.pdf

01_Analytical\04_Methods\01_Contractor Methods\04_Micron Methods\501.855 Rev 2 PSD for OSI-027RP.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2208_R7_OSI-027RP Cap_ASRS.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2209_R4_OSI-027RP Cap_Disso.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2620_R6_OSI-027RP Tab_ASRS.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2621_R5_OSI-027RP Tab_Disso.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2633_R3_OSI-027RP Cap_ASRS + sign off.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\CTMLP2634_R2_OSI-027RP Cap_Disso + sign off.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\MD Summary_OSI-027RP AS RS Tab_R0.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\MM-1126 R0 OSI-027 capsule micro method.pdf

01_Analytical\04_Methods\01_Contractor Methods\05_Patheon Methods\MM-1482 Micro Verification for 20, 50, 100 mg tablets .pdf

01_Analytical\04_Methods\01_Contractor Methods\06_Pii methods\Dissolution TM07-0243.pdf

01_Analytical\04_Methods\01_Contractor Methods\06_Pii methods\HPLC Assay TM 07-0256.01.pdf

01_Analytical\04_Methods\01_Contractor Methods\06_Pii methods\HPLC Impurities TM07-0242.pdf

01_Analytical\04_Methods\01_Contractor Methods\06_Pii methods\KF method TM07-0244.pdf

01_Analytical\04_Methods\01_Contractor Methods\06_Pii methods\Micro method.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\OP 200-992 OVI.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\OP-013667 v 2.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\OP-014429 v 1.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\OP-018259 v 1.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\OP-018260 v 1.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\PROC-GIL-OP-012410 (4.0).pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\PROC-MAD-OP-013663 v3.0 In Process Reaction Monitoring.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\PROC-MADOP-013665 v3.0 HPLC Purity analysis of OSI-027RP.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\PROC-MAD-OP-018177 v.4.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\07_SAFC\PROC-MAD-OP-018178 v.3.0.pdf

01_Analytical\04_Methods\01_Contractor Methods\08_SAFC-Sheboygan\PROC-SHE-OP-015036.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\MQP-LC-074-AM.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\MQR-LC-074-AM Data Tables.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\MQR-LC-074-AM Primary Lab Source Data.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\MQR-LC-074-AM Source Data 07-Oct-2010.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\MQR-LC-074-AM.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\01_LC-074 (OSI-027RP)\OOS-2010-0095.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\02_LC-075 (Tromethamine)\Data Tables for MQR-LC-075-AM (Tromethamine).pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\02_LC-075 (Tromethamine)\MQP-LC-075-AM (Tromethamine).pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\02_LC-075 (Tromethamine)\MQR-LC-075-AM _Tromethamine_.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\02_LC-075 (Tromethamine)\Source Data for MQR-LC-075-AM (Tromethamine).pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\03_LC-076 (OSIP699678)\Data Table MQP-LC-076-AM.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\03_LC-076 (OSIP699678)\MQP-LC-076-AM.00 Source Data.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\03_LC-076 (OSIP699678)\MQP-LC-076-AM.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\03_LC-076 (OSIP699678)\MQR-LC-076-AM.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\04_LC-081 (OSIP692940)\Data Table MQP-LC-081.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\04_LC-081 (OSIP692940)\MQP-LC-081-AM.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\04_LC-081 (OSIP692940)\MQP-LC-081-AM.01 (OSIP692940) Data Package.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\04_LC-081 (OSIP692940)\MQP-LC-081-AM.01.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\04_LC-081 (OSIP692940)\MQR-LC-081-AM (OSIP692940).pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\05_Palladium\MQP for Palladium and Iridum in OSI-027RP - TM.2587.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\05_Palladium\Pd and Ir Qualification Data Package.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\05_Palladium\TM.2587 Pd and Ir in OSI-027 OSIapproval.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\06_TM.2565 Residual Solvents in API\OSI-027 OVI Qualification Data Tables.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\06_TM.2565 Residual Solvents in API\OSI-027 OVI Qualification Raw Data.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\06_TM.2565 Residual Solvents in API\TM.2565 v 1 OSI Approval form.pdf

01_Analytical\04_Methods\02_Method Qualifications\01_AMRI\ANC01197R.01 Particle SIze Development Report.pdf

01_Analytical\04_Methods\02_Method Qualifications\02_Bridgings\MBP-TM454-LC074.01.pdf

01_Analytical\04_Methods\02_Method Qualifications\02_Bridgings\MBR-TM454-LC074 source data.pdf

01_Analytical\04_Methods\02_Method Qualifications\02_Bridgings\MBR-TM454-LC074.00 30-Nov-2010.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\01_MQR-TM454-CA\MQR-TM454-CA.00 08-Nov-07.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\02_MTR-LC-074\Catalent method change request.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\02_MTR-LC-074\MTP-LC-074-CA.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\02_MTR-LC-074\MTR-ATP-LC-074.CA Receiving Lab (CA) data.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\02_MTR-LC-074\MTR-LC-074-CA (OSI-027RP) 30-Nov-2010.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\02_MTR-LC-074\MTR-LC-074-CA Primary Lab (CK) data.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\03_TM-127 = LC-076 (OSIP699678)\Deviation Record (OLR-M0132).pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\03_TM-127 = LC-076 (OSIP699678)\MQP-TM-127-CA.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\03_TM-127 = LC-076 (OSIP699678)\MQR-TM-127-CA (OSIP699678) 08-Nov-11.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\03_TM-127 = LC-076 (OSIP699678)\RPT-A-OLR-M0132 MQ(OSIP699678) Rev 1.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\03_TM-127 = LC-076 (OSIP699678)\RPT-A-OLR-M0132 MQ(OSIP699678).pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\04_TM-128 = LC-081 (OSIP692940)\MQP-TM-128-CA.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\03_Catalent\04_TM-128 = LC-081 (OSIP692940)\RPT-A-OLR-M0132 MQ(OSIP692940).pdf

01_Analytical\04_Methods\02_Method Qualifications\04_Cedar Knolls\MVP-LC-074-CK.01.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07081 TM451 Res Solv Protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07082 TM455 Tromethamine Validation Protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07084 TM454 Specificity Protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07087 TM455 Tromethamine Validation Report.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07088 TM454 Specificity testing review.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07089 TM451 Res Solv Final Report.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\PR-07105 TM454 Validation Review.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\re sol signature.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\Specificity development report TM454 OSi-027RP.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\Specificity protocol signature.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\TM454 Soln Stab Report 1108.00.pdf

01_Analytical\04_Methods\02_Method Qualifications\05_CML\tromethamine protocol signature.pdf

01_Analytical\04_Methods\02_Method Qualifications\06_Micron\OSI-027RP PSD MV Report June 2012 color.pdf

01_Analytical\04_Methods\02_Method Qualifications\06_Micron\OSI-027RP PSD MV Report June 2012.pdf

01_Analytical\04_Methods\02_Method Qualifications\06_Micron\PSD Method validaiton protocol OSI-027RP.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\CTMLP2208_R6_OSI-027RP Cap_ASRS.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\CTMLP2209_R4_OSI-027RP Cap_Disso.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\Method Validation (PH1) for the Determ of Diss Rel of OSI-027RP by HPLC.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\MM-1482 Micro Verification for 20,50 and 100 mg tablets .PDF

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\MM-1482 Micro Verification for 20,50 and 100 mg tablets Rev 1.PDF

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\MV Data Summary_OSI-027RP Cap_ASRS_phase II_20120411.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\MV Data Summary_OSI-027RP Cap_Diss_phase II_20120412.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-027 micro validation report 02 19 09.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-027 Tablet Micro Verification Report DN signature page.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AP-092-0212-R0 027 cap 20 mg Disso Phase 2 protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AP-093-0212-R0 027 cap 20 mg AS-RS Phase 2 protocol .pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AP-095-0312-R0 OSI-027RP Tablets Assay Protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AP-096-0312-R0 OSI-027RP Tablets Dissolution Protocol.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-056-0309-RO MV report OSI-027RP Capsule Dissolution Phase 1.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-056-0309-RO MV report OSI-027RP Capsule Dissolution.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-057-0309-R0 MV Report OSI-027RP Capsules AS-RS Phase 1.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-057-0309-R0 MV Report OSI-027RP Capsules AS-RS.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-111-0512-R0 027 cap 20 mg AS-RS Phase 2 report.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-112-0512-R0 027 cap 20 mg Disso Phase 2 report.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-113-0712-R0 MV Report OSI-027RP Tablets Assay and RS.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\OSI-AR-114-0712-R0 MV Report OSI-027RP Tablets Dissolution.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\Validation summary table CTMLP2620_R6_OSI-027RP Tab_ASRS.pdf

01_Analytical\04_Methods\02_Method Qualifications\07_Patheon\Validation summary table CTMLP2621_R5_OSI-027RP Tab_Disso.pdf

01_Analytical\04_Methods\02_Method Qualifications\08_Pii\NB VR1943 Final Assay - Rel Sub RPT.pdf

01_Analytical\04_Methods\02_Method Qualifications\08_Pii\VR 1944 Final Dissolution Validation Summary Report .pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\01_LC-074 OSI-027RP Assay RS\MQP-LC-074.SM.00 13-Sep-2010.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\01_LC-074 OSI-027RP Assay RS\MQP-LC-074-SM source data.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\01_LC-074 OSI-027RP Assay RS\MQR-LC-074-AM Primary Lab Source Data.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\01_LC-074 OSI-027RP Assay RS\MQR-LC-074-SM.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\02_LC-075 Tromethamine\MQP-LC-075-SM (tromethamine).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\02_LC-075 Tromethamine\MQR-LC-075 Tromethamine Source Data.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\02_LC-075 Tromethamine\MQR-LC-075-SM.00 (Tromethamine).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\03_LC-076 OSIP699678\Data Tables MQR-LC-076-SM.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\03_LC-076 OSIP699678\MQP-LC-076-SM source data.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\03_LC-076 OSIP699678\MQP-LC-076-SM.00 (OSIP699678).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\03_LC-076 OSIP699678\MQR-LC-076-SM.00 (OSIP699678).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\04_LC-081 OSIP692940\Data Tables MQR-LC-081-SM.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\04_LC-081 OSIP692940\MQP-LC-081-SM (OSIP692940).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\04_LC-081 OSIP692940\MQR-LC-081-SM source data.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\04_LC-081 OSIP692940\MQR-LC-081-SM.00 (OSIP692940).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\05_SAFC OP-018259 (OVI)\PROC-MAD-OP-018259 Res Sovent in OSI-027RP.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\05_SAFC OP-018259 (OVI)\QR-416 (OSI Residual Solvents).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\05_SAFC OP-018259 (OVI)\QR-426 (Residual Solvents).pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\05_SAFC OP-018259 (OVI)\QR-426 Res sol in 027RP OSI approval.pdf

01_Analytical\04_Methods\02_Method Qualifications\09_SAFC-Madison\SGS micro validation for SAFC Jan 10.pdf

01_Analytical\04_Methods\02_Method Qualifications\SGS micro validation for OSI-027RP.pdf

01_Analytical\04_Methods\03_Method Validation\OSI-027RP PSD MV Report June 2012 color.pdf

01_Analytical\04_Methods\03_Method Validation\OSI-AR-113-0712-R0 MV Report OSI-027RP Tablets Assay and RS.pdf

01_Analytical\04_Methods\03_Method Validation\OSI-AR-114-0712-R0 MV Report OSI-027RP Tablets Dissolution.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-GC-011 (1.0) OSIP166874 diacid in OSIP758725AA by GC analysis.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-GC-012 (1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-GM-065 (1.0) Karl Fischer Determination of Water in OSI-027RP Capsules.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-059 (4.0) OSI-027RP Capsules Assay + Impurities.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-060 (1.0) Dissolution of OSI-027RP Capsules by HPLC.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-074(1.0) HPLC Method for Identity, Assay, and Impurities of OSI-027RP Drug Substance.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-075 (2.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-076 (1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-080 (1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-081 (1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-082 (2.0) In-Process Reaction Monitoring.pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-085(1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-086(1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-087(1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-LC-088(1.0).pdf

01_Analytical\04_Methods\04_OSI versions\ATP-MM-008 (1.0) Microbial Limits Testing of OSI-027RP Capsules.pdf

01_Analytical\05_Microbiology\SGS micro validation for OSI-027RP.pdf

01_Analytical\06_Microscopy\OS7 Recrystallization Update_01122011_v2.pdf

01_Analytical\07_Palladium\01_7235-001\ADP ARD1210003.pdf

01_Analytical\07_Palladium\02_7235-008\ADP ARD0211001 Signed.pdf

01_Analytical\07_Palladium\02_7235-008\ADRF AD11-0043.pdf

01_Analytical\07_Palladium\03_Palladium - Intertek\OSI-027RP Palladium Analysis of Ref Std.pdf

01_Analytical\07_Palladium\OSI-027RP ICP-MS vs ICP-OES with attachments.pdf

01_Analytical\07_Palladium\OSI-027RP ICP-MS vs ICP-OES.pdf

01_Analytical\07_Palladium\Pages from CCH2-13-01 (FP-087 Pd by ICP-OES).pdf

01_Analytical\07_Palladium\Pages from CMLW-076-08-OS4 Analytical release data.pdf

01_Analytical\07_Palladium\Pages from CMLW-243-07-OS3 final analytical data from BR.pdf

01_Analytical\07_Palladium\Pages from CMLW-469-08-OS3 Analytical release data.pdf

01_Analytical\07_Palladium\Pages from QTI REPORT Ref std Aug-09.pdf

01_Analytical\07_Palladium\WCAS Pd Ir result.pdf

01_Analytical\08_Specifications\SPEC-117 (3.0) OSIP692940 (SAFC-Madison).pdf

01_Analytical\08_Specifications\SPEC-118 (2.0), OSIP692940, AMRI India.pdf

01_Analytical\08_Specifications\SPEC-119 (3.0) OSIP699678 (SAFC-Madison).pdf

01_Analytical\08_Specifications\SPEC-120 (3.0) OSIP699678 (Escientia).pdf

01_Analytical\08_Specifications\SPEC-121 (3.0) OSIP699678 (AMRI-India).pdf

01_Analytical\08_Specifications\SPEC-122 (2.0), OSI-027RP, SAFC Madison.pdf

01_Analytical\08_Specifications\SPEC-123 (2.0), OSI-027RP, AMRI-RSL.pdf

01_Analytical\08_Specifications\SPEC-124 (3.0) OSI-027 Capsules 5mg (Patheon).pdf

01_Analytical\08_Specifications\SPEC-125 (3.0) OSI-027 Capsules, 20 mg (Patheon).pdf

01_Analytical\08_Specifications\SPEC-126 (2.0), OSIP692940 (Quality).pdf

01_Analytical\08_Specifications\SPEC-127 (3.0) OSIP699678 (Quality).pdf

01_Analytical\08_Specifications\SPEC-128 (2.0), OSI-027RP (Quality).pdf

01_Analytical\08_Specifications\SPEC-129 (3.0) OSI-027 Capsules 5mg.pdf

01_Analytical\08_Specifications\SPEC-130 (3.0) OSI-027 Capsules 20 mg.pdf

01_Analytical\08_Specifications\SPEC-131 (3.0) Micronized OSI-027RP (AMRI-RSL).pdf

01_Analytical\08_Specifications\SPEC-132 (3.0) Micronized OSI-027RP (SAFC-Madison).pdf

01_Analytical\08_Specifications\SPEC-133 (3.0) Micronized OSI-027RP (Micron).pdf

01_Analytical\08_Specifications\SPEC-134 (3.0) Micronized OSI-027RP (Quality).pdf

01_Analytical\08_Specifications\SPEC-135 (1.0) OSIP692940 (SAFC-Sheboygan).pdf

01_Analytical\08_Specifications\SPEC-136 (1.0) OSIP699678 (SAFC-Sheboygan).pdf

01_Analytical\08_Specifications\SPEC-182 (4.0) OSI-027RP Tablets, 20mg (QSP).pdf

01_Analytical\08_Specifications\SPEC-183 (4.0) OSI-027RP Tablets, 50mg (QSP).pdf

01_Analytical\08_Specifications\SPEC-184 (4.0) OSI-027RP Tablets, 100mg (QSP).pdf

01_Analytical\08_Specifications\SPEC-185 (4.0) OSI-027RP Tablets, 20mg (Patheon).pdf

01_Analytical\08_Specifications\SPEC-186 (4.0) OSI-027RP Tablets, 50mg (Patheon).pdf

01_Analytical\08_Specifications\SPEC-187 (4.0) OSI-027RP Tablets, 100mg (Patheon).pdf

02_Batch Analysis Tables\01_OSI-027AA\01_09100040 AMRI 1st GMP campiagn\analytical results.pdf

02_Batch Analysis Tables\01_OSI-027AA\01_09100040 AMRI 1st GMP campiagn\OSI-027AA 09100040 yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\02_CMLW-011_08-OS3\bmr yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\02_CMLW-011_08-OS3\CMLW-011-08-OS3 IPC data.pdf

02_Batch Analysis Tables\01_OSI-027AA\02_CMLW-011_08-OS3\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\02_CMLW-011_08-OS3\traceability2.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\bmr yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\CMLW-223-07-OS2Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\pre-sample weight page.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\traceability.pdf

02_Batch Analysis Tables\01_OSI-027AA\03_CMLW-223_07-OS2\traceability2.pdf

02_Batch Analysis Tables\01_OSI-027AA\04_CMLW-230_07-OS2\bmr yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\04_CMLW-230_07-OS2\CMLW-230-07-OS2Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\04_CMLW-230_07-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\05_CMLW-232_07-OS2\bmr yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\05_CMLW-232_07-OS2\CMLW-232-07-OS2Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\05_CMLW-232_07-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\06_CMLW-423_08-OS2\ANALYTICAL_CMLW42308OS2.pdf

02_Batch Analysis Tables\01_OSI-027AA\06_CMLW-423_08-OS2\BATCH_RECORD yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\06_CMLW-423_08-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\07_CMLW-424_08-OS2\ANALYTICAL_CMLW42408OS2.pdf

02_Batch Analysis Tables\01_OSI-027AA\07_CMLW-424_08-OS2\BATCH_RECORD yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\07_CMLW-424_08-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\08_CMLW-466_09-OS2\BATCH_RECORD yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\08_CMLW-466_09-OS2\CMLW-466-09-OS2 Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\08_CMLW-466_09-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\09_CMLW-467_09-OS2\BATCH_RECORD yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\09_CMLW-467_09-OS2\CMLW-467-09-OS2 Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\09_CMLW-467_09-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\10_CMLW-475_09-OS2\BATCH_RECORD yield page.pdf

02_Batch Analysis Tables\01_OSI-027AA\10_CMLW-475_09-OS2\CMLW-475-09-OS2 Analytical.pdf

02_Batch Analysis Tables\01_OSI-027AA\10_CMLW-475_09-OS2\Presample Page.pdf

02_Batch Analysis Tables\01_OSI-027AA\11_OS7-001 batch SAFC\step 2 analytical release.pdf

02_Batch Analysis Tables\01_OSI-027AA\11_OS7-001 batch SAFC\step 2 bmr extract.pdf

02_Batch Analysis Tables\01_OSI-027AA\12_OS7-002 SAFC\analytical step 2.9x OSI-027AA.pdf

02_Batch Analysis Tables\01_OSI-027AA\12_OS7-002 SAFC\Yield OSI-027AA OS7-002.pdf

02_Batch Analysis Tables\01_OSI-027AA\CML OSI-027RP Campaign Report Batch CMLW-469-08-OS3 OCT2008.pdf

02_Batch Analysis Tables\01_OSI-027AA\CML OSI-027RP GMP Campaign Report Batch CMLW-501-09-OS3 AUG2009.pdf

02_Batch Analysis Tables\02_OSI-027RP\01_AMRI 09100041\09100041 OSI COA.pdf

02_Batch Analysis Tables\02_OSI-027RP\01_AMRI 09100041\09100041 yield pages.pdf

02_Batch Analysis Tables\02_OSI-027RP\02_AMRI 09120061\OSI-027 API lot 09120061 CoA.pdf

02_Batch Analysis Tables\02_OSI-027RP\02_AMRI 09120061\OSI-027RP 09120061 CofA.pdf

02_Batch Analysis Tables\02_OSI-027RP\03_AMRI-Micron 111364\111364 Micron MBR.pdf

02_Batch Analysis Tables\02_OSI-027RP\03_AMRI-Micron 111364\OSI-027RP lot 111364 Final Astellas Release documentation.pdf

02_Batch Analysis Tables\02_OSI-027RP\04_AMRI-Micron 121439\OSI-027 API lot 121439 CoA.pdf

02_Batch Analysis Tables\02_OSI-027RP\05_CML 970-95-1\970-95-1 Data.PDF

02_Batch Analysis Tables\02_OSI-027RP\05_CML 970-95-1\OSI-027 Tox lot COA 970-95-1.pdf

02_Batch Analysis Tables\02_OSI-027RP\06_CMLW-011_08-OS3\CMLW-011-08-OS3 BPR yield pre samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\06_CMLW-011_08-OS3\CMLW-011-08-OS3 BPR yield.pdf

02_Batch Analysis Tables\02_OSI-027RP\06_CMLW-011_08-OS3\CMLW-011-08-OS3 Release specs_.pdf

02_Batch Analysis Tables\02_OSI-027RP\06_CMLW-011_08-OS3\OOS2008-006 micro.pdf

02_Batch Analysis Tables\02_OSI-027RP\07_CMLW-076-08-OS4\CMLW-076-08-OS4 BPR yield pre samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\07_CMLW-076-08-OS4\CMLW-076-08-OS4 BPR yield.pdf

02_Batch Analysis Tables\02_OSI-027RP\07_CMLW-076-08-OS4\CMLW-076-08-OS4 OSI COA.pdf

02_Batch Analysis Tables\02_OSI-027RP\07_CMLW-076-08-OS4\CMLW-076-08-OS4.pdf

02_Batch Analysis Tables\02_OSI-027RP\08_CMLW-243_07-OS3\CMLW-24307-OS3 yield before samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\08_CMLW-243_07-OS3\CMLW-24307-OS3-2 yield.pdf

02_Batch Analysis Tables\02_OSI-027RP\08_CMLW-243_07-OS3\CMLW-243-07-OS3finalanalytical.pdf

02_Batch Analysis Tables\02_OSI-027RP\08_CMLW-243_07-OS3\COA CMLW-243-07-OS3.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\CMLW-469_08-0S3.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\CMLW-469-08-OS3 OSI COA.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\CMLW46908OS3_yield after samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\CMLW46908OS3_yield pre-samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\QC_TEST_RECORD_CMLW46908OS3.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\RESIDUAL_SOLVENT_DATA_TM451.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\TM454_IMPURITIES_AND_ASSAY_ANALYTICAL_DATA_NEW.pdf

02_Batch Analysis Tables\02_OSI-027RP\09_CMLW-469_08-0S3\TROMETHAMINE_DATA_TM455.pdf

02_Batch Analysis Tables\02_OSI-027RP\10_CMLW-501_09-OS3\CMLW-501-09-OS3 Analytical.pdf

02_Batch Analysis Tables\02_OSI-027RP\10_CMLW-501_09-OS3\CMLW-501-09-OS3 CoA.pdf

02_Batch Analysis Tables\02_OSI-027RP\10_CMLW-501_09-OS3\CMLW-501-09-OS3 yield after samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\10_CMLW-501_09-OS3\CMLW-501-09-OS3 yield pre-samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\11_MDM-X-186-3 AMRI demo batch\AMRI Summary of Results.pdf

02_Batch Analysis Tables\02_OSI-027RP\11_MDM-X-186-3 AMRI demo batch\OSI-027RP Demo Critical Test Data.pdf

02_Batch Analysis Tables\02_OSI-027RP\12_SAFC 1012OS701\1012OS701 CofA.pdf

02_Batch Analysis Tables\02_OSI-027RP\12_SAFC 1012OS701\OS7-002 bmr final released amount.pdf

02_Batch Analysis Tables\02_OSI-027RP\12_SAFC 1012OS701\OS7-002 bmr samples.pdf

02_Batch Analysis Tables\02_OSI-027RP\13_SAFC 1102OS701\1102OS701 BMR weights.pdf

02_Batch Analysis Tables\02_OSI-027RP\13_SAFC 1102OS701\1102OS701 COA.pdf

02_Batch Analysis Tables\02_OSI-027RP\14_SAFC 1004391017\CofA OS7 Lot_1004391017.pdf

02_Batch Analysis Tables\02_OSI-027RP\14_SAFC 1004391017\Data OS7 Lot_1004391017.pdf

02_Batch Analysis Tables\02_OSI-027RP\14_SAFC 1004391017\Qual run campaign summary report.pdf

02_Batch Analysis Tables\02_OSI-027RP\15_SAFC 1008391022\OS7 Lot_1008391022 CofA.pdf

02_Batch Analysis Tables\02_OSI-027RP\15_SAFC 1008391022\OS7 lot_1008391022 data.pdf

02_Batch Analysis Tables\02_OSI-027RP\15_SAFC 1008391022\SAFC OS7-001 campaign report Jan 11.pdf

02_Batch Analysis Tables\02_OSI-027RP\16_SAFC-Micron 111363\111363 Micron MBR.pdf

02_Batch Analysis Tables\02_OSI-027RP\16_SAFC-Micron 111363\OSI-027RP lot 111363 Final Astellas Release documentation.pdf

02_Batch Analysis Tables\03_OSIP692940\01_AMRI IN-APR-E-175\IN-APR-E-175.pdf

02_Batch Analysis Tables\03_OSIP692940\01_AMRI IN-APR-E-175\R12011590.pdf

02_Batch Analysis Tables\03_OSIP692940\02_AMRI IN-GMR-B-103\OSIP692940 COA for batch_-IN-GMR-B-103.pdf

02_Batch Analysis Tables\03_OSIP692940\02_AMRI IN-GMR-B-103\OSIP692940, Lot _ R10008003 Release Data Package.pdf

02_Batch Analysis Tables\03_OSIP692940\03_CML 975-11-4 07-1107-68\CML LOT 07-1107-68.pdf

02_Batch Analysis Tables\03_OSIP692940\03_CML 975-11-4 07-1107-68\CML OSIP692940 Manufacturing Report JUL2007.pdf

02_Batch Analysis Tables\03_OSIP692940\04_CML 975-11-41 07-1107-69\CML LOT 07-1107-69.pdf

02_Batch Analysis Tables\03_OSIP692940\04_CML 975-11-41 07-1107-69\CML OSIP692940 Manufacturing Report JUL2007.pdf

02_Batch Analysis Tables\03_OSIP692940\05_CML 975-48-2 07-3008-53\CML LOT 07-3008-53 retest.pdf

02_Batch Analysis Tables\03_OSIP692940\05_CML 975-48-2 07-3008-53\CML Lot 07-3008-53.pdf

02_Batch Analysis Tables\03_OSIP692940\06_SAFC 08196CM\SAFC LOT 08196CM Sheboygan data.pdf

02_Batch Analysis Tables\03_OSIP692940\07_SAFC 85596MK MI 12067\SAFC LOT 85596MK Sheboygan data.pdf

02_Batch Analysis Tables\03_OSIP692940\07_SAFC 85596MK MI 12067\SAFC MI 12067 Madison data.pdf

02_Batch Analysis Tables\03_OSIP692940\07_SAFC 85596MK MI 12067\SAFC Q4689-4 OSIP692940 20kg Jun 10.pdf

02_Batch Analysis Tables\04_OSIP699678\01_AMRI IN-BRP-D-86\Analytical Results for IN-BRP-D-86.pdf

02_Batch Analysis Tables\04_OSIP699678\01_AMRI IN-BRP-D-86\HRC COA IN-BRP-D-86.pdf

02_Batch Analysis Tables\04_OSIP699678\01_AMRI IN-BRP-D-86\OSIP699678, Lot _ R10008041 Release Data Package.pdf

02_Batch Analysis Tables\04_OSIP699678\02_AMRI IN-BRP-D-94\IN-BRP-D-94 analytical data.pdf

02_Batch Analysis Tables\04_OSIP699678\02_AMRI IN-BRP-D-94\IN-BRP-D-94 CoA.pdf

02_Batch Analysis Tables\04_OSIP699678\02_AMRI IN-BRP-D-94\R10008241 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\03_CML 06-1509-67 975-93-1\CML Lot 06-1509-67 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\03_CML 06-1509-67 975-93-1\report1-1.pdf

02_Batch Analysis Tables\04_OSIP699678\04_CML 07-2607-62\batch size from report.pdf

02_Batch Analysis Tables\04_OSIP699678\04_CML 07-2607-62\CML Lot 07-2607-62 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\05_CML 07-2707-63\CML Lot 07-2707-63 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\06_CML 08-0107-69\CML Lot 08-0107-69 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\07_CML 08-2808-52 975-66-3\CML Lot 08-2808-52 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\08_SAFC 34996PK MI 12605\34996PK Sheboygan COA.pdf

02_Batch Analysis Tables\04_OSIP699678\08_SAFC 34996PK MI 12605\SAFC Lot 20000195259 Release Data.pdf

02_Batch Analysis Tables\04_OSIP699678\08_SAFC 34996PK MI 12605\SAFC lot_34996PK Sheboygan data.pdf

02_Batch Analysis Tables\04_OSIP699678\08_SAFC 34996PK MI 12605\SAFC Q4692-4 OSIP690678 9kg Jun 10.pdf

02_Batch Analysis Tables\04_OSIP699678\09_SAFC 65096DM\AMRI R12011609 sample disposition summary.pdf

02_Batch Analysis Tables\04_OSIP699678\09_SAFC 65096DM\COA Q46924 lot 65096DM.pdf

02_Batch Analysis Tables\04_OSIP699678\10_SAFC MI 13049\COA Escientia Lot ELS016-0610-001.pdf

02_Batch Analysis Tables\04_OSIP699678\10_SAFC MI 13049\OSIP699678 MI_13049 release data packet.pdf

02_Batch Analysis Tables\05_OSIP700068\01_09100038 AMRI\09100038 Release Data.pdf

02_Batch Analysis Tables\05_OSIP700068\01_09100038 AMRI\OSIP700068 09100038 yield page.pdf

02_Batch Analysis Tables\05_OSIP700068\02_09120058 AMRI\09120058 Release.pdf

02_Batch Analysis Tables\05_OSIP700068\03_CMLW-195_07-OS1\CMLW-195-07-OS1 Analytical.pdf

02_Batch Analysis Tables\05_OSIP700068\03_CMLW-195_07-OS1\CMLW-195-07-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\03_CMLW-195_07-OS1\CMLW-195-07-OS1 yield pre-samples.pdf

02_Batch Analysis Tables\05_OSIP700068\04_CMLW-206_07-OS1\CMLW-206-07-OS1 Analytical.pdf

02_Batch Analysis Tables\05_OSIP700068\04_CMLW-206_07-OS1\CMLW-206-07-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\04_CMLW-206_07-OS1\CMLW-206-07-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\05_CMLW-207_07-OS1\CMLW-207-07-OS1 Analytical.pdf

02_Batch Analysis Tables\05_OSIP700068\05_CMLW-207_07-OS1\CMLW-207-07-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\05_CMLW-207_07-OS1\CMLW-207-07-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\06_CMLW-210_07-OS1\CMLW-210-07-OS1 Analytical.pdf

02_Batch Analysis Tables\05_OSIP700068\06_CMLW-210_07-OS1\CMLW-210-07-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\06_CMLW-210_07-OS1\CMLW-210-07-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\07_CMLW-393_08-OS1\Analytical_CMLW39308OS1.pdf

02_Batch Analysis Tables\05_OSIP700068\07_CMLW-393_08-OS1\CMLW-393-08-O1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\07_CMLW-393_08-OS1\CMLW-393-08-O1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\08_CMLW-401_08-OS1\Analytical_CMLW40108OS1.pdf

02_Batch Analysis Tables\05_OSIP700068\08_CMLW-401_08-OS1\CMLW-401-08-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\08_CMLW-401_08-OS1\CMLW-401-08-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\09_CMLW-414_09-OS1\CMLW-414-09-OS1 QC.pdf

02_Batch Analysis Tables\05_OSIP700068\09_CMLW-414_09-OS1\CMLW-414-09-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\09_CMLW-414_09-OS1\CMLW-414-09-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\10_CMLW-418_08-OS1\Analytical_CMLW41808OS1.pdf

02_Batch Analysis Tables\05_OSIP700068\10_CMLW-418_08-OS1\CMLW-418-08-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\10_CMLW-418_08-OS1\CMLW-418-08-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\11_CMLW-419_08-OS1\Analytical_CMLW41908OS1.pdf

02_Batch Analysis Tables\05_OSIP700068\11_CMLW-419_08-OS1\CMLW-419-08-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\11_CMLW-419_08-OS1\CMLW-419-08-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\12_CMLW-423_09-OS1\CMLW-423-09-OS1 QC.pdf

02_Batch Analysis Tables\05_OSIP700068\12_CMLW-423_09-OS1\CMLW-423-09-OS1 yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\12_CMLW-423_09-OS1\CMLW-423-09-OS1 yield pre samples.pdf

02_Batch Analysis Tables\05_OSIP700068\13_CMLW-424_09-OS1\CMLW-424-09-OS1 QC.pdf

02_Batch Analysis Tables\05_OSIP700068\13_CMLW-424_09-OS1\yield after samples.pdf

02_Batch Analysis Tables\05_OSIP700068\13_CMLW-424_09-OS1\yield pre-samples.pdf

02_Batch Analysis Tables\05_OSIP700068\14_OS7-001 batch SAFC\step 1 analytical release.pdf

02_Batch Analysis Tables\05_OSIP700068\14_OS7-001 batch SAFC\step 1 bmr page with yield.pdf

02_Batch Analysis Tables\05_OSIP700068\15_OS7-002 SAFC\OS7-002 step 1 OSIP700068 release.pdf

02_Batch Analysis Tables\05_OSIP700068\15_OS7-002 SAFC\OS7-002 Yield calculation.JPG

03_Contractors\01_AMRI\_0912150857_001 TSCA form.pdf

03_Contractors\01_AMRI\01_2012 API batch documentation\699678 release data AMRI Rec R12011609.pdf

03_Contractors\01_AMRI\01_2012 API batch documentation\OSIP692940, Lot R12011590 Notebook Pages.pdf

03_Contractors\01_AMRI\01_2012 API batch documentation\OSIP692940, Lot R12011590 Release Data Package.pdf

03_Contractors\01_AMRI\01_2012 API batch documentation\OSIP699678, Lot R12011609 Notebook Pages.pdf

03_Contractors\01_AMRI\01_2012 API batch documentation\OSIP699678, Lot R12011609 Release Data Package.pdf

03_Contractors\01_AMRI\02_COAs\111364 COA Not for Human use pg 3.pdf

03_Contractors\01_AMRI\02_COAs\111364 OSI COA Revised 15-Jun-2012.pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\111364 Micron Test results for milled 09100041.pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\111364 Pd and Ir memo.pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\111364 Pd and Ir Testing memo 14-Oct-2011 .pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\AMRI Summary of Results, OSI-027RP, Lot 111364 .pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\OSI-027RP, Lot 111364 Data Package.pdf

03_Contractors\01_AMRI\02_COAs\Lot 09100041 and 111364\OSI-027RP, Lot 111364 Notebook Pages.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027 API lot 09120061 CoA.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027 API lot 09120061 release.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027 API lot 121439 CoA.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027 API lot 121439 release.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027RP 09120061_CoA.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027RP AMRI COA Lot 09100041.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027RP Lot 111364 COA Not for Human Use.pdf

03_Contractors\01_AMRI\02_COAs\OSI-027RP lot 111364 Final Astellas Release documentation (COA, Micron Release shipment, COC).pdf

03_Contractors\01_AMRI\02_COAs\OSI-027RP MTI Lot121439 CofA[2].pdf

03_Contractors\01_AMRI\02_COAs\pg 1.pdf

03_Contractors\01_AMRI\02_COAs\pg 2.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\11642000 OSIP692940 v1 effective.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\11642020 OSIP699678 v2 effective .pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\Approval letter for OSIP699678 monograph v2 18-Oct-2010.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\Approval letter for OSIP692940 monograph 21-Sep-2010pdf.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\Approval letter OSIP699678 monograph v3 26-Mar-2012.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\OSIP692940 V2.pdf

03_Contractors\01_AMRI\03_Monographs\01_Starting Materials Mongoraphs\OSIP699678 Monograph v3- Effective Date 3_30_12.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC10 OSIP700068 Reactor Drying.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC20 OSIP700068 Reaction Conversion of OSIP699678 to OSIP760500.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC30 OSIP700068 Reaction Conversion of OSIP760500 to OSIP700024.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC40 OSIP700068 Dryer Monitoring for OSIP700024.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC50 OSIP700068 Reaction Conversion of OSIP700024 to OSIP700068.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 IPC60 OSIP700068 Dryer Monitoring for OSIP700068.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\21900000 OSIP700068.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\Approval letter for IPC10 OSIP700068 Reactor Drying.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\Approval letter for OSIP700068 21900000 IPC60 OSIP700068.pdf

03_Contractors\01_AMRI\03_Monographs\02_Stage 1 Monographs\Stage 1 Effective Monographs.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\21901000 IPC20 OSI-027AA Residual Chloride Content.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\21901000 IPC30 OSI-027AA Dryer Monitoring for OSI-027AA.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\21901000 OSI-027AA Intermediate.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\Approval letter for OSI-027AA 21901000 IPC 30 Dryer Monitoring.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\Approval Letter for OSI-027AA 21901000 IPC20 Residual Chloride.pdf

03_Contractors\01_AMRI\03_Monographs\03_Stage 2 Monographs (027AA)\Approval letter for OSI-027AA Intermediate.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\21902000 IPC10 OSI-027RP OSI-027RP Dryer Monitoring 16-Dec-2010.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\21902070 v 1.0 OSI-027RP Micronized.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\21902070 v 2.0 OSI-027RP Micronized.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\Approval letter for Bulk OSI-027RP.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\Approval letter for IPC 10 OSI-027RP Dryer Monitoring.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\Approval lettter for IPC10 OSI-027RP Dryer Monitoring V2 .pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\non-effective 21902000 IPC10 OSI-027RP OSI-027RP Dryer Monitoring.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\OSI-027RP Bulk Monograph, Revision 02 Effective Dec 2012.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\OSI-027RP Effective Monograph.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\OSI-027RP IPC10 Dryer Monitoring V2.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\OSI-027RP Micronized Monograph v2.pdf

03_Contractors\01_AMRI\03_Monographs\04_Stage 3 Monographs (027RP)\OSI-027RP Monograph V2 Effective Feb. 27 2012.pdf

03_Contractors\01_AMRI\7400-34-01 jet milled in CK- partial testing at AMRI.pdf

03_Contractors\01_AMRI\7400-67-01 2x jet milled in CK CofA.pdf

03_Contractors\01_AMRI\7400-67-01 XRPD and PSD with dry dispersion.pdf

03_Contractors\01_AMRI\AMRI Proposal 111221-154605, 10kg of micronized OSI-027, Jan 16, 2012.pdf

03_Contractors\01_AMRI\BSE-TSE lot 09100041.pdf

03_Contractors\01_AMRI\Campaign Summary Report.pdf

03_Contractors\01_AMRI\MDM-AA-6 in MeOD from use test of SM for Aug 2012 campaign.pdf

03_Contractors\01_AMRI\Method change control form Res solv + method approval TM2565.pdf

03_Contractors\01_AMRI\OOS-2011-0005.pdf

03_Contractors\01_AMRI\OSI-027RP 09100041 MBR.pdf

03_Contractors\01_AMRI\OSI-027RP 1kg demo batch report AMRI.pdf

03_Contractors\01_AMRI\Patheon memo for GMP storage of OSI-027RP AMRI Lot 09100041.pdf

03_Contractors\01_AMRI\PSD with TM2650.pdf

03_Contractors\01_AMRI\signature pages for Res Solvent method change-CAPA closure.pdf

03_Contractors\02_Cambridge Major\01_Chromatograms\AR-M620N_20080110_171114 AA and RP IPC.pdf

03_Contractors\02_Cambridge Major\01_Chromatograms\AR-M620N_20080126_144926.pdf

03_Contractors\02_Cambridge Major\01_Chromatograms\Cis-Spike.pdf

03_Contractors\02_Cambridge Major\01_Chromatograms\OSI-027 sodium salt spike.pdf

03_Contractors\02_Cambridge Major\02_COA\970-95-1 Data.pdf

03_Contractors\02_Cambridge Major\02_COA\CML COA 970-95-1 Rev 1.pdf

03_Contractors\02_Cambridge Major\02_COA\CML REF STD COA 975-18-1.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-076-08-OS4 OSI COA 5-Nov-08 update.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-243-07-OS3 11-Mar-2011.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-469-08-OS3 OSI COA 11-Mar-2011pdf.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-469-08-OS3 OSI COA re-issue Jan-2011.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-469-08-OS3 OSI COA re-issue Feb 2012.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\current\CMLW-501-09-OS3 OSI COA 11-Mar-2011.pdf

03_Contractors\02_Cambridge Major\02_COA\GMP batch data\XRPD - particle size 2007-0433-CC.pdf

03_Contractors\02_Cambridge Major\02_COA\OSI COA 970-95-1 Tox lot.pdf

03_Contractors\02_Cambridge Major\02_COA\OSI REF STD NOR RS- 975-18-1.pdf

03_Contractors\02_Cambridge Major\02_COA\OSI-027AQ CML COA 970-60-1.pdf

03_Contractors\02_Cambridge Major\027 interim COA.pdf

03_Contractors\02_Cambridge Major\027 Ref std Characterization signature.pdf

03_Contractors\02_Cambridge Major\03_Impurities in OSI-027 and synthesis\Structures for diacid impurity .pdf

03_Contractors\02_Cambridge Major\04_investigations\CHANGE_CONTROL_FINAL_PG3.pdf

03_Contractors\02_Cambridge Major\04_investigations\CHANGE_CONTROL_FINAL_PG4.pdf

03_Contractors\02_Cambridge Major\04_investigations\CHANGE_CONTROL_PG_1.pdf

03_Contractors\02_Cambridge Major\04_investigations\CHANGE_CONTROL_PG2.pdf

03_Contractors\02_Cambridge Major\04_investigations\OOS2008-006 micro inv CMLW-076-08-OS4.pdf

03_Contractors\02_Cambridge Major\05_Pd\CCH2-13-01 (FP-087 Pd by ICP-OES).pdf

03_Contractors\02_Cambridge Major\05_Pd\QTI REPORT Ref std Aug-09.pdf

03_Contractors\02_Cambridge Major\05_Pd\WCAS Pd Ir result.pdf

03_Contractors\02_Cambridge Major\API retest plan for CML.pdf

03_Contractors\02_Cambridge Major\BSE-TSE Letter - 11-06-08.pdf

03_Contractors\02_Cambridge Major\BSETSE, OSI-027RP- Rev 1- Signed 19-Dec-08.pdf

03_Contractors\02_Cambridge Major\CML CC.pdf

03_Contractors\02_Cambridge Major\CML HPLC method CC approval.pdf

03_Contractors\02_Cambridge Major\KF at Prevalere.pdf

03_Contractors\02_Cambridge Major\lot 2 identification.pdf

03_Contractors\02_Cambridge Major\Micro Investigation report from Geneva-CML.pdf

03_Contractors\02_Cambridge Major\OSI COA CMLW-243-07-OS3.pdf

03_Contractors\02_Cambridge Major\OSI-027 COA.pdf

03_Contractors\02_Cambridge Major\OSI-027 Solution Stability Memo 25-May-07.pdf

03_Contractors\02_Cambridge Major\OSI-027RP NOR Tox lot.pdf

03_Contractors\02_Cambridge Major\OSI-027RP Ref Std Report 1107 00.pdf

03_Contractors\02_Cambridge Major\ref std approvals 027.pdf

03_Contractors\02_Cambridge Major\Residual Solvent Validation Protocol-CML.pdf

03_Contractors\02_Cambridge Major\Specificity Testing.pdf

03_Contractors\02_Cambridge Major\Tromethamine Valdation Protocol signature.pdf

03_Contractors\03_Micron Technologies\09100041 XRPD.pdf

03_Contractors\03_Micron Technologies\101295-SOW fully executed.pdf

03_Contractors\03_Micron Technologies\121439 Particle Size initial.pdf

03_Contractors\03_Micron Technologies\121439.pdf

03_Contractors\03_Micron Technologies\7400-34-01 COA.pdf

03_Contractors\03_Micron Technologies\7400-34-01 XRPD.pdf

03_Contractors\03_Micron Technologies\7400-67-01 CofA.pdf

03_Contractors\03_Micron Technologies\7400-67-01 XRPD .pdf

03_Contractors\03_Micron Technologies\Acquisition letter to clients 3-21-13.pdf

03_Contractors\03_Micron Technologies\certs of release 111363 and 111364.pdf

03_Contractors\03_Micron Technologies\Micron External Submission Form signed 4-Jun-2012.pdf

03_Contractors\03_Micron Technologies\OSI-027 Samples Memo to Micron Technologies-Peter Nelson .pdf

03_Contractors\03_Micron Technologies\OSI-027RP Ref std RS-975-18-1 IR spectrumt.pdf

03_Contractors\03_Micron Technologies\PSD and XRPD of Lot CMLW 501 09 OS3.pdf

03_Contractors\03_Micron Technologies\PSD with TM2650.pdf

03_Contractors\03_Micron Technologies\RS-975-18-1 XRPD.pdf

03_Contractors\03_Micron Technologies\XRPD and PSD with dry dispersion.pdf

03_Contractors\03_Micron Technologies\XRPD-Micron Tech Report 2007-0547.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\ARF for AMRI API 16-Mar-2011.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\ARF for CML API, revised Mar-2011pdf.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\ARF for SAFC -Micron 22-Sep-2011.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\memo to release OSI-027RP API's SAFC and AMRI milled.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\OSI-027RP ADRF revision memo.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\ovi.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\Patheon ARF for OSI-027 from CML.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\Patheon OSI-027Analytical Release Form Dec 08.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\Residual Solvent letter for AMRI OSI-027RP to Patheon.pdf

03_Contractors\04_Patheon\01_ARFs Res Solv letters\Residual Solvent letter for SAFC-Madison OSI-027RP to Patheon.pdf

03_Contractors\04_Patheon\02_COAs\01_2 year exp Updated Capsule COA\20mg C1640A001 24m.pdf

03_Contractors\04_Patheon\02_COAs\01_2 year exp Updated Capsule COA\5mg C1639A001 24m.pdf

03_Contractors\04_Patheon\02_COAs\02_3 year exp updated Capsule COA\CoA C1639A001 Dec 2011.pdf

03_Contractors\04_Patheon\02_COAs\02_3 year exp updated Capsule COA\CoA C1640A001 Dec 2011.pdf

03_Contractors\04_Patheon\02_COAs\03_5 year exp Updated Capsule COA\OSI-027 20mg caps lot C1640A001 CoA.pdf

03_Contractors\04_Patheon\02_COAs\03_5 year exp Updated Capsule COA\OSI-027 20mg caps lot CFVH CoA.pdf

03_Contractors\04_Patheon\02_COAs\03_5 year exp Updated Capsule COA\OSI-027 20mg caps lot HBVC CoA.pdf

03_Contractors\04_Patheon\02_COAs\03_5 year exp Updated Capsule COA\OSI-027 5mg caps lot C1639A001 CoA.pdf

03_Contractors\04_Patheon\02_COAs\03_5 year exp Updated Capsule COA\OSI-027 5mg caps lot CFVG CoA.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\BU_HBVB.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\BU_OSI-027RP 20 mg Capsules Lot HBVB.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\CoA_BP_HBVB(20mg)_Corrected.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP 20mg Capsules Lot C1640001 CofA (Bulk Product).pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP 20mg Capsules Lot C1640A001 CofA (Finished Product).pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP 5mg Capsules Lot C1639001 CofA (Bulk Product).pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP 5mg Capsules Lot C1639A001 CofA (Finished Product).pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP blend CFVC moisture.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP blend uniformity CFVC set 1.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP blend uniformity OSI2GCOM0201.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP Capsules 20mg Lot CFVF CFVH Patheon COA.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP Capsules 5mg Lot CFVD CFVG Patheon COA.pdf

03_Contractors\04_Patheon\02_COAs\04_Patheon Release Cap data\OSI-027RP Capsules, 20mg CoA_BP_HBVB - FP_HBVC.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\BU_OSI2T005MG0501Pre-Blend 0601Pre-Blend_5 10 18 min 120MG0101 0201 5MG0401 0501 0601.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\BU_OSI2T5MG0201 100MG0501 100MG0601 100MG0701-Corrected.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 100mg lot HSNX CoA 25 Mar 2013.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 100mg lot HSNX release.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 20mg lot HSNT CoA 25 Mar 2013.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 20mg lot HSNT release.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 50mg lot HSNV CoA 25 Mar 2013.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027 50mg lot HSNV release.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP 100mg Core Tablet Lot OSI2T100MG0801.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP 20mg Core Tablet Lot OSI2T20MG0101.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP 5mg Core Tablet Lot OSI2T5MG0301.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP blend uniformity OSI2T100mg0801 set 2.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP blend uniformity OSI2T5mg0301 set 2.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Ribbon Dimension Envelope Density OSI2GCOM0201.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablet Ribbon Dimension Density_OSI2T005MG0401 0501 0601 120MG0101 0201.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1301.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1401.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1501.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1601.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG0501.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG0601.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG0701.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG1301.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG1401.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG1501.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T100MG1601.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\OSI-027RP Tablets, Blend Uniformity lot OSI2T5MG0201.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\Patheon BP and FP COAs\HSNV(50mg) HSNT(20mg) HSNX(100mg)_FP_CoA.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\Patheon BP and FP COAs\OSI-027RP Tablets, 100mg HMCT.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\Patheon BP and FP COAs\OSI-027RP Tablets, 20mg HMCK.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\Patheon BP and FP COAs\OSI-027RP Tablets, 50mg HMCP.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\SPL-1208107-P 20 mg Feas CU.pdf

03_Contractors\04_Patheon\02_COAs\05_Tablets\SPL-1208108-P 50 mg Feas CU.pdf

03_Contractors\04_Patheon\02_COAs\OSI-027 Astellas QA release HBVC 20 mg caps.pdf

03_Contractors\04_Patheon\02_COAs\OSI-027 CoA lot HBVC 20 mg caps 18-Jun-2012.pdf

03_Contractors\04_Patheon\02_COAs\OSI-027RP 20 mg Capsules Lot CFVH COA.pdf

03_Contractors\04_Patheon\02_COAs\OSI-027RP 5 mg Capsules Lot CFVG COA.pdf

03_Contractors\04_Patheon\027 cap micro verification memo.pdf

03_Contractors\04_Patheon\027 tablet micro verification memo.pdf

03_Contractors\04_Patheon\03_Investigations\Attachment 1_Investigation 50717.pdf

03_Contractors\04_Patheon\03_Investigations\HMCT_UR_52444.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\027 Cleaning method.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\AS_RS Method CTMLP-2208 R 1 AS-RS + MV summary data.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\Diss Method CTMLP-2209 R 1 Dissolution + MV summary data.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\Diss MV report.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\Final signature for AS-RS MV Reprot.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\OSI MV Protocol for Assay and RS of OSI-027RP Capsules 13-Jan-09.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\OSI MV Protocol for Dissolution of OSI-027RP Capsules 13-Jan-09.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\OSI-AR-056-0309-RO MV report OSI-027RP Capsule Dissolution Phase 1.pdf

03_Contractors\04_Patheon\04_Method Qual data-First Methods\OSI-AR-057-0309-R0 MV Report OSI-027RP Capsules AS-RS Phase 1.pdf

03_Contractors\04_Patheon\05_Specs\20 and 5 mg OSI-027 cap BP specs rev 6-Jun-2012 .pdf

03_Contractors\04_Patheon\05_Specs\20mg cap Patheon BP spec.pdf

03_Contractors\04_Patheon\05_Specs\20mg cap Patheon FP spec.pdf

03_Contractors\04_Patheon\05_Specs\5mg cap Patheon BP spec.pdf

03_Contractors\04_Patheon\05_Specs\5mg cap Patheon FP spec.pdf

03_Contractors\04_Patheon\05_Specs\OSI_027RP 20 mg Capsules_BP.R1 OSI-SPEC-045-0109-R1.pdf

03_Contractors\04_Patheon\05_Specs\OSI_027RP 5 mg Capsules_BP.R1 OSI-SPEC-044-0109-R1.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\BP_Spec_OSI-027RP Tab_100mg_OSI-SPEC-107-0512-R0.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\BP_Spec_OSI-027RP Tab_20mg_OSI-SPEC-106-0512-R0.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\BP_Spec_OSI-027RP Tab_50mg_OSI-SPEC-105-0512-R0.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\FP_Spec_OSI-027RP Tab_100mg_OSI-SPEC-104-0512-R0.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\FP_Spec_OSI-027RP Tab_20mg_OSI-SPEC-103-0512-R0.pdf

03_Contractors\04_Patheon\05_Specs\Tablets\FP_Spec_OSI-027RP Tab_50mg_OSI-SPEC-102-0512-R0.pdf

03_Contractors\04_Patheon\API release letter - 20090108103654965.pdf

03_Contractors\04_Patheon\CC to extend milled API to 9 months Patheon doc 2012-OS-0568.pdf

03_Contractors\04_Patheon\Client Letter - OSI-027RP.pdf

03_Contractors\04_Patheon\CTMLP2209_R2_OSI-027RP Cap_Disso 29-Sep-2011 OSi approvalpdf.pdf

03_Contractors\04_Patheon\CTMLP2209_R2_OSI-027RP Cap_Disso.pdf

03_Contractors\04_Patheon\Data sheets for OSI-027 to Patheon.pdf

03_Contractors\04_Patheon\MA_005C OSI-027 Caps.pdf

03_Contractors\04_Patheon\Memo-OSI-027RP CRT.pdf

03_Contractors\04_Patheon\OOS Client Detailed Report- OOS 50717.pdf

03_Contractors\04_Patheon\OOS_52444_Client Report. + Att 1 + OSI Sign off 23-Jul-2012pdf.pdf

03_Contractors\04_Patheon\OOS_52444_Client Report. + OSI Sign off 23-Jul-2012pdf.pdf

03_Contractors\04_Patheon\res solvent letter OSI-027.pdf

03_Contractors\05_PII\01_Capsules\01_2007 Clinical Batches\027 release docs.pdf

03_Contractors\05_PII\01_Capsules\01_2007 Clinical Batches\13802.001A Packaging Record.pdf

03_Contractors\05_PII\01_Capsules\01_2007 Clinical Batches\13803.001A Packaging Record.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\01_2 year exp update COAs\20mg 13803.001A 24m.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\01_2 year exp update COAs\20mg 13803.002A 24m.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\01_2 year exp update COAs\5mg 13802.001A 24m.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\01_2 year exp update COAs\5mg 13802.002A 24m.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\02_3 year Exp update COAs\CoA 13802.001A Oct 2010.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\02_3 year Exp update COAs\CoA 13802.002A Mar 2011.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\02_3 year Exp update COAs\CoA 13803.001A Oct 2010.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\02_3 year Exp update COAs\CoA 13803.002A Mar 2011.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\027 cofa 13802-001A and 13803-001A final 5-Mar-08.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\13802.002 rev1.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\13803.001 record.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\13803.002 rev 1.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\20080212093724706.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\COA 20 mg caps 13803.002A 2-Mar-09.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\COA 5 mg caps 13802.002A 2-Mar-09.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\Cof A 20mg capsule Lot 13803-001A Rev 2 30-Apr-08.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\Cof A 5mg capsule Lot 13802-001A Rev 2 30-Apr-08.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\OSI COA 13802.001A rev 14-Jul-08.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\OSI COA 13802-002A 5mg 14-Jul-08.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\OSI COA 13803.001A rev 14-Jul-08 .pdf

03_Contractors\05_PII\01_Capsules\02_COAs\OSI COA 13803-002A 20mg CofA.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\OSI CofA 13803-001 and 13802-001.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\Pii CofA 13801.002 common blend.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\Pii CofA 13802.002 5mg.pdf

03_Contractors\05_PII\01_Capsules\02_COAs\Pii CofA 13803.002 20mg.pdf

03_Contractors\05_PII\01_Capsules\03_Specifications\OSI-027 Capsules 5mg 20mg Release Testing Specifications.pdf

03_Contractors\05_PII\01_Capsules\F-2484-019B-TR07-1915_DP.PDF

03_Contractors\05_PII\01_Capsules\F-2484-019B-TR07-1916_DP.PDF

03_Contractors\05_PII\01_Capsules\F-2484-021-TR07-1943_DP.PDF

03_Contractors\05_PII\01_Capsules\Feasibility 1 month satb data-except dissol.pdf

03_Contractors\05_PII\01_Capsules\OSI-Data Summary.pdf

03_Contractors\05_PII\02_Data Disk\15-OSP.pdf

03_Contractors\05_PII\02_Data Disk\16-OSP.pdf

03_Contractors\05_PII\02_Data Disk\17-OSP.pdf

03_Contractors\05_PII\02_Data Disk\21 and 22-OSP.pdf

03_Contractors\05_PII\02_Data Disk\23-OSP.pdf

03_Contractors\05_PII\02_Data Disk\24-OSP.pdf

03_Contractors\05_PII\02_Data Disk\30-OSP.pdf

03_Contractors\05_PII\02_Data Disk\31-OSP.pdf

03_Contractors\05_PII\02_Data Disk\32,33-OSP.pdf

03_Contractors\05_PII\02_Data Disk\34,35,36-OSP.pdf

03_Contractors\05_PII\02_Data Disk\5-OSP.pdf

03_Contractors\05_PII\03_Dose solution method and validation protocol and report\14OSP02- VP 1824.pdf

03_Contractors\05_PII\03_Dose solution method and validation protocol and report\PII VP 1824 DN signature page.pdf

03_Contractors\05_PII\03_Dose solution method and validation protocol and report\TM 07-0124.00.pdf

03_Contractors\05_PII\04_EMEA\080619 redacted response EMEA.pdf

03_Contractors\05_PII\04_EMEA\080915 Redacted EMEA report, 2008.pdf

03_Contractors\05_PII\04_EMEA\081008, redacted reply to EMEA.pdf

03_Contractors\05_PII\04_EMEA\EMEA Report 4 10 08.pdf

03_Contractors\05_PII\04_EMEA\OSI API_QP responsibilities.pdf

03_Contractors\05_PII\05_PII Investigations\DP 07_297.01.pdf

03_Contractors\05_PII\05_PII Investigations\DP 07_299.01.pdf

03_Contractors\05_PII\05_PII Investigations\PII CC 08-0294.pdf

03_Contractors\05_PII\05_PII Investigations\PII CC 08-0296.pdf

03_Contractors\05_PII\05_PII Investigations\PII CC 08-0297.pdf

03_Contractors\05_PII\05_PII Investigations\PII CC 08-0298.pdf

03_Contractors\05_PII\05_PII Investigations\STAB 07_298.01.pdf

03_Contractors\05_PII\05_PII Investigations\STAB 07_300.01.pdf

03_Contractors\05_PII\05_PII Investigations\TM 07_0243.01.pdf

03_Contractors\05_PII\11-Jun-07 PII Memo.pdf

03_Contractors\05_PII\14OSP02_Approval.pdf

03_Contractors\05_PII\14OSP02_ChangeOrder.pdf

03_Contractors\05_PII\14OSP06-signed.pdf

03_Contractors\05_PII\14OSP06-stability section.pdf

03_Contractors\05_PII\Clinical lots Content Uniformity Data.pdf

03_Contractors\05_PII\Dosing Formulation Preparations.pdf

03_Contractors\05_PII\OSI-027RP Preformulation Development Report_Work Performed at Pii.pdf

03_Contractors\05_PII\PCRS reshipment 0703 doc, 20071204091158521.pdf

03_Contractors\05_PII\PII GMP statement for Clincial product release.pdf

03_Contractors\05_PII\PII GMP statement.pdf

03_Contractors\05_PII\Pii_-QA letter to Kim Potter June-08.pdf

03_Contractors\06_SAFC\01_BSE-TSE\1102OS701 CoO BSE-TSE.pdf

03_Contractors\06_SAFC\02_COAs\111363 COA Revised 15-Jun-2012.pdf

03_Contractors\06_SAFC\02_COAs\OSI-027RP (SAFC) 1008391022.pdf

03_Contractors\06_SAFC\02_COAs\OSI-027RP (SAFC) 1102OS701.pdf

03_Contractors\06_SAFC\02_COAs\OSI-027RP (SAFC) 111363.pdf

03_Contractors\06_SAFC\02_COAs\OSI-027RP lot 111363 Final Astellas Release documentation (COA, Micron Shipment release form, CoC) .pdf

03_Contractors\06_SAFC\03_Deviations\1010-607 for PROC-MAD-From-004805 changing batch to non-GMP.pdf

03_Contractors\06_SAFC\03_Deviations\2010-536 for BR-MAD-MBR-009113 v.1.0.pdf

03_Contractors\06_SAFC\03_Deviations\2011-187.pdf

03_Contractors\06_SAFC\03_Deviations\Deviation Approval 2011-187 storage condition and shelf-life.pdf

03_Contractors\06_SAFC\03_Deviations\OSI approval letter for Dev 2011-187 -storage condition and shelf-life.pdf

03_Contractors\06_SAFC\04_Particle Size and Pd\Micron data on 388-54-1 and 388-56-2.pdf

03_Contractors\06_SAFC\04_Particle Size and Pd\OS7 Lot 1002388054 Particle size image analysis.pdf

03_Contractors\06_SAFC\04_Particle Size and Pd\SAFC non-GMP batch 1008391022.pdf

03_Contractors\06_SAFC\04_Particle Size and Pd\SKMBT_C36010122208580 OS7-002.pdf

03_Contractors\06_SAFC\05_Pd analyses\AD10-0210 Pd Ir result 10-Dec-10.pdf

03_Contractors\06_SAFC\05_Pd analyses\AD10-0212 Pd Ir results 21-Dec-10 for OS7-002.pdf

03_Contractors\06_SAFC\05_Pd analyses\AD10-0212 Pd and Ir results for OSI-027RP Lot OS7-002.pdf

03_Contractors\06_SAFC\05_Pd analyses\AD11-0043 Pd Ir OS7R-001 28-Feb-2011.pdf

03_Contractors\06_SAFC\06_SAFC Packaging\Madison\200-543 v2.0.pdf

03_Contractors\06_SAFC\06_SAFC Packaging\Madison\200-555 v3.0.pdf

03_Contractors\06_SAFC\07_Specifications (SAFC)\SPEC-MAD-FPS-009261 v2.0.pdf

03_Contractors\06_SAFC\07_Specifications (SAFC)\SPEC-MAD-RMS-009242 v. 5.0 (OSIP699678).pdf

03_Contractors\06_SAFC\07_Specifications (SAFC)\SPEC-MAD-RMS-009342 v3.0 (OSIP692940).pdf

03_Contractors\06_SAFC\1102OS701- Micronized OSI-027RP data Lot 111363.pdf

03_Contractors\06_SAFC\111363.pdf

03_Contractors\06_SAFC\CofA OS7 Lot 1004391017.pdf

03_Contractors\06_SAFC\CofAv2 OS7 Lot 1002388054 (revised metals).pdf

03_Contractors\06_SAFC\Final signature Fianl Product Label PROC-MAD-OP-014429.pdf

03_Contractors\06_SAFC\IR from 1102OS701- Micronized OSI-027RP data Lot 111363 release.pdf

03_Contractors\06_SAFC\IR of RS-975-18-1 OSI-027RP.pdf

03_Contractors\06_SAFC\OS7 Hazard Evaluation.pdf

03_Contractors\06_SAFC\OS7 Qual Run Report.pdf

03_Contractors\06_SAFC\OSI Approval FPS-009261v1.16.pdf

03_Contractors\06_SAFC\OSIP692940 HPLC scan by ATP-LC-076.pdf

03_Contractors\06_SAFC\Q46924 lot 34996PK. COApdf.pdf

03_Contractors\06_SAFC\Quality Agreement - SAFC 6-8-10 AAS.pdf

03_Contractors\06_SAFC\Quality Agreement - SAFC 6-8-10.pdf

03_Contractors\06_SAFC\Sheboygan Meeting Notes 11.19.09.pdf

03_Contractors\07_Xcelience\31Mar2010 meeting minutes.pdf

03_Contractors\07_Xcelience\OSI-027RP development report on AA formation and method of detection.pdf

03_Contractors\07_Xcelience\QN09043 Rev 1.pdf

03_Contractors\07_Xcelience\qn09043 rev 2.pdf

03_Contractors\07_Xcelience\Telephone Conversation Log 22Mar2010.pdf

04_MSDS\OSI-027AA MSDS 44 5-31-2007.pdf

04_MSDS\OSI-027AQ MSDS 43 5-31-2007.pdf

04_MSDS\OSI-027RP Capsules MSDS 54 10-31-2008.pdf

04_MSDS\OSI-027RP MSDS 46 01-25-2010.pdf

04_MSDS\OSIP692940AA MSDS 75 7-30-2009.pdf

04_MSDS\OSIP692940AA MSDS 75 7-30-2009.pdf

04_MSDS\OSIP699678 MSDS 45 5-31-2007.pdf

04_MSDS\OSIP700024AA MSDS 84 3-1-2011.pdf

04_MSDS\OSIP700068AA MSDS 85 3-1-2011.pdf

05_Packaging\01_AMRI-India Starting Materials\Associated Bag Invoice Y851366 for 4-mil bags 28-6-610.pdf

05_Packaging\01_AMRI-India Starting Materials\Associated bag LDPE MSDS.pdf

05_Packaging\02_AMRI-RSL\3-mil LDPE bags (AMRI-RSL).pdf

05_Packaging\03_clinical\OSI-027 Capsule Subdispensing Memo_Final 090911.pdf

05_Packaging\04_Drums for Stability - Greif Bros\41560 Greif drums.pdf

05_Packaging\05_Micron Technologies\PM030 - 15 Gallon Poly Liner - Flat001.pdf

05_Packaging\06_Patheon\2011-PA-1535-Part 1.pdf

05_Packaging\06_Patheon\2012-PA-0147 - Part 1 cc.pdf

05_Packaging\06_Patheon\33mm CRC cap.pdf

05_Packaging\06_Patheon\OSI 027RP Tablets in Blisters for Stability OSI-MIS-083-0811-R1.pdf

05_Packaging\06_Patheon\PVC white opaque 10-mil blister Klockner.pdf

05_Packaging\06_Patheon\Spec added 09-14-2011.pdf

05_Packaging\07_SAFC-Sheboygan Starting Material Bags\104-6-21.pdf

05_Packaging\07_SAFC-Sheboygan Starting Material Bags\Antistatic agent info and MSDS used in pink bags from SAFC-Sheboygan.pdf

05_Packaging\07_SAFC-Sheboygan Starting Material Bags\Associated Bag Invoice Y851365 for 4-mil bags pink 104-6-21.pdf

06_Pharm Dev\01_Batch Records\OSI-027RP Lab Notebook Scan (RC trials - Oct 2110 P40 to 15).pdf

06_Pharm Dev\01_Batch Records\OSI-027RP Lab Notebook Scan (Roller Compaction).pdf

06_Pharm Dev\01_Batch Records\OSI-027RP Lab Notebook Scan 8 - GCOM0201 20MG0201 50MG0101 100MG1701.pdf

06_Pharm Dev\01_Batch Records\OSI-027RP Lab Notebook Scan.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0401 - Blending, RC, Compression.txt.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0401 0501 0601 OSI2T120MG0101 0201 - High Low Compression Profile.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0401 0501 0601 OSI2T120MG0101 0201 - Ribbon Dimensions Density.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0401, 0501, 0601, OSI2T120MG0101, 0201 - Coating.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0501 - Blending, RC, Compression.txt.pdf

06_Pharm Dev\01_Batch Records\OSI2T005MG0601 - Blending, RC, Compression.txt.pdf

06_Pharm Dev\01_Batch Records\OSI2T100MG1301.pdf

06_Pharm Dev\01_Batch Records\OSI2T100MG1401.pdf

06_Pharm Dev\01_Batch Records\OSI2T100MG1501.pdf

06_Pharm Dev\01_Batch Records\OSI2T100MG1601.pdf

06_Pharm Dev\01_Batch Records\OSI2T120MG0101 - Blending, RC, Compression.txt.pdf

06_Pharm Dev\01_Batch Records\OSI2T120MG0201 - Blending, RC, Compression.txt.pdf

06_Pharm Dev\01_Batch Records\SHARP_PM_AREA_20110126_092453.pdf

06_Pharm Dev\02_BSE TSE\BSE TSE Free Statement - OSI Pharma (OSI-027) Capsules - April 2012.pdf

06_Pharm Dev\03_Development Reports\OSI027RP PII Report 1675 OSI Formulation Feasibility Work.pdf

06_Pharm Dev\03_Development Reports\OSI027RP PII Report 2286 Preformulation Develop Work.pdf

06_Pharm Dev\03_Development Reports\PD027-13-001.00 OSI-027RP Phase 1 Capsule Formulation Development.pdf

06_Pharm Dev\03_Development Reports\PD027-13-002.00 OSI-027RP Capsule Process Development Work at Patheon.pdf

06_Pharm Dev\04_PK\Study R2012010 027 capsule-tablet pk.pdf

07_Process Research\01_API for PII (tromethamine salt from FD)\Batch 5986-15-2 OSI027RP CofA signed.pdf

07_Process Research\01_API for PII (tromethamine salt from FD)\Batch Document 5893-50-1 CofA.pdf

07_Process Research\02_API Process Impurities\OSIP760157 dimer control sample.pdf

07_Process Research\03_Batch Records\01_AMRI-Micron Lot 111364\111364 Micron MBR.pdf

07_Process Research\03_Batch Records\01_AMRI-Micron Lot 111364\OSI-027AA 09100040.pdf

07_Process Research\03_Batch Records\01_AMRI-Micron Lot 111364\OSI-027RP 09100041.pdf

07_Process Research\03_Batch Records\01_AMRI-Micron Lot 111364\OSIP700068 09100038.pdf

07_Process Research\03_Batch Records\02_AMRI-Micron Lot 121439\OSI027_MicronBatchRecord_121439.pdf

07_Process Research\03_Batch Records\02_AMRI-Micron Lot 121439\OSI-027AA 09120060_BR.pdf

07_Process Research\03_Batch Records\02_AMRI-Micron Lot 121439\OSI-027RP 09120061_BR.pdf

07_Process Research\03_Batch Records\02_AMRI-Micron Lot 121439\OSIP700068 09120058.pdf

07_Process Research\04_Chemistry\Structures and names for OSI-027 compounds.pdf

07_Process Research\05_Reports\01_Development Reports\OSI-027-REP-01.pdf

07_Process Research\05_Reports\01_Development Reports\OSI-027-REP-02.pdf

07_Process Research\05_Reports\01_Development Reports\OSI-027-REP-03.pdf

07_Process Research\05_Reports\01_Development Reports\OSI-027-REP-04.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\AMRI OSI-027RP 1kg demo batch report AMRI.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\AMRI OSI-027RP GMP Manufacturing Report 04-11-2011.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\AMRI OSIP692940 Manufacturing Report Lot IN-GMR-B-103.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\AMRI OSIP699678 Manufacturing Report Lot IN-BRP-D-86 and -94.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\AMRI Use test of OSIP699678 and OSIP692940 Aug2012.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML OSI-027AQ Development Report 200g MAR2007.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML OSI-027RP Campaign Report Batch CMLW-469-08-OS3 OCT2008.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML OSI-027RP GMP Campaign Report Batch CMLW-501-09-OS3 AUG2009.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML OSIP692940 Manufacturing Report JUL2007.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML OSIP692940 Manufacturing Report JUL2008.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\CML Preparation of OSIP699677 JUN2007.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC Madison OSI-027RP GMP Campaign Report Batch 1012OS701.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC Madison OSI-027RP non-GMP campaign report Batch 1008391022.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Madison OSI-027RP Process Development Report.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Madison OSI-027RP Qualification Batch Report.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Sheboygan OSIP692940 Campaign Report JUN2010.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Sheboygan OSIP692940 Development Report.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Sheboygan OSIP699678 campaign report JUN2010.pdf

07_Process Research\05_Reports\02_Manufacturing Reports\SAFC-Sheboygan OSIP699678 Development Report.pdf

07_Process Research\06_Solid State - Salt Screen and Polymorph\OSI-027AQ\OSI-027AQ Prelim Stability Study.pdf

07_Process Research\06_Solid State - Salt Screen and Polymorph\SSCI polymorph and salt screen report.pdf

08_Reference Standard\01_Catalent Protocols\TTP-OLR-M0139.04.pdf

08_Reference Standard\01_Catalent Protocols\TTP-OLR-M0143.00.pdf

08_Reference Standard\02_Notifications of Retest\cis-OSI-027(OSIP700607)AM2.2.pdf

08_Reference Standard\02_Notifications of Retest\NOR OSI-027RPWRS2.3 Nov 2014.pdf

08_Reference Standard\02_Notifications of Retest\OSIP692940AAWRS1.4.pdf

08_Reference Standard\02_Notifications of Retest\OSIP699678AAWRS1.4.pdf

08_Reference Standard\02_Notifications of Retest\OSIP700024AAAM2.2.pdf

08_Reference Standard\02_Notifications of Retest\OSIP700068AAAM2.2.pdf

08_Reference Standard\03_Recertification Protocols\cis-OSI-027 Retest Protocol 2.0.pdf

08_Reference Standard\03_Recertification Protocols\OSI-027RP Retest Protocol 2.1.pdf

08_Reference Standard\03_Recertification Protocols\OSIP692940 Retest Protocol 1.2.pdf

08_Reference Standard\03_Recertification Protocols\OSIP699678 Retest Protocol 1.2.pdf

08_Reference Standard\03_Recertification Protocols\OSIP700024AA Retest Protocol 2.1.pdf

08_Reference Standard\03_Recertification Protocols\OSIP700068AA Retest Protocol 2.1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\AD11-0137 OSIP692940-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\AD11-0138 OSIP699678-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\cis-OSI-027 H1 NMR Spectrum - lot RS-6683-22-3.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSI-027RP IR spectrum - lot RS-111363.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSI-027RP IR Spectrum - lot RS-975-18-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSI-027RP IR spectrum lot RS-111363.JPG

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP692940 FTIR Spectrum - lot RS-08196CM.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP692940 H1 NMR - lot RS-08196CM.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP699678 H1 NMR Spectrum - lot RS-6986-2-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP699678 IR Spectrum - lot RS-6986-2-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700024 H1 NMR Spectrum + HPLC - lot RS-5846-21-03 Sep 2011.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700024 H1 NMR Spectrum + HPLC - lot RS-5846-21-03.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700024 IR Spectrum - lot RS-5846-21-03.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700024 IR spectrum lot RS-7202-23-3.JPG

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700024 NMR Spectra - lot RS-7202-23-3.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700068 H1 NMR Spectrum- lot RS-970-87-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700068 IR Spectrum lot RS-7331-5-4.JPG

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700068 IR Spectrum- lot RS-970-87-1.pdf

08_Reference Standard\03_Recertification Protocols\Reference Scans\OSIP700068 NMR Spectra- lot RS-7331-5-4.pdf

08_Reference Standard\04_Retest Data\1H NMR for OSIP699678 ultrapure ref std 7202-15-5.pdf

08_Reference Standard\04_Retest Data\OSI-027RPWRS2.2.pdf

08_Reference Standard\04_Retest Data\OSI-027RPWRS2.3.pdf

08_Reference Standard\04_Retest Data\OSIP692940AA 16-May-2013.pdf

08_Reference Standard\04_Retest Data\OSIP699678 ref std char 7202-15-5.pdf

08_Reference Standard\04_Retest Data\OSIP699678AA 20-May-2013.pdf

08_Reference Standard\04_Retest Data\OSIP700024AAAM2.2.pdf

08_Reference Standard\04_Retest Data\OSIP700068AAAM2.2.pdf

09_Safety\OHC OSI-027RP.pdf

09_Safety\OSI-027 PCCR.PDF

10_Stability\01_Investigations\INV08-0166 Pii 6month 40C-75RH lot 13802.001A.pdf

10_Stability\01_Investigations\Pii investigation to missing samples at time of transfer to Patheon.pdf

10_Stability\02_Photostability\AD12-008 Photostability of OSI-027RP.pdf

10_Stability\02_Photostability\post exposure image of TTP-OLR-M0134 - lot 111364.jpg

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-00Month-CML-W-243-07-OS3-R002.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-12Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-18Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-1Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-24Month-CML-W-243-07-OS3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-36Month-CML-W-243-07-OS3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-3Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-48Month-CML-W-243-07-OS3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-60Month-CML-W-243-07-OS3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-6Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\01_M0090\OLR-M0090-9Month-CML-W-243-07-OS3-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095- Deviation PR 156230.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-00 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-03 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-06 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-09 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-12 Month DSC Investigation PR219811.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-12 Month-CML-W-076-08-OS4-R001.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-18 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-24 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-36 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-48 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\02_M0095\OLR-M0095-60 Month-CML-W-076-08-OS4.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-01Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-03Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-06Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-09Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-12Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-18Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-24Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\03_M0118\TTP-OLR-M0118-Initial-1008391022.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\OLR-M0129 00 Initial.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\OLR-M0129 01 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\OLR-M0129 03 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\OLR-M0129 06 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\OLR-M0129 09 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 12 Month 09100041.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 12 Month 1102OS701.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 18 Month 09100041.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 18 Month 1102OS701.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 24 Month 09100041.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\04_M0129\TTP-OLR-M0129 24 Month 1102OS701.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\M0131 TCR.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 00-Month OSI678.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 00-Month OSI940.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 01-Month Correspondence Record.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 01-Month OSI678.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 01-Month OSI940.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 01-Month OSI940-2.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month OSI678.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month OSI678-2.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month OSI678-3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month OSI940.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month OSI940-2.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 02-Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Month 8196CM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months 65096DM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months BRP-D-86.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months GMR-B-103.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months OSIP692940 08196CM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months OSIP692940 IN-GMR-B-103.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months OSIP699678 65096DM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 03-Months OSIP699678 IN-BRP-D-86.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 06-Months OSIP692940 08196CM.PDF

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 06-Months OSIP699678 65096DM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 06-Months OSIP699678 IN-BRP-D-86.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 09-Months OSIP692940 08196CM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 09-Months OSIP692940 IN-GMR-B-103.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 09-Months OSIP699678 65096DM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 09-Months OSIP699678 IN-BRP-D-86.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 12-Months OSIP692940 08196CM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 12-Months OSIP692940 IN-GMR-B-103.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 12-Months OSIP699678 65096DM.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\OLR-M0131 12-Months OSIP699678 IN-BRP-D-86.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\PR 341620.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\05_M0131\PR 345917.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\3M data correction.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\DSC for TTP-OLR-M0134 photo.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\DSC OLR-M0134 6 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\DSC OLR-M0134 6M at 5°C - initial for new instrument.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\OLR-M0134 6M 40-75 XRPD.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\OLR-M0134 DSC 00 month versus 06 month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\OLR-M0134 In.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-00 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-01 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-03 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-06 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-09 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-12 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\RPT-A-OLR-M0134-18 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\06_M0134\TTP-OLR-M0134 24 Month COAs.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\07_M0137\RPT-A-OLR-M0137 Cycle 0.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\07_M0137\RPT-A-OLR-M0137 Cycle 1.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\07_M0137\RPT-A-OLR-M0137 Cycle 2-3.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\121439 Particle Size initial.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\BR linkage to AMRI lot no.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\Date of micronization and batch yield.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\OLR_M0146 9 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\OLR-M0146 01M.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\OLR-M0146 3 Month.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\OLR-M0146 Initial.pdf

10_Stability\03_Stability Data\01_API\01_Catalent\08_M0146\OLR-M0146_ 6 month_COA.PDF

10_Stability\03_Stability Data\01_API\02_CML DATA\OSI-027RP TTP-OLR-M0090 CMLW-243-07-OS3 3M.pdf

10_Stability\03_Stability Data\01_API\02_CML DATA\OSI-027RP TTP-OLR-M0090 CMLW-243-07-OS3 6M.pdf

10_Stability\03_Stability Data\01_API\02_CML DATA\OSI-027RP TTP-OLR-M0090 CMLW-243-07-OS3 Initial.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap 13803.001A 1-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap 13803.001A 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap 13803.001A 6-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap 13803.001A 9-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap 13803.002A 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap OSP07-0020-1 F-2484-021 1-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap OSP07-0020-1 F-2484-021 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap OSP07-0020-1 F-2484-021 6-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 20mg cap OSP07-0020-1 F-2484-021 9-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap 13802.001A 1-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap 13802.001A 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap 13802.001A 6-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap 13802.001A 9-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap 13802.002A 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap OSP07-0019-1 F-2484-019B 1-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap OSP07-0019-1 F-2484-019B 3-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap OSP07-0019-1 F-2484-019B 6-Month.pdf

10_Stability\03_Stability Data\02_Capsules\01_OSI pdfs\OSI-027RP 5mg cap OSP07-0019-1 F-2484-019B 9-Month.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 100mg OSI2C100MG0101 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 100mg OSI2C100MG0101 01M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 100mg OSI2C100MG0101 02M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 100mg OSI2C100MG0101 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 100mg OSI2C100MG0101 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 5mg OSI2C5MG0201 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 5mg OSI2C5MG0201 01M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 5mg OSI2C5MG0201 02M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 5mg OSI2C5MG0201 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\01_2nd Generation\OSI-027RP Capsules, 5mg OSI2C5MG0201 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\02_OOS Reports\OSI-SP-048-0109_M18_UR29141.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\02_OOS Reports\OSI-SP-059-0409_M36_UR33193.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps 20 mg (HBVC) 12 month.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 01M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 03M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 06M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 09M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (C1640A001) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (HBVC) 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (HBVC) Release.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 01M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 02M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 03M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 06M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 09M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20 mg (OSIC0200101) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 200 mg (OSIC0200101) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 15M int.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 15M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.001A) 6M acc retest.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 11M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (13803.002A) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (F-2484-021) 17M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (F-2484-021) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 20mg (F-2484-021) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 01M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 03M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 06M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 09M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (C1639A001) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 00M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 01M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 02M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 03M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 03M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 06M acc.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 06M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 09M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5 mg (OSIC0050101) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 15M int.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 15M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.001A) 6M acc retest.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 11M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 12M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 18M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 48M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (13802.002A) 60M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (F-2484-019B) 17M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (F-2484-019B) 24M.pdf

10_Stability\03_Stability Data\02_Capsules\02_Patheon Data\OSI-027RP Caps, 5mg (F-2484-019B) 36M.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-1m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-1m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-1m-5c.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-1m-all disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-2m-4075 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-2m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-3m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-3m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-3m-disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-2560 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-3065 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-4075 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-5 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-9m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-9m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\01_13802-001 - 5mg\13802.001A-30perpack-9m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802 002A-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802 002A-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802.002A 3M-2560 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802.002A CofA.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802.002A initial disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\02_13802-002 - 5mg\13802.002A-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001a-30perpack-1m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-1m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-1m-5c.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-1m-all disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-2m-4075 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-2m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-3m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-3m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-3m-disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-2560 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-3065 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-4075 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-6m-5c Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-9m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-9m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\03_13803-001 - 20mg\13803.001A-30perpack-9m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803 002A-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803 002A-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803.002A initial disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803.002A 3M@25-60 Disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803.002A 3M@25-60.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803.002A CofA.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\04_13803-002 - 20mg\13803.002A-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B 3M Original S1 Dissolution data.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30package-2m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-12m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-12m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-12m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-1m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-1m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-1m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-1m-5_rev.1.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-1m-Freezer.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-2m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-3m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-3m-5c.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-2560 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-4075 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-5 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-7weeks-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-7weeks-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-7weeks-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-9m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-30perpack-9m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-Initial.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-Initial_rev.1.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\05_F2484-019B - 5mg\F-2484-019B-TR07-1915_DP_rev.1.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021 3M Original S1 Dissolution data.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-12m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-12m-3065.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-12m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-1m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-1m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-1m-5c.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-1m-Freezer.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-2m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-3m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-3m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-3m-5c.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-2560 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-4075 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-5 disso.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-6m-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-7weeks-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-7weeks-4075.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-7weeks-5.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-30perpack-9m-2560.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-Initial.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\06_F-2484-021 - 20mg\F-2484-021-Initial_rev.1.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\INV08-0166 Pii 6M 4075 lot 13802.001A\13802.001A form to start 30-65.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\INV08-0166 Pii 6M 4075 lot 13802.001A\Final Investigation documents.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\INV08-0166 Pii 6M 4075 lot 13802.001A\OSI-027 bulk density.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\INV08-0166 Pii 6M 4075 lot 13802.001A\TM 07-0256.01 May 2008.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\LIR 08-0049 for wrong KF method at 2M.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\LIR 08-0128 for wrong KF method at 6M.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\07_LIRs\OSI QA Letter to Pii for LIR 08-0128 for wrong KF method at 6M.pdf

10_Stability\03_Stability Data\02_Capsules\03_Pii Data\Pii data summary for IMPD.pdf

10_Stability\03_Stability Data\02_Capsules\Pages from OSI-027RP Caps, 20mg (13803.002A) 48M for OOS investigation.pdf

10_Stability\03_Stability Data\02_Capsules\Pages from OSI-027RP Caps, 5mg (13802.002A) 48M for OOS investigation.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100 mg OSI2T100MG1701 18M blisters.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100 mg OSI2T100MG1701 18M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg HSNX 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 - Initial.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0501 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 - 6M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0601 -Initial.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 - Initial.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0701 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0801 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0801 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0801 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0801 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG0801 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 00M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 01M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 02M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 02W open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 03M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701 - BLIS - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 100mg OSI2T100MG1701-BLIS-12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0101 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0101 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0101 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0101 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0101 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0201 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0201 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0201 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0201 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 120mg OSI2T120MG0201 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20 mg HSNT 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20 mg OSI2T20MG0201 18M blisters.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20 mg OSI2T20MG0201 18M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg HSNT - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg HSNT - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg HSNT - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg HSNT - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg HSNT - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0101 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0101 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0101 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0101 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0101 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 00M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 01M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 02M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 02W open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 03M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201 - BLIS - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 20mg OSI2T20MG0201-BLIS-12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50 mg HSNV 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50 mg OSI2T50MG0101 18M blisters.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50 mg OSI2T50MG0101 18M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg HSNV - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg HSNV - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg HSNV - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg HSNV - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg HSNV - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 00M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 01M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 02M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 02W open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 03M open bottle.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - 12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101 - BLIS - 09M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 50mg OSI2T50MG0101-BLIS-12M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 - Initial.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0201 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0301 - 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0301 - 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0301 - 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0301 - 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0301 - 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0401 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0401 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0401 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0401 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0401 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0501 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0501 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0501 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0501 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0501 06M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0601 00M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0601 01M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0601 02M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0601 03M.pdf

10_Stability\03_Stability Data\03_Tablets\OSI-027RP Tablets, 5mg OSI2T5MG0601 06M.pdf

10_Stability\03_Stability Data\03_Tablets\Product Information for OSI-027RP-Capsules-Tablets_updated_2.pdf

10_Stability\03_Stability Data\03_Tablets\Product Information for OSI-027RP-FeasibilityBatchInfo_1.pdf

10_Stability\04_Stability Protocols\01_API Comparability milled vs unmilled\API Comparability milled vs unmilled OSI-027RP.pdf

10_Stability\04_Stability Protocols\01_API Comparability milled vs unmilled\Comparability protocol OSI-027 micronization Rev.pdf

10_Stability\04_Stability Protocols\01_API Comparability milled vs unmilled\Interim Comparability Report milled vs unmilled Interim.pdf

10_Stability\04_Stability Protocols\02_Catalent\OLR M0118.03 approved.PDF

10_Stability\04_Stability Protocols\02_Catalent\OLR M0129.04 approved.PDF

10_Stability\04_Stability Protocols\02_Catalent\OLR M0131.03 approved.PDF

10_Stability\04_Stability Protocols\02_Catalent\OLR M0134.04 approved.PDF

10_Stability\04_Stability Protocols\02_Catalent\TTP-OLR-M0090.08.pdf

10_Stability\04_Stability Protocols\02_Catalent\TTP-OLR-M0095.07.pdf

10_Stability\04_Stability Protocols\02_Catalent\TTP-OLR-M0137.00.pdf

10_Stability\04_Stability Protocols\02_Catalent\TTP-OLR-M0146.00.pdf

10_Stability\04_Stability Protocols\02_Catalent\TTP-OLR-M0149.03.pdf

10_Stability\04_Stability Protocols\03_Comparability Protocol milled vs unmilled\Comparability protocol OSI-027 micronization.pdf

10_Stability\04_Stability Protocols\03_Comparability Protocol milled vs unmilled\Revised Comparability protocol OSI-027 micronization.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\C1639 and C1640.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\OSI-SP-058-0409 Sample Destruction Auth.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\OSI-SP-081-1210 Sample Disposition.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\OSI-SP-099-0412 batch details.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\OSI-SP-099-0412 batch info.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\OSI-SP-115-0712-R0 Batch Information.pdf

10_Stability\04_Stability Protocols\04_Patheon\batch details\Repackaging of OSI-027RP Tablets for Open Bottle Protocol OSI-SP-110-0512.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-041-1208-R1.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-048-0109-R2.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-058-0409-R1 Pii transfer - feasibilty lots.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-059-0409-R2.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-080-1110-R0- OSI-027RP Prototype Tablets and Capsules.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-081-1210-R1 OSI-027RP Tablet Prototypes 5, 20 and 100 mg.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-087-1211-R0 Prototype OSI-027RP Tablets.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-091-0212-R2.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-099-0412-R0 OSI-027 Capsules CTM .pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-108-0512-R2.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-110-0512-R2.pdf

10_Stability\04_Stability Protocols\04_Patheon\OSI-SP-115-0712-R0.pdf

10_Stability\04_Stability Protocols\05_Pii\OSI letter to Pii - stability terminations.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP07-0019-1 Lot F-2484-019B 5mg Capsules.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP07-0020-1 Lot F-2484-021 20mg Capsules.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP07-0021-1 Lot 13803.001A 20mg Capsules.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP07-0022-1 Lot 13802.001A 5mg Capsules.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP08-0001-1 Lot 13802.002A 5mg Capsules.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP08-0002-1 API input.pdf

10_Stability\04_Stability Protocols\05_Pii\OSP08-0002-1 Lot 13803.002A 20mg Capsules.pdf

10_Stability\05_Stability Reports\01_027 api extension\API requirements - client memo API transport LTR 19-Jan-2012 .pdf

10_Stability\05_Stability Reports\01_027 api extension\API Transportation Patheon LTR 25-Oct-2011.PDF

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Micronized Retest date ext to 9M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest (36M) to AMRI SAFC.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest 36M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest 48M (CMLW-469-08-OS3 only).pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest date ext to 12M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest date ext to 24M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest date ext to 36M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest date ext to 48M (CMLW-469-08-OS3 only).pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP API Retest date ext to 9M.pdf

10_Stability\05_Stability Reports\01_027 api extension\OSI-027RP-006 API Re-evaluation 36M.pdf

10_Stability\05_Stability Reports\01_027 api extension\RE-Eval date Justification form drug substance OSI027RP-001.pdf

10_Stability\05_Stability Reports\01_027 api extension\stability extension form OSI-027RP-006 36-months.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules Expiry 60M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 12M Final.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 15M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 24M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 36M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 48M QA approval.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 48M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 48M_Updated Lot Numbers 01 Aug 2011.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 60M form.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 60M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules extension to 9M Final.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Capsules no change to 12M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Tablet extension to 18M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Tablet extension to 24M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP Tablets Open Bottle summary.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP-003 Tablets expiry form 9M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP-004 Tablets expiry form 12M.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP-005 tablet re-eval justification 11 jan 2013.pdf

10_Stability\05_Stability Reports\02_027 dp extension\OSI-027RP-007 Tablets expiry form 24M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\1-1-OSI-027RP 5mg cap OSIC0050101 48M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\1-2-OSI-027RP 5mg cap OSIC0050101 06M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\2-1-OSI-027RP 20mg cap OSIC0200101 48M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\2-2-OSI-027RP 20mg cap OSIC0200101 06M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\3-1-OSI-027RP 5mg cap C1639A001 36M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\3-1-OSI-027RP 5mg cap C1639A001 48M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\3-2-OSI-027RP 5mg cap C1639A001 06M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\4-1-OSI-027RP 20mg cap, C1640A001 36M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\4-1-OSI-027RP 20mg cap, C1640A001 48M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\4-2-OSI-027RP 20mg cap, C1640A001 06M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\01_Capsules - G1\5-1-OSI-027RP 20mg cap, HBVC 00M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\02_Capsules - G2\1-OSI-027RP 5mg cap G2 OSI2C5MG0201 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\02_Capsules - G2\2-OSI-027RP 100mg cap G2 OSI2C100MG0101 6M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\03_Tablets - G1\1-OSI-027RP 5mg tab G1 OSI2T5MG0201 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\03_Tablets - G1\2-OSI-027RP 100mg tab G1 OSI2T100MG0501 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\03_Tablets - G1\3-OSI-027RP 100mg tab G1 OSI2T100MG0601 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\03_Tablets - G1\4-OSI-027RP 100mg tab G1 OSI2T100MG0701 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\01-1-OSI-027RP 5mg tab G2 OSI2T5MG0301 06M 25-60.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\01-2-OSI-027RP 5mg tab G2 OSI2T5MG0301 06M 30-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\01-3-OSI-027RP 5mg tab G2 OSI2T5MG0301 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\02-1-OSI-027RP 20mg tab G2 OSI2T20MG0101 06M 25-60.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\02-2-OSI-027RP 20mg tab G2 OSI2T20MG0101 06M 30-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\02-3-OSI-027RP 20mg tab G2 OSI2T20MG0101 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\03-1-OSI-027RP 100mg tab G2 OSI2T100MG0801 06M 25-60.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\03-2-OSI-027RP 100mg tab G2 OSI2T100MG0801 06M 30-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\03-3-OSI-027RP 100mg tab G2 OSI2T100MG0801 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\04-1-OSI-027RP 5mg tab G2 OSI2T5MG0401 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\05-1-OSI-027RP 5mg tab G2 OSI2T5MG0501 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\06-1-OSI-027RP 5mg tab G2 OSI2T5MG0601 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\07-1-OSI-027RP 120mg tab G2 OSI2T120MG0101 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\04_Tablets - G2\08-1-OSI-027RP 120mg tab G2 OSI2T120MG0201 06M 40-75.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-1-OSI-027RP 20mg tab OS2T20mg0201 (bottles) 12M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-2-OSI-027RP 20mg tab OS2T20mg0201 (bottles) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-3-OSI-027RP 20mg tab OS2T20mg0201 (blisters) 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-3-OSI-027RP 20mg tab OS2T20mg0201 (blisters) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-4-OSI-027RP 20mg tab OS2T20mg0201 (blisters) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\05-5-OSI-027RP 20mg tab OS2T20mg0201 (open bottle) 03M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-1-OSI-027RP 50mg tab OS2T50mg0101 (bottles) 12M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-2-OSI-027RP 50mg tab OS2T50mg0101 (bottles) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-3-OSI-027RP 50mg tabs OSI2T50mg0101 (blisters) 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-3-OSI-027RP 50mg tabs OSI2T50mg0101 (blisters) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-4-OSI-027RP 50mg tab OS2T50mg0101 (blisters) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\06-5-OSI-027RP 50mg tab OS2T50mg0101 (open bottle) 03M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\07-1-OSI-027RP 100mg tab OS2T100MG1701 (bottles) 12M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\07-3-OSI-027RP 100mg tab OS2T100MG1701 (blisters) 06M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\07-3-OSI-027RP 100mg tab OS2T100MG1701 (blisters) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\07-5-OSI-027RP 100mg tab OS2T100MG1701 (open bottle) 03M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\08-1-OSI-027RP 20mg tab HSNT (bottles) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\08-2-OSI-027RP 20mg tab HSNT (bottles) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\09-1-OSI-027RP 50mg tab HSNV (bottles) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\09-2-OSI-027RP 50mg tab HSNV (bottles) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\10-1-OSI-027RP 100mg tab HSNX (bottles) 09M.pdf

10_Stability\05_Stability Reports\03_Drug Product\01_Patheon\05_Tablets (CTM)\10-2-OSI-027RP 100mg tabs HSNX (bottles) 06M 4075.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\027 docs for OOS 6 month 40C-75RH.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\1-1-OSI-027RP 5mg cap F-2484-019B 36M.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\1-2-OSI-027RP 5mg cap F-2484-019B 6M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\2-1-OSI-027RP 20mg cap F-2484-021 36M.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\2-2-OSI-027RP 20mg cap F-2484-021 6M acc.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\3-1-OSI-027RP 5mg cap 13802.001A 60M.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\3-2-OSI-027RP 5mg cap 13802.001A 15M int.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\3-3-OSI-027RP 5mg cap 13802.001A 6M acc retest.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\4-1-OSI-027RP 20mg cap 13803.001A 60M.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\4-2-OSI-027RP 20mg cap 13803.001A 15M int.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\4-3-OSI-027RP 20mg cap 13803.001A 6M acc retest.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\5-OSI-027RP 5mg cap 13802.002A 60M.pdf

10_Stability\05_Stability Reports\03_Drug Product\02_Pii\6-OSI-027RP 20mg cap 13803.002A 60M.pdf

10_Stability\05_Stability Reports\04_Drug Substance\1-1-OSI-027RP CML-W-243-07-OS3 60M.pdf

10_Stability\05_Stability Reports\04_Drug Substance\1-2-OSI-027RP CML-W-243-07-OS3 6M acc.pdf

10_Stability\05_Stability Reports\04_Drug Substance\2-OSI-027RP CML-W-076-08-OS4 60M.pdf

10_Stability\05_Stability Reports\04_Drug Substance\3-1-OSI-027RP 1008391022 24M.pdf

10_Stability\05_Stability Reports\04_Drug Substance\3-2-OSI-027RP 1008391022 6M Acc.pdf

10_Stability\05_Stability Reports\04_Drug Substance\4-1-OSI-027RP 1102OS701 24M 2560.pdf

10_Stability\05_Stability Reports\04_Drug Substance\4-2-OSI-027RP 1102OS701 06M ACC.pdf

10_Stability\05_Stability Reports\04_Drug Substance\5-1-OSI-027RP 09100041 24M 2560.pdf

10_Stability\05_Stability Reports\04_Drug Substance\5-2-OSI-027RP 09100041 06M ACC.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\1-1-OSI-027RP 111363 12M 2560.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\1-2-OSI-027RP 111363 03M 3065.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\1-3-OSI-027RP 111363 06M 4075.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\1-4-OSI-027RP 111363 Photostability.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\1-5-OSI-027RP 111363 Thermal Cycling C3.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\2-1-OSI-027RP 111364 12M 2560.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\2-2-OSI-027RP 111364 03M 3065.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\2-3-OSI-027RP 111364 06M 4075.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\2-4-OSI-027RP 111364 Photostability.pdf

10_Stability\05_Stability Reports\04_Drug Substance\Micronized\3-1-OSI-027RP 121439 00M 2560.pdf

10_Stability\05_Stability Reports\05_Starting Materials\1-1-OSIP699678 65096DM 12M 5C.pdf

10_Stability\05_Stability Reports\05_Starting Materials\1-2-OSIP699678 65096DM 12M 25-60.pdf

10_Stability\05_Stability Reports\05_Starting Materials\1-3-OSIP699678 65096DM 06M 40-75.pdf

10_Stability\05_Stability Reports\05_Starting Materials\2-1-OSIP699678 IN-BRP-D-86 12M 5C.pdf

10_Stability\05_Stability Reports\05_Starting Materials\2-2-OSIP699678 IN-BRP-D-86 12M 25-60.pdf

10_Stability\05_Stability Reports\05_Starting Materials\2-3-OSIP699678 IN-BRP-D-86 06M 40-75.pdf

10_Stability\05_Stability Reports\05_Starting Materials\3-1-OSIP692940 08196CM 12M 5C.pdf

10_Stability\05_Stability Reports\05_Starting Materials\3-2-OSIP692940 08196CM 12M 25-60.pdf

10_Stability\05_Stability Reports\05_Starting Materials\3-3-OSIP692940 08196CM 06M 40-75.pdf

10_Stability\05_Stability Reports\05_Starting Materials\4-1-OSIP692940 IN-GMR-B-103 12M 5C.pdf

10_Stability\05_Stability Reports\05_Starting Materials\4-2-OSIP692940 IN-GMR-B-103 12M 25-60.pdf

10_Stability\05_Stability Reports\05_Starting Materials\4-3-OSIP692940 IN-GMR-B-103 06M 40-75.pdf

11_Starting Material COAs\030212 Q46924 HPLC Data.pdf

11_Starting Material COAs\OSIP692940 AMRI batch IN-GMR-B-103.pdf

11_Starting Material COAs\OSIP692940 -Lot R10008003.pdf

11_Starting Material COAs\OSIP692940 SAFC batch 08196CM.pdf

11_Starting Material COAs\OSIP692940 SAFC batch 85596MK.pdf

11_Starting Material COAs\OSIP699678 AMRI batch IN-BRP-D-86.pdf

11_Starting Material COAs\OSIP699678 AMRI batch IN-BRP-D-94.pdf

11_Starting Material COAs\OSIP699678 -Lot R10008041.pdf

11_Starting Material COAs\OSIP699678 SAFC batch 34996PK.pdf

11_Starting Material COAs\OSIP699678 SAFC batch 65096DM.pdf

12_Toxicology\01_ADC\01_Protocols\OSI-027RP in DMSO 2067 Validation Protocol.pdf

12_Toxicology\01_ADC\01_Protocols\OSI-027RP in DMSO Method Qual Protocol Low dose Jan-2008.pdf

12_Toxicology\01_ADC\02_Reports\2067A-1 for AMS00107 after changes requested by Study Director.pdf

12_Toxicology\01_ADC\02_Reports\2067L-1 Final Report for Qual of OSI-027RP in DMSO dose solutions-low conc.pdf

12_Toxicology\01_ADC\02_Reports\ADMEQuant Final Report 2067A-2 for CAB00107.pdf

12_Toxicology\01_ADC\02_Reports\ADMEQUANT Final Report 2067L2 Addendum Devs.pdf

12_Toxicology\01_ADC\02_Reports\OSI-027RP in DMSO Method Qual Mar 2008 - ADMEQuant.pdf

12_Toxicology\02_protocols\R2007056 MNT amendment 1.pdf

12_Toxicology\02_protocols\R2007056 MNT final protocol.pdf

12_Toxicology\03_Tox Reports\01_Explanatory Memos\Memo for P2007051 Dose Solution Analysis Subreport XSP07-008 final.pdf

12_Toxicology\03_Tox Reports\01_Explanatory Memos\Memo for R2007052 Dose Solution Analysis Subreport XSP07-009 final.pdf

12_Toxicology\03_Tox Reports\01_Explanatory Memos\Memo for R2007053 Dose Solution Analysis Subreport XSP07-010 final.pdf

12_Toxicology\03_Tox Reports\01_Explanatory Memos\Memo for V2007076 Dose Solution Analysis Subreport Chantest 070507.PTJ final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Memo for ChanTest 16-Jul-08.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Memo XSP07-008 frozen stability.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Memo XSP07-009 frozen stability.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Memo XSP07-010 frozen stability.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\P2007041 Dose Solution Analysis Subreport SNBL.040.08 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\P2007051 Dose Solution Analysis Subreport XSP07-008 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\P2007074 Dose Solution Analysis Subreport SNBL.040.09 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\R2007040 Dose Solution Analysis Subreport PCRS-OSI-0703 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\R2007043 Dose Solution Analysis Subreport PCRS-OSI-0704 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\R2007052 Dose Solution Analysis Subreport XSP07-009 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\R2007053 Dose Solution Analysis Subreport XSP07-010 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\R2007056 Dose Solution Analysis Subreport MNA00407 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\V2007076 Dose Solution Analysis Subreport Chantest 070507.PTJ final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan P2007041 SNBL.040.08 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan P2007051 XSP07-008.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan P2007074 SNBL.040.09 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan R2007040 PCRS-OSI-0703 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan R2007043 PCRS-OSI-0704 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan R2007052 XSP07-009 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan R2007053 XSP07-010 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan R2007056 MNA00407 final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\Signature Scan V2007076 070507.PTJ final.pdf

12_Toxicology\03_Tox Reports\02_final tox reports\Tox Rpt Sig Pages\wrong header Signature Scan P2007051 XSP07-008 final.pdf

12_Toxicology\03_Tox Reports\03_tox gmp letters\P2007041 SNBL.040.08 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\P2007051 XSP07-008 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\P2007074 SNBL.040.09 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\R2007040 PCRS-OSI-0703 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\R2007043 PCRS-OSI-0704 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\R2007052 XSP07-009 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\R2007053 XSP07-010 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\R2007056 MNA00407 GMP Letter.jpg

12_Toxicology\03_Tox Reports\03_tox gmp letters\tox gmp letters.pdf

12_Toxicology\03_Tox Reports\03_tox gmp letters\V2007076 070507.PTJ GMP Letter.jpg

12_Toxicology\03_Tox Reports\Chantest Sample - Pii Analysis Tox Solution Summary.pdf

12_Toxicology\03_Tox Reports\Chantest Sample - Pii Analysis Tox Solution Summary Table.pdf

12_Toxicology\03_Tox Reports\Pii Tox Solution Analysis Summary.pdf

12_Toxicology\03_Tox Reports\V2007076 amendment 1.pdf

SCHEDULE 2

OSI PRODUCT PATENTS

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SCHEDULE 3

COMPOUND STRUCTURE

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SCHEDULE 4

DEVELOPMENT PLAN

Aevi plans to expeditiously develop OSI-027 for lymphatic malformations including but not limited to generalized lymphatic anomaly (GLA), Kaposiform lymphatic anomaly (KLA), Gorham Stoudt Disease and lymphatic anomaly unspecified.  These diseases are congenital, rare & orphan, life threatening and require systemic treatment.

Our first priority is to develop OSI-027 for lymphatic malformations, but we would like to consider development of a topical formulation for congenital venous malformations at some point in the future.  The reason for this prioritization is that, as noted, lymphatic malformations are life-threatening, rare and without current approved therapies.  There is the possibility for breakthrough designation in the USA.

While we will initially prioritize development in the USA, we recognize that these conditions occur worldwide, and we will seek to develop and make them available globally to the extent possible.

We will need a new IND for Lymphatic Malformations with the Office of Hematology and Oncology Products.  Aevi will seek FDA input and advice prior to filing the IND.  We can reference the previous IND filed by OSI.  Likewise, we will seek advice from the EMA prior to further development in Europe.  We will seek a partner for Japanese development and commercialization.

We will pursue orphan drug designation in both USA and Europe based on evolving clinical data.  We will also attempt to develop biomarkers for patient selection and precision dosing to ensure optimal use of the product, especially in lymphatic anomalies.

The following provides an outline of the proposed development program:

•	Synthesize new GMP batch, requalify API if available
•	Create oral formulation, and explore feasibility of topical formulation
•	Request pre-IND meeting from FDA
•	Conduct long-term preclinical studies to support registration
•	Finalize protocol design for PK/PD proof-of-concept study
•	File IND for lymphatic malformations
•	Conduct PK/PD proof-of-concept study (probably limited to 4 weeks) in US
•	Conduct biomarker works in parallel
•	Obtain scientific advice from EMA
•	If positive, file orphan drug designation, breakthrough status, and PRV eligibility; and agree to pivotal design with FDA
•	Conduct pivotal trial
•	File NDA and MAA

The proposed development plan is built upon the following assumptions:

•	API clinical supplies available for requalification
–	If clinical supplies not available, GMP API development will add 6-month delay
•	Juvenile Tox Study required prior to pediatric dosing; study will define an appropriate dose with good risk/benefit profile
•	Non clinical studies including Human ADME, Carc Tox, Chronic Tox, and Developmental Tox will be executed in parallel with clinical program
•	PK/PD Dose Ranging study in adults will begin with open IND
–	DDI Study in adults will be conducted in parallel with PK/PD Dose Ranging
•	Ph 2/3 KLA/GM OL Basket Study to follow PK/PD Study and Juvi Tox
–	POC on KLA indication can be reached with ~10 patients and will support NDA
•	FDA will grant Orphan designation and Breakthrough designation for both KLA and LM
•	One PRV will be granted for either KLA or LM

SCHEDULE 5

REGULATORY DOCUMENTATION

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SCHEDULE 6

PRESS RELEASE

Aevi Genomic Medicine Enters into Worldwide License Agreement with Astellas to develop and commercialize a novel second generation mTORC1/2 inhibitor

Entering Phase 2 clinical trials for the treatment of Lymphatic Malformations which include a number of rare and orphan diseases.

July XX, 2019 — Aevi Genomic Medicine, Inc. (NASDAQ: GNMX, “Aevi”) today announced it has entered into an exclusive license agreement with OSI Pharmaceuticals, LLC, an indirect wholly-owned subsidiary of Astellas Pharma Inc. (“Astellas”) for the worldwide development and commercialization of Astellas’ second generation mTORC1/2 inhibitor, ASP7486 (OSI-027). Aevi’s initial focus of study with ASP7486 will be for congenital Lymphatic Malformations, which includes a number of rare and orphan diseases. The mTORC1/2 pathway is believed to be involved in greater than 80% of patients with congenital Lymphatic Malformations.

Under the terms of the license agreement, Aevi will pay Astellas an up-front license fee of $500,000 and Astellas will be eligible to receive milestones payments based upon the achievement of specified development and regulatory milestones. Upon commercialization, Astellas will be entitled to a tiered, single-digit royalty on worldwide annual net sales. Aevi will be responsible for all clinical development, manufacturing, and commercialization activities and costs.

Lymphatic Malformations are rare congenital and potentially life-threatening diseases of the lymphatic system. Some of the diseases involved are Generalized Lymphatic Anomaly (GLA), Kaposiform lymphangiomatosis (KLA), and Gorham-Stoudt disease (GSD). Most lymphatic malformations are evident at birth or within the first two years of age. The exact prevalence of lymphatic malformations in the general population is unknown, but is thought to be approximately 1 in every 4000 live births. There may be as many as 30,000 to 60,000 Americans living with congenital lymphatic malformations. In some cases, the disease may be familial and have a recognizable genetic cause. In most cases it appears to be sporadic, although genetic mutations are often present.

There are currently no approved drug therapies for these conditions. ASP7486 represents a new targeted therapy that may address the underlying cause in the majority of these patients.

"We are delighted to enter into this agreement with a world class company like Astellas," said Mike Cola, Chief Executive Officer Aevi. "We believe that the mTOR pathway is a promising novel target with clinical proof of concept that may benefit many children and adults with these potentially devastating diseases. Entry into this license agreement highlights the broad potential of our unique R&D capabilities and further supports Aevi’s strategy to rapidly bring novel and life altering therapies to children and adults suffering from rare and life-threatening orphan diseases.

About Aevi Genomic Medicine, Inc.

Aevi Genomic Medicine, Inc. is dedicated to unlocking the potential of genomic medicine to translate genetic discoveries into novel therapies. Driven by a commitment to patients with pediatric onset life-altering diseases, the company’s research and development efforts leverage an internal genomics platform and an ongoing collaboration with the Center for Applied Genomics (CAG) at The Children’s Hospital of Philadelphia (CHOP).

Forward-looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, which include all statements other than statements of historical fact, including (without limitation) those regarding the Company's financial position, its development and business strategy, its product candidates and the plans and objectives of management for future operations. The Company intends that such forward-looking statements be subject to the safe harbors created by such laws. Forward-looking statements are sometimes identified by their use of the terms and phrases such as "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning, "expect," "believe," "will," "will likely," "should," "could," "would," "may" or the negative of such terms and other comparable terminology. All such forward-looking statements are based on current expectations and are subject to risks and uncertainties. Should any of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may differ materially from those included within these forward-looking statements. Accordingly, no undue reliance should be placed on these forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. As a result of these factors, the events described in the forward-looking statements contained in this release may not occur.

CONTACT:

Aevi Genomic Medicine, Inc.

Mike Cola

Mike.cola@aevigenomics.com

Westwicke Partners

Chris Brinzey

+1-339-970-2843

Chris.brinzey@westwicke.com

MEDIA INQUIRIES:

FTI Consulting

Irma Gomez-Dib

+1-212-850-5761

+1-415-706-9155

irma.gomez-dib@fticonsulting.com